                         File Nos. 33-62470 and 811-7704
                    As filed with the Securities and Exchange

                         Commission on February 25, 2000
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Post-Effective Amendment No. 36                         [X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No. 38                                        [X]


                              SCHWAB CAPITAL TRUST
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
               (Address of Principal Executive Offices) (zip code)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000


                               Jeremiah H. Chafkin

             101 Montgomery Street, San Francisco, California 94104
                     (Name and Address of Agent for Service)

                          Copies of communications to:


John H. Grady, Jr. Esq.                 Martin E. Lybecker                Frances Cole, Esq.
Morgan Lewis & Bockius LLP              Ropes & Gray                      Charles Schwab Investment
1701 Market Street                      One Franklin Square               Management, Inc.
Philadelphia, PA 19103                  1301 K Street NW                  101 Montgomery Street
                                        Suite 800 East                    120K-14-109
                                        Washington, DC 20005              San Francisco, CA  94104


It is proposed that this filing will become effective (check appropriate box)

     / /  Immediately upon filing pursuant to paragraph (b)
     /X/  On February 29,2000, pursuant to paragraph (b)
     / /  60 days after filing pursuant to paragraph (a)(1)
     / /  On (date) pursuant to paragraph (a)(1)
     / /  75 days after filing pursuant to paragraph (a)(2)
     / / On (date) pursuant to paragraph (a)(2) of Rule 485 if appropriate, check the following box:
     / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SCHWAB
EQUITY INDEX FUNDS


PROSPECTUS
February 29, 2000



SCHWAB S&P 500 FUND

SCHWAB 1000 FUND(R)

SCHWAB SMALL-CAP INDEX FUND(R)


SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)


SCHWAB INTERNATIONAL INDEX FUND(R)


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                           [CHARLES SCHWAB LOGO]

SCHWAB
EQUITY INDEX
FUNDS


ABOUT THE FUNDS


   4   Schwab S&P 500 Fund

  10   Schwab 1000 Fund(R)

  14   Schwab Small-Cap Index Fund(R)


  18   Schwab Total Stock Market Index Fund(TM)

  22   Schwab International Index Fund(R)

  26   Fund Management



INVESTING IN THE FUNDS



  28   Buying Shares

  29   Selling/Exchanging Shares

  30   Transaction Policies

  31   Distributions and Taxes

ABOUT THE FUNDS


The funds in this prospectus share the same basic INVESTMENT STRATEGY: They are designed to track the performance of a stock market index. Each fund tracks a different index.

This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of choosing investments based on judgment, a portfolio manager LOOKS TO AN INDEX to determine which securities the fund should own.

Because the composition of an index tends to be comparatively stable, index funds historically have shown LOW PORTFOLIO TURNOVER compared to actively managed funds.

The funds are designed for LONG-TERM INVESTORS. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB

S&P 500 FUND


TICKER SYMBOLS

INVESTOR SHARES         SWPIX
SELECT SHARES(R)        SWPPX
e.SHARES(R)             SWPEX


THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE S&P 500(R) INDEX.


INDEX

THE S&P 500 INDEX INCLUDES THE COMMON STOCKS OF 500 LEADING U.S. COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in proportion to its total market value.


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of total assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.


LARGE-CAP STOCKS


Although the 500 companies in the index constitute only about 7% of all the publicly traded companies in the United States, they represent approximately 80% of the total value of the U.S. stock market. (All figures are as of 10/31/99.)


Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.


                        S&P 500 FUND   4

Long-term investors who want to focus on LARGE-CAP U.S. STOCKS or who are looking for performance that is linked to a POPULAR INDEX may want to consider this fund.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE LARGE-CAP PORTION OF THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund cannot take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks. As a result, whenever these stocks perform less well than mid- or small-cap stocks, the fund may underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag those investments.


OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund uses to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


INDEX OWNERSHIP

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500(R) and 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).


                                       5   S&P 500 FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investments.

The fund has three share classes, which have different minimum investments and different costs. For information on choosing a class, see page 28.



ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR GRAPH]

                 97      98         99
                32.47    28.0      20.60

BEST QUARTER: 21.08% Q4 1998
WORST QUARTER: -9.98% Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/99

                                                                        SINCE
                                                      1 YEAR          INCEPTION
--------------------------------------------------------------------------------
 Investor Shares                                       20.60           26.13 1
 Select Shares(R)                                      20.78           25.69 2
 e.Shares(R)                                           20.68           26.26 3
 S&P 500(R) Index                                      21.04           26.74 4

1 Inception: 5/1/96.

2 Inception: 5/19/97.

3 Inception: 5/1/96.

4 From 5/1/96.



FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.



 FEE TABLE (%)

                                           INVESTOR       SELECT
                                            SHARES        SHARES        e.SHARES
--------------------------------------------------------------------------------
 SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                             None          None           None
 ANNUAL OPERATING EXPENSES                       (% of average net assets)
 Management fees*                            0.17          0.17           0.17
 Distribution (12b-1) fees                   None          None           None
 Other expenses                              0.30          0.15           0.16
                                            ====================================
 Total annual operating expenses             0.47          0.32           0.33

 EXPENSE REDUCTION                          (0.12)        (0.13)         (0.05)
                                            ------------------------------------
 NET OPERATING EXPENSES**                    0.35          0.19           0.28
                                            ====================================

*  Reflects current fees.

** Guaranteed by Schwab and the investment adviser through 2/28/01.



EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


                         1 YEAR         3 YEARS        5 YEARS          10 YEARS
--------------------------------------------------------------------------------
 Investor Shares           $36            $139            $251             $580
 Select Shares             $19             $90            $167             $393
 e.Shares                  $29            $101            $180             $413

The performance information above shows you how the fund's PERFORMANCE compares to that of ITS INDEX, which varies OVER TIME.



                        S&P 500 FUND   6

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                                           11/1/98 -        11/1/97 -     11/1/96 -      5/1/96 -
 INVESTOR SHARES                                                           10/31/99         10/31/98      10/31/97       10/31/96
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                        17.05           14.17         10.88          10.00
                                                                           ---------------------------------------------------------
Income from investment operations:
 Net investment income                                                         0.17            0.16          0.14           0.08
 Net realized and unrealized gain on investments                               4.10            2.85          3.24           0.80
                                                                           ---------------------------------------------------------
 Total income from investment operations                                       4.27            3.01          3.38           0.88
Less distributions:
 Dividends from net investment income                                         (0.15)          (0.13)        (0.09)            --
                                                                           ---------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                                              21.17           17.05         14.17          10.88
                                                                           =========================================================

Total return (%)                                                              25.20           21.39         31.29           8.80 1


RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                                             0.35            0.35          0.38           0.49 2
Expense reductions reflected in above ratio                                    0.27            0.28          0.32           0.40 2
Ratio of net investment income to average net assets                           1.01            1.25          1.49           1.89 2
Portfolio turnover rate                                                           3               1             3              1
Net assets, end of period ($ x 1,000,000)                                     3,183           1,935           923            244

1 Not annualized.

2 Annualized.



                                       7   S&P 500 FUND

                                                                   11/1/98 -                   11/1/97 -                  5/19/97 -
 SELECT SHARES(R)                                                  10/31/99                    10/31/98                   10/31/97
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                               17.09                       14.19                      12.85
                                                                   -----------------------------------------------------------------
Income from investment operations:
 Net investment income                                                0.20                        0.26                       0.05
 Net realized and unrealized gain on investments                      4.12                        2.78                       1.29
                                                                   -----------------------------------------------------------------
 Total income from investment operations                              4.32                        3.04                       1.34
Less distributions:
 Dividends from net investment income                                (0.18)                      (0.14)                        --
                                                                   -----------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                                     21.23                       17.09                      14.19
                                                                   =================================================================
Total return (%)                                                     25.42                       21.63                      10.43 1


RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses
to average net assets                                                 0.19                        0.19                       0.19 2
Expense reductions reflected in above ratio                           0.28                        0.28                       0.34 2
Ratio of net investment income to average net assets                  1.17                        1.40                       1.46 2
Portfolio turnover rate                                                  3                           1                          3
Net assets, end of period ($ x 1,000,000)                            3,750                       1,548                        486

1 Not annualized.

2 Annualized.



                        S&P 500 FUND   8

                                                                                 11/1/98 -     11/1/97 -     11/1/96 -    5/1/96 -
 e.SHARES(R)                                                                     10/31/99      10/31/98      10/31/97     10/31/96
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                             17.08         14.19         10.89        10.00
                                                                                 ---------------------------------------------------
Income from investment operations:
 Net investment income                                                              0.20          0.15          0.21         0.04
 Net realized and unrealized gain on investments                                    4.09          2.88          3.19         0.85
                                                                                 ---------------------------------------------------

 Total income from investment operations                                            4.29          3.03          3.40         0.89
Less distributions:
 Dividends from net investment income                                              (0.16)        (0.14)        (0.10)          --
                                                                                 ---------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                                                   21.21         17.08         14.19        10.89
                                                                                 ===================================================
Total return (%)                                                                   25.28         21.50         31.48         8.90 1

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses
to average net assets                                                               0.28          0.28          0.28         0.28 2
Expense reductions reflected in above ratio                                         0.20          0.24          0.33         0.91 2
Ratio of net investment income to average net assets                                1.08          1.32          1.61         1.82 2
Portfolio turnover rate                                                                3             1             3            1
Net assets, end of period ($ x 1,000,000)                                            435           281           132           36

1 Not annualized.

2 Annualized.



                                       9   S&P 500 FUND

SCHWAB

1000 FUND(R)

TICKER SYMBOLS

INVESTOR SHARES   SNXFX
SELECT SHARES(R)  SNXSX


THE FUND'S GOAL IS TO MATCH THE TOTAL RETURN OF THE SCHWAB 1000 INDEX.(R)


INDEX

THE SCHWAB 1000 INDEX(R) INCLUDES THE COMMON STOCKS OF THE LARGEST 1,000 PUBLICLY TRADED COMPANIES IN THE UNITED STATES, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of total assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.

The fund may make use of certain management techniques in seeking to enhance after-tax performance. For example, it may adjust its weightings of certain stocks, continue to hold a stock that is no longer included in the index or choose to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gains distributions.

Like many index funds, the fund also may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.


LARGE- AND
MID-CAP STOCKS


Although there are currently more than 7,100 total stocks in the United States, the companies represented by the Schwab 1000 Index make up some 87% of the total value of all U.S. stocks. (Figures are as of 10/31/99.)

These large- and mid-cap stocks cover many industries and represent many sizes:
At $472 billion, the market capitalization of the largest one is approximately 1,435 times that of the smallest one. (Figures are as of 10/31/99.)


Because large- and mid-cap stocks can perform differently from each other at times, a fund that invests in both categories of stocks may have somewhat different performance than a fund that invests only in large-cap stocks.


                    SCHWAB 1000 FUND  10

Because it includes so many U.S. stocks and industries, this fund could make sense for long-term investors seeking BROAD DIVERSIFICATION in a single investment. It's also a logical choice for stock investors who want exposure beyond the large-cap segment of the U.S. stock market.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE LARGE- AND MID-CAP PORTIONS OF THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund cannot take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Because the Schwab 1000 Index(R) encompasses stocks from across the economy, the fund is broadly diversified, which reduces the impact of the performance of any given industry or stock. But whenever large- and mid-cap U.S. stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag these investments.


OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund uses to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


                                      11   SCHWAB 1000 FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the indices do not include any costs of investments.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 28.


 ANNUAL TOTAL RETURNS (%) as of 12/31

  INVESTOR SHARES
                              [BAR GRAPH]

1992       1993     1994      1995     1996      1997       1998        1999

8.52       9.63     -0.11     36.60    21.57     31.92      27.16       21.00




BEST QUARTER:                   21.93%                 Q4                 1998
WORST QUARTER:                 -10.70%                 Q3                 1998

  AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/99

                                                                      SINCE
                                    1 YEAR         5 YEARS          INCEPTION
--------------------------------------------------------------------------------
 Investor Shares                     21.00           27.51            18.98 1
 Select Shares(R)                    21.15             --             25.94 2
 S&P 500(R) Index                    21.04           28.56            19.46 3
 Schwab 1000 Index(R)                21.22           28.04            19.45 3

 1 Inception: 4/2/91.

 2 Inception: 5/19/97.

 3 From 4/2/91.



FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.



  FEE TABLE (%)

                                                         INVESTOR       SELECT
                                                          SHARES        SHARES
--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
Redemption fee, charged only
on shares you sell within 180
days of buying them, and paid
directly to the fund*                                      0.75          0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                            0.23          0.23
Distribution (12b-1) fees                                  None          None
Other expenses                                             0.28          0.14
                                                         =======================
Total annual operating expenses                            0.51          0.37

EXPENSE REDUCTION                                         (0.05)        (0.02)
                                                         -----------------------
NET OPERATING EXPENSES**                                   0.46          0.35
                                                         =======================

*   For shares purchased prior to 5/1/00 the redemption fee is 0.50%.

**  Guaranteed by Schwab and the investment adviser through 2/28/01.



  EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


                            1 YEAR       3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------------------------
 Investor Shares              $47          $159          $280           $636
 Select Shares                $36          $117          $206           $466


The performance information above shows you how PERFORMANCE has varied from YEAR-TO-YEAR and how it averages out OVER TIME.



                    SCHWAB 1000 FUND  12

FINANCIAL HIGHLIGHTS



This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                            11/1/98 -    11/1/97 -     9/1/97 -    9/1/96 -    9/1/95 -    9/1/94 -
 INVESTOR SHARES                                            10/31/99     10/31/98      10/31/97    8/31/97     8/31/96     8/31/95
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        29.90        25.25        24.78       18.14       15.68       13.08
                                                            ------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                         0.26         0.27         0.04        0.28        0.24        0.26
 Net realized and unrealized gain on investments               7.21         4.64         0.43        6.62        2.45        2.48
                                                            ------------------------------------------------------------------------
 Total income from investment operations                       7.47         4.91         0.47        6.90        2.69        2.74
Less distributions:
 Dividends from net investment income                         (0.25)       (0.26)          --       (0.26)      (0.23)      (0.14)
                                                            ------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                              37.12        29.90        25.25       24.78       18.14       15.68
                                                            ========================================================================
Total return (%)                                              25.12        19.63         1.90 1     38.32       17.27       21.23
RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                             0.46         0.46         0.46 2      0.47        0.49        0.54
Expense reductions reflected in above ratio                    0.05         0.05         0.04 2      0.06        0.08        0.09
Ratio of net investment income to average net assets           0.78         1.02         1.00 2      1.33        1.66        2.03
Portfolio turnover rate                                           3            2           --           2           2           2
Net assets, end of period ($ x 1,000,000)                     4,925        3,657        2,611       2,499       1,560         827

                                                                                  11/1/98 -     11/1/97 -     9/1/97 -    5/19/97 -
 SELECT SHARES(R)                                                                 10/31/99      10/31/98      10/31/97    8/31/97
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                              29.93         25.26        24.79       22.64
                                                                                  --------------------------------------------------
Income from investment operations:
 Net investment income                                                               0.30          0.32         0.04        0.05
 Net realized and unrealized gain on investments                                     7.22          4.63         0.43        2.10
                                                                                  --------------------------------------------------
 Total income from investment operations                                             7.52          4.95         0.47        2.15
Less distributions:
 Dividends from net investment income                                               (0.29)        (0.28)          --          --
                                                                                  --------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                                                    37.16         29.93        25.26       24.79
                                                                                  ==================================================
Total return (%)                                                                    25.29         19.79         1.90 1      9.50 1
RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                                                   0.35          0.35         0.35 2      0.35 2
Expense reductions reflected in above ratio                                          0.02          0.04         0.06 2      0.33 2
Ratio of net investment income to average net assets                                 0.89          1.11         1.11 2      1.26 2
Portfolio turnover rate                                                                 3             2           --           2
Net assets, end of period ($ x 1,000,000)                                           2,214         1,041          426         347


 1  Not annualized.

 2  Annualized.



                                      13   SCHWAB 1000 FUND

SCHWAB

SMALL-CAP INDEX FUND(R)

TICKER SYMBOLS

INVESTOR SHARES   SWSMX
SELECT SHARES(R)  SWSSX


THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE SCHWAB SMALL-CAP INDEX.(R)

INDEX

THE SCHWAB SMALL-CAP INDEX(R) INCLUDES THE COMMON STOCKS OF THE SECOND-LARGEST 1,000 PUBLICLY TRADED COMPANIES IN THE UNITED STATES, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of small-cap U.S. stocks.


STRATEGY


TO PURSUE ITS GOAL, THE FUND INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of total assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in short-term investments and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. Because any income from securities lending and short-term investments typically is not enough to eliminate the effect of expenses, the fund's performance normally is below that of the index.



SMALL-CAP STOCKS


In measuring the performance of the second-largest 1,000 companies in the U.S. stock market, the index may be said to focus on the "biggest of the small" among America's publicly traded stocks. These stocks range in size from $8 billion to $15 million in terms of their total market value. (All figures are as of 10/31/99.)


Historically, the performance of small-cap stocks has not always paralleled that of large-cap stocks. For this reason, some investors use them to diversify a portfolio that invests in larger stocks.

With its small-cap focus, this fund may make sense for long-term investors who are willing to accept greater risk in the pursuit of potentially higher long-term returns.


                SMALL-CAP INDEX FUND  14

With its SMALL-CAP FOCUS, this fund may make sense for long-term investors who are willing to accept greater risk in the pursuit of potentially higher long-term returns.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE SMALL-CAP PORTION OF THE U.S. STOCK MARKET, as measured by the index. It follows the market during upturns as well as downturns. Because of its indexing strategy, the fund cannot take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN RISKIER THAN LARGE- AND MID-CAP STOCKS. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements, and may move sharply, especially during market upturns and downturns. In addition, during any period when small-cap stocks perform less well than large- or mid-cap stocks, the fund may underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever U.S. small-cap stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag these investments.


OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, the fund may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


                                      15   SMALL-CAP INDEX FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the indices do not include any costs of investments.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 28.

  ANNUAL TOTAL RETURNS (%) as of 12/31

  INVESTOR SHARES

  [BAR GRAPH]



                          94      95      96      97      98     99
                        ---------------------------------------------
                        -3.08    27.65   15.49   25.69   -3.57  24.20

 BEST QUARTER:                              18.09%          Q2          1997
 WORST QUARTER:                            -20.94%          Q3          1998

  AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/99

                                                                      SINCE
                                       1 YEAR         5 YEARS       INCEPTION
--------------------------------------------------------------------------------
Investor Shares                         24.20          17.28         13.71 1
Select Shares(R)                        24.44             --         16.38 2
Russell 2000 Index(R)                   21.26          16.70         13.54 3
Schwab Small-Cap Index(R)               27.67          19.04         15.41 3

1 Inception: 12/3/93.

2 Inception: 5/19/97.

3 From 12/3/93.



FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.



  FEE TABLE (%)

                                                       INVESTOR         SELECT
                                                        SHARES          SHARES
--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
Redemption fee, charged only
on shares you sell within 180
days of buying them and paid
directly to the fund*                                     0.75           0.75

ANNUAL OPERATING EXPENSES (% OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Management fees**                                         0.31           0.31
Distribution (12b-1) fees                                 None           None
Other expenses                                            0.32           0.18
                                                       =========================
Total annual operating expenses                           0.63           0.49
EXPENSE REDUCTION                                        (0.14)         (0.11)
                                                       -------------------------
NET OPERATING EXPENSES***                                 0.49           0.38
                                                       =========================

*      For shares purchased prior to 5/1/00 the redemption fee is 0.50%.

**     Reflects current fees.

***    Guaranteed by Schwab and the investment adviser through 2/28/01.


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


                              1 YEAR       3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 Investor Shares                $50          $188           $337         $773
 Select Shares                  $39          $146           $263         $605

The performance information above shows you how PERFORMANCE has varied from YEAR-TO-YEAR and how it averages out OVER TIME.



                SMALL-CAP INDEX FUND  16

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                                  11/1/98 -    11/1/97 -      11/1/96 -     11/1/95 -      11/1/94 -
 INVESTOR SHARES                                                  10/31/99     10/31/98       10/31/97      10/31/96       10/31/95
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                              15.39         17.73         13.59         11.70         10.05
                                                                  ------------------------------------------------------------------
Income from investment operations:
 Net investment income                                               0.06          0.05          0.06          0.07          0.10
 Net realized and unrealized gain (loss)
 on investments                                                      2.89         (2.33)         4.14          1.88          1.61
                                                                  ------------------------------------------------------------------
 Total income from investment operations                             2.95         (2.28)         4.20          1.95          1.71
Less distributions:
 Dividends from net investment income                               (0.06)        (0.06)        (0.06)        (0.06)        (0.06)
 Distributions from realized gains on investments                   (0.87)           --            --            --            --
                                                                  ------------------------------------------------------------------
 Total distributions                                                (0.93)        (0.06)        (0.06)        (0.06)        (0.06)
                                                                  ------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                                    17.41         15.39         17.73         13.59         11.70
                                                                  ==================================================================
Total return (%)                                                    19.96        (12.88)        31.03         16.73         17.11

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                                   0.49          0.49          0.52          0.59          0.68
Expense reductions reflected in above ratio                          0.30          0.32          0.37          0.35          0.34
Ratio of net investment income to average net assets                 0.33          0.35          0.53          0.56          0.68
Portfolio turnover rate                                                41            40            23            23            24
Net assets, end of period ($ x 1,000,000)                             452           480           410           209           122


                                                                                          11/1/98 -       11/1/97         5/19/97 -
 SELECT SHARES(R)                                                                         10/31/99        10/31/98        10/31/97
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                                      15.41           17.75           14.50
                                                                                          ------------------------------------------
Income from investment operations:
 Net investment income                                                                       0.07            0.08            0.02
 Net realized and unrealized gain (loss)
 on investments                                                                              2.90           (2.35)           3.23
                                                                                          ------------------------------------------
 Total income from investment operations                                                     2.97           (2.27)           3.25
Less distributions:
 Dividends from net investment income                                                       (0.07)          (0.07)             --
 Distributions from realized gains on investments                                           (0.87)             --              --
                                                                                          ------------------------------------------
 Total distributions                                                                        (0.94)          (0.07)             --
                                                                                          ------------------------------------------
NET ASSET VALUE AT END OF PERIOD                                                            17.44           15.41           17.75
                                                                                          ==========================================
Total return (%)                                                                            20.14          (12.81)          22.41 1

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                                                           0.38            0.38            0.38 2
Expense reductions reflected in above ratio                                                  0.27            0.33            0.52 2
Ratio of net investment income to average net assets                                         0.44            0.46            0.56 2
Portfolio turnover rate                                                                        41              40              23
Net assets, end of period ($ x 1,000,000)                                                     447             150              81


1 Not annualized.

2 Annualized.



                                      17   SMALL-CAP INDEX FUND

SCHWAB

TOTAL STOCK MARKET
INDEX FUND(TM)

TICKER SYMBOLS

INVESTOR SHARES   SWTIX
SELECT SHARES(R)  SWTSX


THE FUND SEEKS TO TRACK THE TOTAL RETURN OF THE ENTIRE U.S. STOCK MARKET, AS MEASURED BY THE WILSHIRE 5000 EQUITY INDEX.

INDEX


THE FUND'S BENCHMARK INDEX INCLUDES ALL PUBLICLY TRADED COMMON STOCKS OF COMPANIES HEADQUARTERED IN THE UNITED STATES FOR WHICH PRICING INFORMATION IS READILY AVAILABLE -- currently more than 7,100 stocks. The index weights each stock according to its market capitalization (total market value of all shares outstanding).



STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of total assets in these stocks; typically, the actual percentage is considerably higher.

Because it would be impractical to invest in every company in the U.S. stock market, the fund uses statistical sampling techniques to assemble a portfolio whose performance is expected to resemble that of the index. The fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.

The fund may use certain techniques in seeking to enhance after-tax performance, such as adjusting its weightings of certain stocks or choosing to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gain distributions.

Like many index funds, the fund also may invest in futures contracts and lend securities in seeking to enhance total return and minimize the gap between its performance and that of the index. However, the fund's performance normally is below that of the index.


THE U.S. STOCK MARKET

The U.S. stock market is commonly divided into three segments, based on market capitalization.


Mid- and small-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market's total value. In fact, the largest 3,000 of the market's listed stocks represent about 98% of its total value. (All figures on this page are as of 10/31/99).


In terms of performance, these segments can behave somewhat differently from each other, over the short term as well as the long term. For that reason, the performance of the overall stock market can be seen as a blend of the performance of all three segments.


       TOTAL STOCK MARKET INDEX FUND  18

With its very BROAD EXPOSURE to the U.S. stock market, this fund is designed for LONG-TERM INVESTORS who want exposure to all three tiers of the market: large-, mid- and small-cap.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Because the fund encompasses stocks from across the economy, it is broadly diversified, which reduces the impact of the performance of any given industry, individual stock or market segment. But whenever any particular market segment outperforms the U.S. stock market as a whole, the fund may underperform funds that have greater exposure to that segment. Likewise, whenever U.S. stocks fall behind other types of investments -- bonds, for instance --the fund's performance also will lag these investments. Because the fund gives greater weight to larger stocks, most of its performance will reflect the performance of the large-cap segment.

OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also involve risks.

For example, the fund's use of sampling may increase the gap between the performance of the fund and that of the index. Futures contracts, which the fund uses to gain exposure to stocks for its cash balances, also could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


INDEX OWNERSHIP

Wilshire and Wilshire 5000 are registered service marks of Wilshire Associates, Inc. The fund is not sponsored, endorsed, sold or promoted by Wilshire Associates, and Wilshire Associates is not in any way affiliated with the fund. Wilshire Associates makes no representation regarding the advisability of investing in the fund or in any stock included in the Wilshire 5000.


                                      19   TOTAL STOCK MARKET INDEX FUND

PERFORMANCE

Because this is a new fund, no performance figures are given. Information will appear in a future version of the fund's prospectus.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder Fees" are one-time expenses charged to you directly by the fund. "Annual Operating Expenses" are paid out of fund assets, so their effect is included in the total return for each share class.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 28.


  FEE TABLE (%)

                                                          INVESTOR     SELECT
                                                           SHARES     SHARES (R)
--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
Redemption fee, charged
only on shares you sell within
180 days of buying them and
paid directly to the fund*                                  0.75        0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                             0.30        0.30
Distribution (12b-1) fees                                   None        None
Other expenses**                                            0.61        0.44
                                                           =====================
Total annual operating expenses                             0.91        0.74
EXPENSE REDUCTION                                          (0.51)      (0.47)
                                                           ---------------------
NET OPERATING EXPENSES***                                   0.40        0.27
                                                           =====================

*      For shares purchased prior to 5/1/00, the redemption fee is 0.50%.

**     Based on estimated expenses for the current fiscal year.

***    Guaranteed by Schwab and the investment adviser through 2/28/01.


  EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


                                                    1 YEAR             3 YEARS
--------------------------------------------------------------------------------
 Investor Shares                                     $ 41               $ 239
 Select Shares                                       $ 28               $ 189



       TOTAL STOCK MARKET INDEX FUND  20

FINANCIAL HIGHLIGHTS



This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                             6/1/99 -
 INVESTOR SHARES                                             10/31/99
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                        20.00
                                                             -------------------
Income from investment operations:
 Net investment income                                         0.07
 Net realized and unrealized gain on investments               0.80
                                                             -------------------
 Total income from investment operations                       0.87
                                                             -------------------
NET ASSET VALUE AT END OF PERIOD                              20.87
                                                             ===================
Total return (%)                                               4.35 1

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                             0.40 2
Expense reductions reflected in above ratio                    0.51 2
Ratio of net investment income to average net assets           0.92 2
Portfolio turnover rate                                           1
Net assets, end of period ($ x 1,000,000)                       136

                                                              6/1/99 -
 SELECT SHARES(R)                                             10/31/99
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                          20.00
                                                              ------------------
Income from investment operations:
 Net investment income                                           0.07
 Net realized and unrealized gain on investments                 0.82
                                                              ------------------
Total income from investment operations                          0.89
                                                              ------------------
NET ASSET VALUE AT END OF PERIOD                                20.89
                                                              ==================

Total return (%)                                                 4.45 1

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                               0.27 2
Expense reductions reflected in above ratio                      0.47 2
Ratio of net investment income to average net assets             1.05 2
Portfolio turnover rate                                             1
Net assets, end of period ($ x 1,000,000)                         149


 1  Not annualized.

 2  Annualized.



                                      21   TOTAL STOCK MARKET INDEX FUND

SCHWAB

INTERNATIONAL INDEX FUND(R)

TICKER SYMBOLS

INVESTOR SHARES   SWINX
SELECT SHARES(R)  SWISX


THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE SCHWAB INTERNATIONAL
INDEX.(R)


INDEX

THE SCHWAB INTERNATIONAL INDEX(R) INCLUDES COMMON STOCKS OF THE 350 LARGEST PUBLICLY TRADED COMPANIES FROM SELECTED COUNTRIES OUTSIDE THE UNITED STATES. The selected countries all have developed securities markets and include most Western European countries, as well as Australia, Canada, Hong Kong and Japan -- currently 15 countries in all. Within these countries, Schwab identifies the 350 largest companies according to their market capitalizations (total market value of all shares outstanding), in U.S. dollars. The index does not maintain any particular country weightings, although any given country cannot represent more than 35% of the index.


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of total assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does, and does not hedge its exposure to foreign currencies beyond using forward contracts to lock in transaction prices until settlement. In seeking to enhance after-tax performance, the fund may choose to realize certain capital losses and use them to offset capital gains. This strategy may help the fund reduce taxable capital gain distributions.

Like many index funds, the fund also may invest in short-term investments and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. Because any income from securities lending and short-term investments typically is not enough to eliminate the effect of expenses, the fund's performance normally is below that of the index.


INTERNATIONAL STOCKS


Over the past several decades, foreign stock markets have grown rapidly. The market value of foreign stocks today represents approximately 43% of the world's total market capitalization. (All figures are as of 10/31/99.)


For some investors, an international index fund represents an opportunity for low-cost access to a variety of world markets in one fund. Others turn to international stocks to diversify a portfolio of U.S. investments, because international stock markets historically have performed somewhat differently from the U.S. market.


            INTERNATIONAL INDEX FUND  22

For long-term investors who are interested in the potential rewards of INTERNATIONAL INVESTING and who are prepared for the additional risks, this fund could be worth considering.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE PERFORMANCE OF A MIX OF INTERNATIONAL LARGE-CAP STOCKS, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund cannot take steps to reduce market exposure or to lessen the effects of market declines.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short-term or long-term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

INTERNATIONAL STOCKS CARRY ADDITIONAL RISKS. Changes in currency exchange rates can erode market gains or widen market losses. International markets -- even those that are well established -- are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. In addition, during any period when large-cap international stocks perform less well than other types of stocks or other types of investments -- bonds, for instance -- the fund's performance also will lag these investments.


OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, the fund may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


                                      23   INTERNATIONAL INDEX FUND

PERFORMANCE


Below are a chart and a table showing the fund's performance, as well as data on unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the indices do not include any costs of investments.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 28.


  ANNUAL TOTAL RETURNS (%) as of 12/31

  INVESTOR SHARES

[BAR GRAPH]

 94          95           96           97         98            99
3.84        14.22        9.12         7.31       15.85         33.62

 BEST QUARTER:   19.88% Q4 1999
 WORST QUARTER: -14.93% Q3 1998

  AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/99

                                                                      SINCE
                                    1 YEAR         5 YEARS          INCEPTION
--------------------------------------------------------------------------------
 Investor Shares                     33.62           15.67            13.06 1
 Select Shares(R)                    33.79             --             17.88 2
 MSCI-EAFE(R) Index                  26.96           12.83            10.99 3
 Schwab International
 Index(R)                            33.81           16.21            13.62 3

1  Inception: 9/9/93.

2  Inception: 5/19/97.

3  From 9/9/93.



FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.



  FEE TABLE (%)

                                                        INVESTOR       SELECT
                                                         SHARES       SHARES(R)
--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
Redemption fee, charged only
on shares you sell within 180
days of buying them and paid
directly to the fund*                                     1.50           1.50

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees**                                         0.42           0.42
Distribution (12b-1) fees                                 None           None
Other expenses                                            0.35           0.22
                                                        ------------------------
Total annual operating expenses                           0.77           0.64
EXPENSE REDUCTION                                        (0.19)         (0.17)
                                                        ------------------------
NET OPERATING EXPENSES***                                 0.58           0.47
                                                        ========================

*    For shares purchased prior to 5/1/00, the redemption fee is 0.50%.

**   Reflects current fees.

***  Guaranteed by Schwab and the investment adviser through 2/28/01.


  EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


                            1 YEAR         3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
 Investor Shares              $59            $227            $409          $936
 Select Shares                $48            $188            $340          $782

The performance information above shows you how PERFORMANCE has varied from YEAR-TO-YEAR and how it averages out OVER TIME.


            INTERNATIONAL INDEX FUND  24

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                                11/1/98 -     11/1/97 -     11/1/96 -     11/1/95 -     11/1/94 -
 INVESTOR SHARES                                                10/31/99      10/31/98      10/31/97      10/31/96      10/31/95
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                            14.21         13.31         12.23         11.13         10.89
                                                                --------------------------------------------------------------------
Income from investment operations:
 Net investment income                                             0.19          0.17          0.17          0.16          0.14
 Net realized and unrealized gain
  on investments                                                   3.66          0.88          1.08          1.07          0.22
                                                                --------------------------------------------------------------------
 Total income from investment operations                           3.85          1.05          1.25          1.23          0.36
Less distributions:
 Dividends from net investment income                             (0.13)        (0.15)        (0.17)        (0.13)        (0.12)
                                                                --------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                                  17.93         14.21         13.31         12.23         11.13
                                                                ====================================================================
Total return (%)                                                  27.31          8.02         10.33         11.07          3.35
RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses
to average net assets                                              0.58          0.58          0.61          0.69          0.85
Expense reductions reflected in above ratio                        0.41          0.46          0.52          0.48          0.37
Ratio of net investment income to average net assets               1.24          1.35          1.36          1.50          1.45
Portfolio turnover rate                                               5             6            13             6            --
Net assets, end of period ($ x 1,000,000)                           447           428           318           247           180


                                                                                        11/1/98 -       11/1/97 -       5/19/97 -
 SELECT SHARES(R)                                                                       10/31/99        10/31/98        10/31/97
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value at beginning of period                                                    14.23           13.32           13.59
                                                                                        --------------------------------------------
Income from investment operations:
 Net investment income                                                                     0.18            0.22            0.04
 Net realized and unrealized gain (loss)
 on investments                                                                            3.70            0.85           (0.31)
                                                                                        --------------------------------------------
 Total income from investment operations                                                   3.88            1.07           (0.27)
Less distributions:
 Dividends from net investment income                                                     (0.15)          (0.16)             --
                                                                                        --------------------------------------------
NET ASSET VALUE AT END OF PERIOD                                                          17.96           14.23           13.32
                                                                                        ============================================
Total return (%)                                                                          27.49            8.16           (1.99) 1
RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                                                         0.47            0.47            0.47 2
Expense reductions reflected in above ratio                                                0.39            0.48            0.80 2
Ratio of net investment income to average net assets                                       1.57            1.49            0.17 2
Portfolio turnover rate                                                                       5               6              13
Net assets, end of period ($ x 1,000,000)                                                   449              94              50

1 Not annualized.

2 Annualized.



                                      25   INTERNATIONAL INDEX FUND

FUND MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $100 billion under management.

The investment adviser for the Schwab Equity Index Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds.(R) The firm manages assets for more than 4 million shareholder accounts. (All figures on this page are as of 10/31/99.)

As the investment adviser, the firm oversees the asset management and administration of the Schwab Equity Index Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/99, these fees were 0.12% for the Schwab S&P 500 Fund, 0.21% for the Schwab 1000 Fund,(R) 0.20% for the Schwab Small-Cap Index Fund(R) and 0.25% for the Schwab International Index Fund.(R) These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions. For Schwab Total Stock Market Index Fund, this fee is calculated as follows:

 MANAGEMENT FEE (% of average daily net assets)
-------------------------------------------------------------------------------
 First $500 million of assets                                      0.30%
 Assets above $500 million                                         0.22%

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of each of the funds. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of Schwab Total Stock Market Index Fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management, most recently at Wilshire Associates, Inc.



                     FUND MANAGEMENT  26

INVESTING IN THE FUNDS

As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.


On the following pages, you will find information on BUYING, SELLING AND EXCHANGING shares using the method that is most CONVENIENT FOR YOU. You also will see how to choose a share class and a distribution option for your investment. Helpful information on TAXES is included as well.


                                      27   INVESTING IN THE FUNDS

BUYING SHARES

Shares of the funds may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink,(TM) which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.


  STEP 1

CHOOSE A FUND AND A SHARE CLASS. Your choice may depend on the amount of your investment. Currently, e.Shares(R) are available only for the S&P 500 Fund and are offered to clients of Schwab Institutional, The Charles Schwab Trust Company and certain retirement plans. The minimums shown below are for each fund and share class.



                   MINIMUM INITIAL       MINIMUM ADDITIONAL
SHARE CLASS        INVESTMENT            INVESTMENT          MINIMUM BALANCE
--------------------------------------------------------------------------------
Investor Shares    $2,500 ($1,000 for    $500 ($100 for      $1,000 ($500 for
                   retirement and        Automatic           retirement and
                   custodial accounts)   Investment Plan)    custodial accounts)

--------------------------------------------------------------------------------
Select Shares(R)   $50,000               $1,000              $40,000
--------------------------------------------------------------------------------
e.Shares(R)        $1,000 ($500 for      $100                $1,000 ($500 for
                   retirement and                            retirement and
                   custodial accounts)                       custodial accounts)

  STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

 OPTION              FEATURES
--------------------------------------------------------------------------------
 Reinvestment        All dividends and capital gain distributions are invested
                     automatically in shares of your fund and share class.
--------------------------------------------------------------------------------
 Cash/reinvestment   You receive payment for dividends, while any capital gain
 mix                 distributions are invested in shares of your fund and share class.
--------------------------------------------------------------------------------
 Cash                You receive payment for all dividends and capital gain
                     distributions.

  STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Remember that e.Shares are available only through SchwabLink. Make checks payable to Charles Schwab & Co., Inc.


              INVESTING IN THE FUNDS  28

SELLING/EXCHANGING SHARES

Use any of the methods described below to sell shares of a fund.

When selling or exchanging shares, please be aware of the following policies:

-  A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in each fund's fee table, excluding S&P 500 Fund, each fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that have been held for less than 180 days; in attempting to minimize this fee, a fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- There is no redemption fee when you exchange between share classes of the same fund.


- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.


- Exchange orders must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.


- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.



  METHODS FOR PLACING DIRECT ORDERS

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

SCHWABLINK
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab branch office.

WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-  Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

-  The name and share class of the fund whose shares you want to buy or sell

-  The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name and share class of the fund into which you want to exchange and the distribution option you prefer

-  When selling shares, how you would like to receive the proceeds

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

                                      29   INVESTING IN THE FUNDS

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN.

THE FUNDS CALCULATE THEIR SHARE PRICES EACH BUSINESS DAY, for each share class, after the close of the NYSE. A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the Schwab International Index Fund(R) should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.


THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for your share class as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders


- To refuse any purchase or exchange order, including large purchase orders that may negatively impact their operations and orders that appear to be associated with short-term trading activities


-  To change or waive a fund's investment minimums

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

-  To withdraw or suspend any part of the offering made by this prospectus


-  To revise the redemption fee criteria



             INVESTING IN THE FUNDS   30

DISTRIBUTIONS AND TAXES


ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.


AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

FOR TAX PURPOSES, AN EXCHANGE BETWEEN FUNDS IS DIFFERENT FROM AN EXCHANGE BETWEEN CLASSES. An exchange between funds is considered a sale. An exchange between classes within a fund is not reported as a taxable sale.

SHAREHOLDERS IN THE SCHWAB INTERNATIONAL INDEX FUND(R) MAY HAVE ADDITIONAL TAX CONSIDERATIONS as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.


                                      31   INVESTING IN THE FUNDS

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room or by computer using the SEC's EDGAR database at www.sec.gov.

SEC FILE NUMBERS
Schwab S&P 500 Fund                                          811-7704
Schwab 1000 Fund(R)                                          811-6200

Schwab Small-Cap Index Fund(R)                               811-7704
Schwab Total Stock Market Index Fund(TM)                     811-7704
Schwab International Index Fund(R)                           811-7704



SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
800-SEC-0330 (Public Reference Section)
202-942-8090
www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds



SCHWAB
EQUITY INDEX FUNDS

PROSPECTUS

February 29, 2000



                                                           [CHARLES SCHWAB LOGO]
MKT3644FLT-1

SCHWAB

MARKETMANAGER
PORTFOLIOS(TM)



PROSPECTUS
February 29, 2000


GROWTH PORTFOLIO

BALANCED PORTFOLIO

SMALL CAP PORTFOLIO

INTERNATIONAL PORTFOLIO




AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED THESE SECURITIES OR PASSED ON WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE AND ACCURATE. ANYONE WHO INDICATES OTHERWISE IS COMMITTING A FEDERAL CRIME.

                                                           [CHARLES SCHWAB LOGO]

SCHWAB

MARKETMANAGER PORTFOLIOS(TM)




ABOUT THE PORTFOLIOS



    4    Growth Portfolio


    8    Balanced Portfolio


   12    Small Cap Portfolio


   16    International Portfolio


   20    Portfolio Management



INVESTING IN THE PORTFOLIOS



   22    Buying Shares


   23    Selling/Exchanging Shares


   24    Transaction Policies


   25    Distributions and Taxes

ABOUT THE PORTFOLIOS


The portfolios in this prospectus share a "MULTI-FUND" investment strategy. Each portfolio invests primarily in a COMBINATION of other actively managed funds. Each portfolio's mix of underlying funds is strategically chosen with a SPECIFIC GOAL in mind.

By using a multi-fund strategy, the portfolios can provide exposure to a VARIETY OF MUTUAL FUNDS in a single investment. This strategy may help to produce a high level of DIVERSIFICATION among securities and industries. As a result, the portfolios may reduce the risks associated with INVESTING in a single fund, fund company or investment style.

The portfolio managers ANALYZE ECONOMIC CONDITIONS to identify promising areas for investment. They review funds according to their investment objectives and policies, and use quantitative techniques to measure their past performance, volatility and expenses. The managers then choose each underlying fund by ANALYZING its investment style and gaining FIRSTHAND KNOWLEDGE of its manager.

The portfolios are designed for LONG-TERM INVESTORS. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB                                                            TICKER SYMBOL
                                                                  SWOGX


MARKETMANAGER
GROWTH PORTFOLIO

THE PORTFOLIO SEEKS CAPITAL GROWTH.

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO INVESTS AT LEAST 65% OF ITS TOTAL ASSETS IN OTHER MUTUAL FUNDS, including those available through Schwab's Mutual Fund OneSource(R) service. Typically, the actual percentage is considerably higher.

The portfolio invests in stock, bond and money market funds, which the managers choose within the framework of an asset allocation strategy. Based on analysis of economic outlooks and market conditions, the managers determine whether and how much to adjust the portfolio's allocation.

Within the stock fund allocation, the portfolio managers may allocate their investment among large-cap, small-cap and international stock funds. Within the bond fund allocation, the managers allocate investments among bond funds primarily based on the maturities and credit quality of their holdings.


In choosing the underlying funds, the portfolio managers seek clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/99, the portfolio included 40 underlying funds.


ASSET ALLOCATION AMONG FUNDS
--------------------------------------------------------------------------------
Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Growth Portfolio's allocation is designed to provide the growth opportunities of stock investing while tempering volatility with bond and money market funds. Over the long term, the portfolio will generally reflect its target allocation, as shown below.

The table also shows the highest and lowest allocations the portfolio could assign for each type of fund. The portfolio has the flexibility to adjust its allocations of large-cap, small-cap and international stock funds as well.




                          TARGET        ALLOCATION
                        ALLOCATION       FLEXIBILITY
--------------------------------------------------------------------------------
STOCK FUNDS                 80%          65 -  95%
    large-cap               35%
    small-cap               20%
    international           25%
BOND FUNDS                  15%           0 - 30%
MONEY MARKET FUNDS           5%           0 - 35%


                               GROWTH PORTFOLIO 4

When you are investing for the long term, a portfolio that EMPHASIZES STOCK INVESTMENTS in its asset allocation may make sense for you.



MAIN RISKS

THE STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S PARTICULAR ASSET ALLOCATION CAN HAVE AN EFFECT ON PERFORMANCE. The portfolio's neutral allocation is designed with long-term performance in mind, and does not ensure any particular type of performance over the short term. Because the risks and returns of different asset classes can vary widely over both the long term and the short term, the portfolio's performance could suffer if a particular asset class does not perform as expected.

MANY OF THE RISKS OF THIS PORTFOLIO ARE THOSE ASSOCIATED WITH STOCK FUNDS. The same factors that affect stock market performance generally affect stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.

TO THE EXTENT THAT THE PORTFOLIO INVESTS IN BOND FUNDS, A MAJOR RISK IS THAT BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE. Underlying funds that focus on bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if bonds held by the underlying funds go into default. To minimize this risk, the portfolio intends to invest in bond funds that invest primarily in investment-grade quality debt securities. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.


OTHER RISK FACTORS
--------------------------------------------------------------------------------

Because the portfolio managers have no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's effective asset allocation or hurt its performance.

For example, if managers of underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.



                               5 GROWTH PORTFOLIO

PERFORMANCE


Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.


ANNUAL TOTAL RETURNS (%) AS OF 12/31


[BAR CHART]

97                                  18.36
98                                  15.15
99                                  35.65


 BEST QUARTER:   25.72% Q4 1999

 WORST QUARTER: -11.73% Q3 1998



  AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/99

                                                                         SINCE
                                                         1 YEAR        INCEPTION
--------------------------------------------------------------------------------
Portfolio                                                 35.65         22.07 1
S&P 500(R) Index                                          21.04         26.65 2
Lehman Brothers
Aggregate Bond Index                                      -0.82          5.43 2

1 Inception: 11/18/96.
2 From 11/18/96.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.


FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                           None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                            0.54
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.39
                                                                           ----
Total annual operating expenses                                            0.93

EXPENSE REDUCTION                                                         (0.43)
                                                                           ----
NET OPERATING EXPENSES*                                                    0.50
                                                                           ====

* Guaranteed by Schwab and the investment adviser through 2/28/01.




EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


    1 YEAR          3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
     $51             $253                 $473                 $1,104




The PERFORMANCE information above shows you how performance has varied from YEAR TO YEAR and how it averages out OVER TIME.


                               GROWTH PORTFOLIO 6

FINANCIAL HIGHLIGHTS



This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).




                                                             11/1/98 -    11/1/97 -      11/18/96 -
                                                             10/31/99     10/31/98       10/31/97
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         11.43        11.60         10.00
                                                             --------------------------------------
Income from investment operations:
 Net investment income                                          0.16         0.32          0.08
 Net realized and unrealized gain on investments                2.91         0.11          1.66
                                                             --------------------------------------
 Total income from investment operations                        3.07         0.43          1.74
Less distributions:
 Dividends from net investment income                          (0.16)       (0.29)        (0.14)
 Dividends in excess of net investment income                  (0.05)         --            --
 Distributions from capital gains                              (0.23)       (0.31)          --
                                                             --------------------------------------
 Total distributions                                           (0.44)       (0.60)        (0.14)
                                                             --------------------------------------
NET ASSET VALUE AT END OF PERIOD                               14.06        11.43         11.60
                                                             ======================================
Total return (%)                                               27.38         3.87         17.60 1

 RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------
 Ratio of actual operating expenses to
 average net assets                                             0.50         0.50          0.50 2
 Expense reductions reflected in above ratio                    0.43         0.67          0.77 2
 Ratio of net investment income to average net assets           1.23         2.66          2.07 2
 Portfolio turnover rate                                         284          384           192
 Net assets, end of period ($ x 1,000,000)                       181          152           124



1  Not annualized.

2  Annualized.




                               7 GROWTH PORTFOLIO

SCHWAB                                                             TICKER SYMBOL
                                                                   SWOBX


MARKETMANAGER
BALANCED PORTFOLIO


THE PORTFOLIO SEEKS CAPITAL GROWTH AND INCOME.

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO INVESTS AT LEAST 65% OF ITS TOTAL ASSETS IN OTHER MUTUAL FUNDS, including those available through Schwab's Mutual Fund OneSource(R) service. Typically, the actual percentage is considerably higher.

The portfolio invests in stock, bond and money market funds, which the managers choose within the framework of an asset allocation strategy. Based on analysis of economic outlooks and market conditions, the managers determine whether and how much to adjust the portfolio's allocation.

Within the stock fund allocation, the portfolio managers may allocate their investment among large-cap, small-cap and international stock funds. Within the bond fund allocation, the managers allocate investments among bond funds primarily based on the maturities and credit quality of their holdings.


In choosing the underlying funds, the portfolio managers seek clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/99, the portfolio included 37 underlying funds.




ASSET ALLOCATION AMONG FUNDS
--------------------------------------------------------------------------------
Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Balanced Portfolio's allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bond and money market funds. Over the long term, the portfolio will generally reflect its target allocation, as shown below.

The table also shows the highest and lowest allocations the portfolio could assign for each type of fund. The portfolio has the flexibility to adjust its allocations of large-cap, small-cap and international stock funds as well.


                         TARGET        ALLOCATION
                     ALLOCATION       FLEXIBILITY
--------------------------------------------------------------------------------
STOCK FUNDS                 60%          50 -  70%
    large-cap               30%
    small-cap               15%
    international           15%
BOND FUNDS                  35%           25 - 45%
MONEY MARKET FUNDS           5%            0 - 25%


                              BALANCED PORTFOLIO 8

Long-term investors seeking a BLEND OF GROWTH AND INCOME INVESTMENTS may want to consider this portfolio.




MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S PARTICULAR ASSET ALLOCATION CAN HAVE A SIGNIFICANT EFFECT ON PERFORMANCE. The portfolio's neutral allocation is designed with long-term performance in mind, and does not ensure any particular type of performance over the short term. Because the risks and returns of different asset classes can vary widely over both the long term and the short term, the portfolio's performance could suffer if a particular asset class does not perform as expected.

TO THE EXTENT THAT THE PORTFOLIO HAS EXPOSURE TO A GIVEN TYPE OF MUTUAL FUND, IT TAKES ON THE ASSOCIATED RISKS. The same factors that affect stock market performance generally affect stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. The values of certain types of stocks, such as small-cap stocks or international stocks, may fluctuate more widely in price than others.

WITH BOND FUNDS, ONE MAJOR RISK IS THAT BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE. Underlying funds that focus on bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if bonds held by its underlying funds go into default. Economic conditions can cause bond markets to fall in anticipation of greater risk of default, in which case funds that emphasize lower-quality bonds could suffer disproportionate losses. To minimize this risk, the portfolio intends to invest primarily in bond funds that invest primarily in investment-grade quality debt securities. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.




OTHER RISK FACTORS
--------------------------------------------------------------------------------

Because the portfolio managers have no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's effective asset allocation or hurt its performance.

For example, if managers of underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.




                              9 BALANCED PORTFOLIO

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.



  Annual total returns (%) as of 12/31

[BAR CHART]

   97          98        99
 16.51        13.59     25.77

 BEST QUARTER:   18.58% Q4 1999
 WORST QUARTER:  -8.16% Q3 1998


  AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/99

                                                                         SINCE
                                                         1 YEAR        INCEPTION
--------------------------------------------------------------------------------
Portfolio                                                 25.77         17.96 1
S&P 500(R) Index                                          21.04         26.65 2
Lehman Brothers
Aggregate Bond Index                                      -0.82          5.43 2

1  Inception: 11/18/96.
2  From 11/18/96.



PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.



FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None



ANNUAL OPERATING EXPENSES (% of average net assets)

Management fees                                                            0.54
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.41
                                                                           ----
Total annual operating expenses                                            0.95

EXPENSE REDUCTION                                                         (0.45)
                                                                          -----
NET OPERATING EXPENSES *                                                   0.50
                                                                          =====

* Guaranteed by Schwab and the investment adviser through 2/28/01.




EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


  1 YEAR            3 YEARS             5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   $51               $258                $482            $1,125




The PERFORMANCE information above shows you how performance has varied from YEAR TO YEAR and how it averages out OVER TIME.





                              BALANCED PORTFOLIO 10

FINANCIAL HIGHLIGHTS




This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).






                                                            11/1/98 -    11/1/97 -   11/18/96 -
                                                            10/31/99     10/31/98    10/31/97
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------
Net asset value at beginning of period                        11.36        11.38         10.00
                                                            -----------------------------------
Income from investment operations:
 Net investment income                                         0.27         0.36          0.17
 Net realized and unrealized gain on investments               2.11         0.18          1.34
                                                            -----------------------------------
 Total income from investment operations                       2.38         0.54          1.51
Less distributions:
 Dividends from net investment income                         (0.28)       (0.34)        (0.13)
 Dividends in excess of net investment income                 (0.02)         --            --
 Distributions from capital gains                               --         (0.22)          --
                                                            -----------------------------------
 Total distributions                                           0.30        (0.56)        (0.13)
                                                            -----------------------------------
NET ASSET VALUE AT END OF PERIOD                              13.44        11.36         11.38
                                                            -----------------------------------
Total return (%)                                              21.28         4.89         15.27 1


RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                             0.50         0.50          0.50 2
Expense reductions reflected in above ratio                    0.45         0.69          0.95 2
Ratio of net investment income to average net assets           2.20         3.21          3.03 2
Portfolio turnover rate                                         244          353           171
Net assets, end of period ($ x 1,000,000)                       122           93            61



1  Not annualized.
2  Annualized.



                              11 BALANCED PORTFOLIO

SCHWAB                                                             TICKER SYMBOL
                                                                   SWOSX


MARKETMANAGER
SMALL CAP PORTFOLIO

THE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO INVESTS AT LEAST 65% OF ITS TOTAL ASSETS IN OTHER MUTUAL FUNDS, including those available through Schwab's Mutual Fund OneSource(R) service. The fund also has a policy of investing at least 65% of total assets in small-cap stock funds. Typically, the actual percentages for both policies are considerably higher.


The portfolio managers regularly review the small-cap segment of the market to identify sectors or industries that offer the greatest potential for growth. The managers then screen the universe of small-cap funds based on a combination of quantitative measures-past performance, volatility, expenses-and qualitative evaluations of their investment objectives, management teams and current holdings.


The portfolio managers meet frequently with the management teams of those small-cap funds that satisfy the screening criteria in order to gain a more complete understanding of their investment styles and strategies. In choosing the underlying funds, the portfolio managers seek clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/99, the portfolio included 24 underlying funds.


Because the small-cap market can be volatile, the portfolio managers monitor and adjust the portfolio as necessary. In so doing, they seek to anticipate upcoming markets as well as respond to current conditions.

SMALL-CAP STOCKS AND CAPITAL GROWTH
--------------------------------------------------------------------------------

Small-cap companies are those whose market capitalization places them at the smaller end of the spectrum of publicly traded companies.

There are thousands of small-cap companies, which historically have made up approximately 20% of the total U.S. market capitalization. These companies are found in every industry, although they tend to be concentrated in high-growth sectors such as technology.

Over the past 70 years, stocks of these companies have offered high long-term growth rates. At the same time, they have often been more volatile than large-cap stocks, sometimes suffering deep slumps and at other times enjoying high market enthusiasm.



                             SMALL CAP PORTFOLIO 12

For the long-term investor, a SMALL-CAP STOCK INVESTMENT can be important because of the exposure it provides to a different segment of the stock market.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS PORTFOLIO ARE THOSE ASSOCIATED WITH SMALL-CAP STOCK FUNDS. The same factors that affect stock market performance generally affect all stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

HISTORICALLY, SMALL-CAP STOCK FUNDS HAVE BEEN RISKIER THAN FUNDS THAT FOCUS ON LARGE- AND MID-CAP STOCKS. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. In addition, during any period when small-cap stock funds perform less well than funds that focus on other types of stock or other types of investments -- bonds, for instance -- the portfolio's performance also will lag these investments.


OTHER RISK FACTORS
--------------------------------------------------------------------------------

Because the portfolio managers have no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's investment profile or hurt its performance.

For example, if managers of underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.



                             13 SMALL CAP PORTFOLIO

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and the index does not include any costs of investment.


ANNUAL TOTAL RETURNS (%) AS OF 12/31



[BAR CHART]

98              0.61
99             37.88


BEST QUARTER:     24.78% Q4 1999
WORST QUARTER:   -18.97% Q3 1998


  AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/99

                                                                       SINCE
                                                       1 YEAR        INCEPTION
--------------------------------------------------------------------------------
Portfolio                                               37.88           14.77 1
Russell 2000 Index                                      21.26            6.88 2

1 Inception: 9/16/97.
2 From 9/16/97.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.


FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                           None

ANNUAL OPERATING EXPENSES (% of average net assets)
Management fees                                                            0.54
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.47
                                                                          =====
Total annual operating expenses                                            1.01

EXPENSE REDUCTION                                                         (0.51)
                                                                          -----
NET OPERATING EXPENSES *                                                   0.50
                                                                          =====


* Guaranteed by Schwab and the investment adviser through 2/28/01.


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


     1 YEAR           3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------
       $51              $271              $508             $1,190


The PERFORMANCE information above shows you how the fund's performance compares to that of an index, which varies OVER TIME.




                             SMALL CAP PORTFOLIO 14

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                            11/1/98 -     11/1/97 -     9/16/97 -
                                                            10/31/99      10/31/98      10/31/97
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         8.51         9.93         10.00
                                                              ------------------------------------
Income from investment operations:
 Net investment income                                         0.24         0.21          0.02
 Net realized and unrealized gain (loss)
 on investments                                                2.34        (1.36)        (0.09)
                                                              ------------------------------------
 Total income (loss) from investment operations                2.58        (1.15)        (0.07)
Less distributions:
 Dividends from net investment income                         (0.05)       (0.21)           --
 Dividends in excess of net investment income                    --        (0.03)           --
 Distributions from capital gains                                --        (0.03)           --
                                                              ------------------------------------
 Total distributions                                          (0.05)       (0.27)           --
                                                              ------------------------------------
 NET ASSET VALUE AT END OF PERIOD                             11.04         8.51          9.93
                                                              ====================================
Total return (%)                                              30.38       (11.84)        (0.70) 1


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                             0.50         0.50          0.50 2
Expense reductions reflected in above ratio                    0.51         0.69          0.75 2
Ratio of net investment income to average net assets           2.23         2.65          1.29 2
Portfolio turnover rate                                         145          166            10
Net assets, end of period ($ x 1,000,000)                       123          129           207







1 Not annualized.
2 Annualized.


                             15 SMALL CAP PORTFOLIO

SCHWAB                                                             TICKER SYMBOL
                                                                   SWOIX


MARKETMANAGER
INTERNATIONAL PORTFOLIO


THE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO INVESTS AT LEAST 65% OF ITS TOTAL ASSETS IN OTHER MUTUAL FUNDS, including those available through Schwab's Mutual Fund OneSource(R) service. The fund also has a policy of investing at least 65% of total assets in international stock funds. Typically, the actual percentages for both policies are considerably higher.

The portfolio managers analyze global economic trends to target regions and countries that offer the greatest potential for growth. Based on their findings, they develop a country-by-country allocation that focuses typically on developed markets but also may include emerging markets. The managers then screen the universe of international stock funds based on a combination of quantitative measures-past performance, volatility, expenses-and qualitative evaluations of their investment objectives, country weightings, sector diversification, management teams and current holdings.


The portfolio managers meet frequently with the management teams of those international stock funds that satisfy the screening criteria in order to gain a more complete understanding of their investment styles and strategies. In choosing the underlying funds, the portfolio managers seek clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/99, the portfolio included 23 underlying funds.


Because international markets can be volatile, the portfolio managers monitor and adjust the portfolio as necessary. In so doing, they seek to anticipate upcoming markets as well as respond to current conditions.



INTERNATIONAL
STOCK FUNDS
--------------------------------------------------------------------------------

Approximately two-thirds of the world's market opportunities lie outside the United States. These include developed countries whose securities markets are established and whose economies are industrialized, as well as emerging markets, where industrialization and securities markets are in the process of developing.

With so many opportunities available, it is difficult for any one mutual fund to maintain expertise in all industries and regions. The multi-fund approach offers a potential solution by allowing portfolio managers to assemble a combination of underlying funds whose strengths lie in different areas.


                           INTERNATIONAL PORTFOLIO 16

International stock funds offer ACCESS to many FOREIGN MARKETS that can be difficult for individual investors to reach.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS PORTFOLIO ARE THOSE ASSOCIATED WITH INTERNATIONAL STOCK FUNDS. The same factors that affect stock market performance generally affect all stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

INTERNATIONAL STOCK FUNDS CARRY ADDITIONAL RISKS. Changes in currency exchange rates can erode market gains or widen market losses for the underlying funds. International markets-even those that are well established-are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. These risks are more significant in emerging markets, where governments may be less stable, markets less liquid and economies less highly industrialized. In addition, during any period when international stock funds perform less well than funds that focus on other types of stocks or other types of investments -- bonds, for instance -- the portfolio's performance also will lag these investments.


OTHER RISK FACTORS
--------------------------------------------------------------------------------

Because the portfolio managers have no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's investment profile or hurt its performance.

For example, if managers of underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, such as certain foreign currency transactions, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.





                           17 INTERNATIONAL PORTFOLIO

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and the index does not include any costs of investment.


  ANNUAL TOTAL RETURNS (%) AS OF 12/31

97            6.81
98           13.29
99           74.82


 BEST QUARTER:   41.67% Q4 1999
 WORST QUARTER: -16.35% Q3 1998


  AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/99

                                                                           SINCE
                                                       1 YEAR          INCEPTION
--------------------------------------------------------------------------------
Portfolio                                               74.82          27.50 1
MSCI EAFE Index                                         26.96          14.86 2

1 Inception: 10/16/96.
2 From 10/16/96.







PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.


  FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
Redemption fee, charged only
on shares you sell within 180
days of buying them and paid
directly to the fund.*                                                     1.50


 ANNUAL OPERATING EXPENSES (% of average net assets)
 Management fees                                                           0.54
 Distribution (12b-1) fees                                                 None
 Other expenses                                                            0.43
                                                                          -----
 Total annual operating expenses                                           0.97
 EXPENSE REDUCTION                                                        (0.47)
                                                                          -----
 NET OPERATING EXPENSES**                                                  0.50
                                                                          =====

* This fee does not apply to shares purchased before 5/1/00.

** Guaranteed by Schwab and the investment adviser through 2/28/01.


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


      1 YEAR            3 YEARS            5 YEARS          10 YEARS
--------------------------------------------------------------------------------
        $51               $262               $490             $1,147


The PERFORMANCE information above shows you how performance has varied from YEAR TO YEAR and how it averages out OVER TIME.



                           INTERNATIONAL PORTFOLIO 18

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).





                                                            11/1/98 -    11/1/97 -    11/1/96 -     10/16/96 -
                                                            10/31/99     10/31/98     10/31/97      10/31/96
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        10.58        10.86         9.91        10.00
                                                            ---------------------------------------------------
Income from investment operations:
 Net investment income                                         0.11         0.34         0.17           --
 Net realized and unrealized gain (loss)
 on investments                                                4.28         0.02         0.95        (0.09)
                                                            ---------------------------------------------------
 Total income (loss) from investment operations                4.39         0.36         1.12        (0.09)
Less distributions:
 Dividends from net investment income                         (0.11)       (0.33)       (0.17)           --
 Dividends in excess of net investment income                 (0.02)       (0.01)          --            --
 Distributions from capital gains                               --         (0.30)          --            --
                                                            ---------------------------------------------------
 Total distributions                                          (0.13)       (0.64)       (0.17)           --
                                                            ---------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                              14.84        10.58        10.86         9.91
                                                            ===================================================
Total return (%)                                              41.92         3.55        11.47        (0.90) 1


RATIOS/SUPPLEMENTAL DATA (%)

Ratio of actual operating expenses to
average net assets                                             0.50         0.50         0.50         0.50 2
Expense reductions reflected in above ratio                    0.47         0.70         0.80         2.91 2
Ratio of net investment income to average net assets           0.94         2.96         1.40         0.52 2
Portfolio turnover rate                                         249          236          179           --
Net assets, end of period ($ x 1,000,000)                       104           74           81           59






1  Not annualized.
2  Annualized.


                           19 INTERNATIONAL PORTFOLIO

PORTFOLIO MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $100 billion under management.

The investment adviser for the Schwab MarketManager Portfolios(TM) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 4 million shareholder accounts. (All figures on this page are as of 10/31/99.)

As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketManager Portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/99, these fees were 0.43% for the Growth Portfolio, 0.41% for the Balanced Portfolio, 0.35% for the Small Cap Portfolio and 0.38% for the International Portfolio. These figures, which are expressed as a percentage of each portfolio's average daily net assets, represent the actual amounts paid, including the effects of reductions.

JEFFREY MORTIMER, CFA, a vice president of the investment adviser, is responsible for the overall management of the Schwab Market Manager Portfolios. Prior to joining the firm in October 1997, he worked for more than eight years in asset allocation and manager selection.





                             PORTFOLIO MANAGEMENT 20

INVESTING IN THE PORTFOLIOS

As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information on BUYING, SELLING AND EXCHANGING shares using the method that is most CONVENIENT FOR YOU. You also will see how to choose a distribution option for your investment. Helpful information on TAXES is included as well.


























                         21 INVESTING IN THE PORTFOLIOS

BUYING SHARES

Shares of the portfolios may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.



SCHWAB ACCOUNTS
--------------------------------------------------------------------------------

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the portfolio.

For example, when you sell shares in a portfolio, the proceeds are automatically paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink, which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.




STEP 1

CHOOSE A PORTFOLIO, then decide how much you want to invest.


                          MINIMUM INITIAL          MINIMUM ADDITIONAL
 PORTFOLIO                INVESTMENT               INVESTMENT            MINIMUM BALANCE
---------------------------------------------------------------------------------------------
 Growth Portfolio          $1,000 ($500 for        $500 ($100 for         $500 ($250 for
 Balanced Portfolio        retirement and          Automatic Invest-      retirement and
                           custodial accounts)     ment Plan)             custodial accounts)
---------------------------------------------------------------------------------------------
 Small Cap Portfolio       $2,500 ($1,000 for      $500 ($100 for         $500 ($250 for
 International Portfolio   retirement and          Automatic              retirement and
                           custodial accounts)     Investment Plans)      custodial accounts)



STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

 OPTION              FEATURES
--------------------------------------------------------------------------------
 Reinvestment        All dividends and capital gain distributions are invested
                     automatically in shares of your portfolio.
--------------------------------------------------------------------------------
 Cash/reinvestment   You receive payment for dividends, while any capital gain
 mix                 distributions are invested in shares of your portfolio.
--------------------------------------------------------------------------------
 Cash                You receive payment for all dividends and capital gain
                     distributions.


STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.






                         INVESTING IN THE PORTFOLIOS 22

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A PORTFOLIO.

When selling or exchanging shares, please be aware of the following policies:

-        A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in its fee table, International Portfolio charges a redemption fee, payable to the portfolio, on the sale or exchange of any of its shares that have been held for less than 180 days; in attempting to minimize this fee, the portfolio will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- The portfolios reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- Exchange orders must meet the minimum investment and other requirements for the fund and, if applicable, the share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


  METHODS FOR PLACING DIRECT ORDERS

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

SCHWABLINK
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab branch office.

WHEN PLACING ORDERS
--------------------------------------------------------------------------------

With every order to buy, sell or exchange shares, you will need to include the following information:

-        Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

-        The name of the portfolio whose shares you want to buy or sell

- The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name of the fund into which you want to exchange and the distribution option you prefer

-        When selling shares, how you would like to receive the proceeds

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.








                          23 INVESTING IN THE PORTFOLIOS

TRANSACTION POLICIES

THE PORTFOLIOS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE
(NYSE) IS OPEN. The portfolios calculate their share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). A portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the portfolio will be executed at the next share price calculated that day.

In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes if they are readily available. In cases where quotes are not readily available, a portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.

Shareholders of the portfolios should be aware that because foreign markets are often open on weekends and other days when the portfolios are closed, the value of some of a portfolio's securities may change on days when it is not possible to buy or sell shares of the portfolio.

THE PORTFOLIOS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the portfolio as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities

-        To change or waive a portfolio's investment minimums

- To suspend the right to sell shares back to the portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

-        To withdraw or suspend any part of the offering made by this prospectus

-        To revise the redemption fee criteria



DAILY NAV REPORTING
--------------------------------------------------------------------------------

Each day, reporting services, such as newspapers, may publish the share prices of mutual funds from the close of business on the previous day. For multi-fund portfolios, these prices are generally reported one day behind other mutual funds. This is because a multi-fund portfolio uses the share prices of its underlying funds to calculate its NAV, and this information is typically received and calculated after the publishing deadlines of reporting services. Each portfolio still calculates its share price daily, and this is the price at which you may buy and sell shares each business day.









                         INVESTING IN THE PORTFOLIOS 24

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE PORTFOLIOS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR PORTFOLIO EARNS. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR PORTFOLIO DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each portfolio's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the portfolio. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer. For tax purposes, an exchange between funds is considered a sale.

AT THE BEGINNING OF EVERY YEAR, THE PORTFOLIOS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the portfolio paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL PORTFOLIO SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

MORE ON DISTRIBUTIONS
--------------------------------------------------------------------------------

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.










                         25 INVESTING IN THE PORTFOLIOS

SCHWAB
MARKETTRACK PORTFOLIOS(TM)


PROSPECTUS
February 29, 2000


ALL EQUITY PORTFOLIO

GROWTH PORTFOLIO

BALANCED PORTFOLIO

CONSERVATIVE PORTFOLIO


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.



[Charles Schwab LOGO]

SCHWAB

MARKETTRACK
PORTFOLIOS(TM)


ABOUT THE PORTFOLIOS


   4   All Equity Portfolio

   8   Growth Portfolio

  12   Balanced Portfolio

  16   Conservative Portfolio

  20   Portfolio Management


INVESTING IN THE PORTFOLIOS


  22   Buying Shares

  23   Selling/Exchanging Shares

  24   Transaction Policies

  25   Distributions and Taxes

ABOUT THE PORTFOLIOS


The portfolios in this prospectus share the same investment approach. Each portfolio seeks to maintain a DEFINED MIX of asset classes over time, and each invests mainly in a COMBINATION of other SchwabFunds,(R) which are managed using INDEXING STRATEGIES. Each portfolio pursues a different investment goal.

This approach is intended to offer the investor key features of two types of investment strategies: asset allocation and indexing. Each portfolio's performance is a blend of the performance of different asset classes or different segments within an asset class.

Indexing, a strategy of TRACKING THE PERFORMANCE of a given market over time, involves looking to an index to determine what securities to own. By investing in a combination of index mutual funds, the portfolios can offer DIVERSIFICATION in a single investment.

The portfolios are designed for LONG-TERM INVESTORS. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB
MARKETTRACK
ALL EQUITY PORTFOLIO


TICKER SYMBOL
SWEGX


THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH THROUGH AN ALL-STOCK PORTFOLIO.

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation is 100% in stock investments, with certain percentages for different segments of the stock market.

The portfolio invests in other SchwabFunds,(R) particularly three of the Equity Index Funds. These underlying funds seek to track the total returns of various stock market indices. They typically invest in the stocks included in the index they are tracking, and generally give each stock the same weight as the index does. Each underlying fund focuses on a different segment of the stock market. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the fund's asset allocation:

 ALLOCATION            FUND AND INDEX
--------------------------------------------------------------------------------
 LARGE-CAP             Schwab S&P 500 Fund. Seeks to track the S&P 500 Index,(R)
 STOCK                 a widely recognized index maintained by Standard & Poor's
                       that includes 500 U.S. large-cap stocks.
--------------------------------------------------------------------------------
 SMALL-CAP             Schwab Small-Cap Index Fund.(R) Seeks to track the Schwab
 STOCK                 Small-Cap Index,(R) which includes the second-largest
                       1,000 U.S. stocks as measured by market capitalization.
--------------------------------------------------------------------------------
 INTERNATIONAL         Schwab International Index Fund.(R) Seeks to track the
 STOCK                 Schwab International Index,(R) which includes the largest
                       350 stocks (as measured by market capitalization) that are publicly traded in developed securities markets outside the United States.

The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.

ASSET ALLOCATION AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The portfolio's allocation focuses on stock investments for long-term growth. The portfolio typically does not change its stock segment allocations for purposes of investment strategy and seeks to remain close to the target allocations of 45% in large-cap, 30% in international and 25% in small-cap.

Because the portfolio must keep a small portion of its assets in cash for business operations, the portfolio's actual investments will be slightly less than 100% in stock funds.


                             ALL EQUITY PORTFOLIO 4

This portfolio's exposure to a broad spectrum of U.S. AND INTERNATIONAL STOCKS makes it a good choice for long-term investors seeking a composite of U.S. and international stock market performance in a single fund.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S STOCK ALLOCATIONS CAN HAVE AN EFFECT ON RETURNS. The risks and returns of different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when segments emphasized by its target allocation are out of favor, or when stocks in general are out of favor.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH STOCK INDEX FUNDS. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market.

THE VALUES OF CERTAIN TYPES OF STOCKS, SUCH AS SMALL-CAP STOCKS AND INTERNATIONAL STOCKS, MAY FLUCTUATE MORE WIDELY THAN OTHERS. With small-cap stocks, one reason is that their prices may be based in part on future expectations rather than current achievements. International stock investments can be affected by changes in currency exchange rates, which can erode market gains or widen market losses. Other reasons for the volatility of international markets range from a lack of reliable company information to the risk of political upheaval.

OTHER RISK FACTORS

While the portfolio's underlying funds seek to track the returns of various indices, in each case their performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.


                             5 ALL EQUITY PORTFOLIO

PERFORMANCE



Below are a chart and a table showing the portfolio's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.



                                    [BAR GRAPH]

ANNUAL TOTAL RETURNS ($) AS OF 12/31                 99
                                                  --------
                                                    25.06

 BEST QUARTER:                      17.07%          Q4                  1999
 WORST QUARTER:                     -1.71%          Q3                  1999

 AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/99

                                                                        SINCE
                                                      1 YEAR        INCEPTION
-------------------------------------------------------------------------------
 Portfolio                                             25.06          16.94 1
 S&P 500(R) Index                                      21.04          19.90 2

1 Inception: 5/19/98.
2 From 5/19/98.



PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.43% of the portfolio's average net assets based on current investments, and may fluctuate.


 FEE TABLE (%)

 SHAREHOLDER FEES
                                                                          None
-------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
 Management fees                                                          0.54
 Distribution (12b-1) fees                                                None
 Other expenses                                                           0.49
                                                                         =====
 Total annual operating expenses                                          1.03

 EXPENSE REDUCTION                                                       (0.43)
                                                                         -----
 NET OPERATING EXPENSES*                                                  0.60
                                                                         =====

* Guaranteed by Schwab and the investment adviser through 2/28/01.


  EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


 1 YEAR                 3 YEARS              5 YEARS                  10 YEARS
-------------------------------------------------------------------------------
   $61                    $285                 $527                     $1,220


The performance information above shows you how the fund's PERFORMANCE compares to that of an index, which varies OVER TIME.


                             ALL EQUITY PORTFOLIO 6

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).


                                                       11/1/98 -     5/19/98 -
                                                       10/31/99     10/31/98
PER-SHARE DATA ($)
-------------------------------------------------------------------------------
 Net asset value at beginning of period                   9.28        10.00
                                                       ------------------------
 Income from investment operations:
  Net investment income (loss)                            0.03        (0.01)
  Net realized and unrealized gain (loss)
  on investments                                          2.22        (0.71)
                                                       ------------------------
  Total income (loss) from investment operations          2.25        (0.72)
 Less distributions:
  Dividends from net investment income                   (0.01)          --
  Dividends in excess of net investment income           (0.04)          --
                                                       ------------------------
  Total distributions                                    (0.05)          --
                                                       ------------------------
 NET ASSET VALUE AT END OF PERIOD                        11.48         9.28
                                                       ========================
 Total return (%)                                        24.34        (7.20) 1

 RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------
 Ratio of actual operating expenses to
 average net assets                                       0.54         0.39 2
 Expense reductions reflected in above ratio              0.43         0.74 2
 Ratio of net investment income to average net assets     0.13        (0.36) 2
 Portfolio turnover rate                                     6            2
 Net assets, end of period ($ x 1,000,000)                 203          117


1 Not annualized.
2 Annualized.


                             7 ALL EQUITY PORTFOLIO

SCHWAB
MARKETTRACK
GROWTH PORTFOLIO

TICKER SYMBOL

SWHGX

THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH WITH LESS VOLATILITY THAN AN ALL-STOCK PORTFOLIO.

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes stock, bond and cash investments.

The portfolio invests mainly in other SchwabFunds,(R) particularly index funds, which seek to track the total returns of various market indices. These underlying funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the fund's asset allocation:

 ALLOCATION           FUND AND INDEX
-------------------------------------------------------------------------------
 LARGE-CAP            Schwab S&P 500 Fund. Seeks to track the S&P 500 Index,(R)
 STOCK                a widely recognized index maintained by Standard & Poor's
                      that includes 500 U.S. large-cap stocks.
-------------------------------------------------------------------------------
 SMALL-CAP            Schwab Small-Cap Index Fund.(R) Seeks to track the Schwab
 STOCK                Small-Cap Index,(R) which includes the second-largest
                      1,000 U.S. stocks as measured by market capitalization.
-------------------------------------------------------------------------------
 INTERNATIONAL        Schwab International Index Fund.(R) Seeks to track the
 STOCK                Schwab International Index,(R) which includes the largest
                      350 stocks (as measured by market capitalization) that are publicly traded in developed securities markets outside
                      the United States.
-------------------------------------------------------------------------------
 BOND                 Schwab Total Bond Market Index Fund. Seeks to track the
                      Lehman Brothers Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Growth Portfolio's allocation focuses on stock investments, while including some bonds and cash investments to reduce volatility. The portfolio typically does not change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 80% stocks, 15% bonds and 5% cash.

The stock allocation is further divided into three segments: 40% of assets for large-cap, 20% for small-cap and 20% for international.


                               GROWTH PORTFOLIO 8

By emphasizing stocks while including other investments to TEMPER MARKET RISK, this portfolio could be appropriate for investors seeking attractive long-term growth with POTENTIALLY LOWER VOLATILITY.


MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE AN EFFECT ON RETURNS. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when the types of stocks favored by its target allocation are out of favor, or when stocks in general are out of favor.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH STOCK INDEX FUNDS. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market.

THE VALUES OF CERTAIN TYPES OF STOCKS, SUCH AS SMALL-CAP STOCKS AND INTERNATIONAL STOCKS, MAY FLUCTUATE MORE WIDELY THAN OTHERS. With small-cap stocks, one reason is that their prices may be based in part on future expectations rather than current achievements. International stock investments can be affected by changes in currency exchange rates, which can erode market gains or widen market losses. Other reasons for the volatility of international markets range from a lack of reliable company information to the risk of political upheaval.


OTHER RISK FACTORS

For the portion of the portfolio's assets that are invested in the bond market, a major risk is that bond prices generally fall when interest rates rise. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

While the portfolio's underlying funds seek to track the returns of various indices, in each case their performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.



                               9 GROWTH PORTFOLIO

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.


  ANNUAL TOTAL RETURNS (%) AS OF 12/31

         14.49         21.00          15.17           19.36
           96            97             98              99
         ---------------------------------------------------

 BEST QUARTER:                   15.70%            Q4               1998
 WORST QUARTER:                 -10.55%            Q3               1998


  AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/99

                                                                          SINCE
                                                    1 YEAR            INCEPTION
-------------------------------------------------------------------------------
 Portfolio                                           19.36              17.77 1
 S&P 500(R) Index                                    21.04              26.47 2
 Lehman Brothers
 Aggregate Bond Index                                -0.82               5.60 2

1 Inception: 11/20/95.
2 From 11/20/95.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.30% of the portfolio's average net assets based on current investments, and may fluctuate.


  FEE TABLE (%)

 SHAREHOLDER FEES
-------------------------------------------------------------------------------
                                                                          None
 ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------
 Management fees                                                          0.54
 Distribution (12b-1) fees                                                None
 Other expenses                                                           0.39
                                                                         -----
 Total annual operating expenses                                          0.93

 EXPENSE REDUCTION                                                       (0.33)
                                                                         -----
 NET OPERATING EXPENSES*                                                  0.60
                                                                         =====

* Guaranteed by Schwab and the investment adviser through 2/28/01.


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR                 3 YEARS                5 YEARS                  10 YEARS
-------------------------------------------------------------------------------
   $61                   $263                   $482                    $1,113


The performance information above shows you how PERFORMANCE has varied from YEAR TO YEAR and how it averages out OVER TIME.


                               GROWTH PORTFOLIO 10

\FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).


                                                      11/1/98 -     11/1/97 -   11/1/96 -    11/20/95 -
                                                     10/31/99      10/31/98     10/31/97     10/31/96
-------------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period                13.96         13.59        11.30         10.00
                                                      -------------------------------------------------
 Income from investment operations:
  Net investment income                                 0.18          0.16         0.17          0.19
  Net realized and unrealized gain on investments       2.48          0.99         2.32          1.13
                                                      -------------------------------------------------
  Total income from investment operations               2.66          1.15         2.49          1.32
 Less distributions:
  Dividends from net investment income                 (0.22)        (0.16)       (0.20)        (0.02)
  Distributions from capital gains                     (0.03)        (0.62)          --            --
                                                      -------------------------------------------------
  Total distributions                                  (0.25)        (0.78)       (0.20)        (0.02)
                                                      -------------------------------------------------
 NET ASSET VALUE AT END OF PERIOD                      16.37         13.96        13.59         11.30
                                                      =================================================
 Total return (%)                                      19.24          8.85        22.33         13.24 1

 RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
 average net assets                                     0.58          0.60         0.75          0.89 2
 Expense reductions reflected in above ratio            0.33          0.50         0.49          0.61 2
 Ratio of net investment income to average net assets   1.21          1.34         1.58          2.03 2
 Portfolio turnover rate                                   7            14          113            46
 Net assets, end of period ($ x 1,000,000)               428           276          168           106

1 Not annualized.
2 Annualized.


                              11 GROWTH PORTFOLIO

SCHWAB

MARKETTRACK
BALANCED PORTFOLIO


TICKER SYMBOL

SWBGX

THE PORTFOLIO SEEKS BOTH CAPITAL GROWTH AND INCOME.

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes bond, stock and cash investments.

The portfolio invests mainly in other SchwabFunds,(R) particularly index funds, which seek to track the total returns of various market indices. These underlying funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the fund's asset allocation:

 ALLOCATION           FUND AND INDEX
--------------------------------------------------------------------------------
 LARGE-CAP            Schwab S&P 500 Fund. Seeks to track the S&P 500 Index,(R)
 STOCK                a widely recognized index maintained by Standard & Poor's
                      that includes 500 U.S. large-cap stocks.
--------------------------------------------------------------------------------
 SMALL-CAP            Schwab Small-Cap Index Fund.(R) Seeks to track the Schwab
 STOCK                Small-Cap Index,(R) which includes the second-largest
                      1,000 U.S. stocks as measured by market capitalization.
--------------------------------------------------------------------------------
 INTERNATIONAL        Schwab International Index Fund.(R) Seeks to track the
 STOCK                Schwab International Index,(R) which includes the largest
                      350 stocks (as measured by market capitalization) that are publicly traded in developed securities markets outside
                      the United States.
--------------------------------------------------------------------------------
 BOND                 Schwab Total Bond Market Index Fund. Seeks to track the
                      Lehman Brothers Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.


ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Balanced Portfolio's allocation is weighted toward stock investments, while including substantial bond investments to add income and reduce volatility. The portfolio typically does not change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 60% stocks, 35% bonds and 5% cash.

The stock allocation is further divided into three segments: 30% of assets for large-cap, 15% for small-cap and 15% for international.


                              BALANCED PORTFOLIO 12

With a blend of asset types that modestly favors stocks, this portfolio may be suitable for INTERMEDIATE-TERM INVESTORS or for long-term investors with moderate sensitivity to risk.

MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE A SUBSTANTIAL EFFECT ON PERFORMANCE. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to stocks as well as bonds, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, it could underperform any asset allocation funds that underweight asset classes or types of stocks that perform poorly during a given period.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH INDEX FUNDS. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.

BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE, WHICH CAN AFFECT THE BOND PORTION OF THE PORTFOLIO. This risk is generally greater for bond investments with longer maturities. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.


OTHER RISK FACTORS

While the portfolio's underlying funds seek to track the returns of various indices, in each case their performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.


                             13 BALANCED PORTFOLIO

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.


                                    [BAR GRAPH]

ANNUAL TOTAL RETURNS (%) AS OF 12/31

            11.15          17.76           13.67            14.00
             96             97              98               99
            -----------------------------------------------------

 BEST QUARTER:                   11.81%          Q4                     1998
 WORST QUARTER:                  -6.85%          Q3                     1998


  AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/99

                                                                         SINCE
                                                     1 YEAR          INCEPTION
-------------------------------------------------------------------------------
 Portfolio                                           14.00             14.44 1
 S&P 500(R) Index                                    21.04             26.47 2
 Lehman Brothers Aggregate
 Bond Index                                          -0.82              5.60 2

1 Inception: 11/20/95.
2 From 11/20/95.


PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.33% of the portfolio's average net assets based on current investments, and may fluctuate.


  FEE TABLE (%)
-------------------------------------------------------------------------------
 SHAREHOLDER FEES
-------------------------------------------------------------------------------
                                                                          None
 ANNUAL OPERATING EXPENSES (% of average net assets)
 Management fees                                                          0.54
 Distribution (12b-1) fees                                                None
 Other expenses                                                           0.39
                                                                         -----
Total annual operating expenses                                           0.93

 EXPENSE REDUCTION                                                       (0.33)
                                                                         -----
 NET OPERATING EXPENSES*                                                  0.60
                                                                         =====

* Guaranteed by Schwab and the investment adviser through 2/28/01.


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR                3 YEARS                      5 YEARS             10 YEARS
-------------------------------------------------------------------------------
  $61                   $263                         $482               $1,113


The performance information above shows you how PERFORMANCE has varied from YEAR TO YEAR and how it averages out OVER TIME.


                             BALANCED PORTFOLIO 14

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).


                                                        11/1/98-      11/1/97-   11/1/96-     11/20/95-
                                                       10/31/99      10/31/98    10/31/97     10/31/96
--------------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
 Net asset value at beginning of period                  13.39         12.82      11.05         10.00
                                                        ------------------------------------------------
 Income from investment operations:
  Net investment income                                   0.29          0.25       0.22          0.25
  Net realized and unrealized gain on investments         1.57          0.86       1.78          0.83
                                                        ------------------------------------------------
  Total income from investment operations                 1.86          1.11       2.00          1.08
 Less distributions:
  Dividends from net investment income                   (0.33)        (0.23)     (0.23)        (0.03)
  Distributions  from capital gains                      (0.07)        (0.31)        --            --
                                                        ------------------------------------------------
  Total distributions                                    (0.40)        (0.54)     (0.23)        (0.03)
                                                        ------------------------------------------------
 NET ASSET VALUE AT END OF PERIOD                        14.85         13.39      12.82         11.05
                                                        ================================================
 Total return (%)                                        14.18          9.02      18.43         10.82 1

 RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------
 Ratio of actual operating expenses to
 average net assets                                       0.58          0.59       0.78          0.89 2
 Expense reductions reflected in above ratio              0.33          0.51       0.52          0.67 2
 Ratio of net investment income to average net assets     2.25          2.33       2.48          2.79 2
 Portfolio turnover rate                                     7            32        104            44
 Net assets, end of period ($ x 1,000,000)                 403           264        151            81

1 Not annualized.
2 Annualized.



                             15 BALANCED PORTFOLIO

SCHWAB

MARKETTRACK
CONSERVATIVE PORTFOLIO

TICKER SYMBOL

SWCGX


THE PORTFOLIO SEEKS INCOME AND MORE GROWTH POTENTIAL THAN AN ALL-BOND PORTFOLIO.


STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes bond, stock and cash investments.

The portfolio invests mainly in other SchwabFunds,(R) particularly index funds, which seek to track the total returns of various market indices. These underlying funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the fund's asset allocation:

 ALLOCATION            FUND AND INDEX
-------------------------------------------------------------------------------
 LARGE-CAP             Schwab S&P 500 Fund. Seeks to track the S&P 500 Index,(R)
 STOCK                 a widely recognized index maintained by Standard &
                       Poor's that includes 500 U.S. large-cap stocks.
-------------------------------------------------------------------------------
 SMALL-CAP             Schwab Small-Cap Index Fund.(R) Seeks to track the Schwab
 STOCK                 Small-Cap Index,(R) which includes the second-largest
                       1,000 U.S. stocks as measured by market capitalization.
-------------------------------------------------------------------------------
 INTERNATIONAL         Schwab International Index Fund.(R) Seeks to track the
 STOCK                 Schwab International Index,(R) which includes the largest
                       350 stocks (as measured by market capitalization) that
                       are publicly traded in developed securities markets
                       outside the United States.
-------------------------------------------------------------------------------
 BOND                  Schwab Total Bond Market Index Fund. Seeks to track the
                       Lehman Brothers Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.


ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Conservative Portfolio's allocation is weighted toward bond investments, while including substantial stock investments for long-term growth. The portfolio typically does not change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 55% bonds, 40% stocks and 5% cash.

The stock allocation is further divided into three segments: 20% of assets for large-cap, 10% for small-cap and 10% for international.


                            CONSERVATIVE PORTFOLIO 16

Conservative investors and investors with SHORTER TIME HORIZONS are among those for whom this portfolio was created.

MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE A SUBSTANTIAL EFFECT ON PERFORMANCE. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to stocks as well as bonds, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, it could underperform any asset allocation funds that underweight asset classes or types of stocks that perform poorly during a given period.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH INDEX FUNDS. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE, WHICH CAN AFFECT THE BOND PORTION OF THE PORTFOLIO. This risk is generally greater for bond investments with longer maturities. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. Also, the values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.


OTHER RISK FACTORS

While the portfolio's underlying funds seek to track the returns of various indices, in each case their performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.


                           17 CONSERVATIVE PORTFOLIO

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.


  ANNUAL TOTAL RETURNS (%) AS OF 12/31

         8.14      14.71      11.56      8.70
          96         97         98        99
         ------------------------------------

 BEST QUARTER:                  8.49%             Q2                     1997
 WORST QUARTER:                -3.35%             Q3                     1998


  AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/99

                                                                          SINCE
                                                    1 YEAR            INCEPTION
-------------------------------------------------------------------------------
 Portfolio                                           8.70               11.06 1
 Lehman Brothers
 Aggregate Bond Index                               -0.82                5.60 2
 S&P 500(R) Index                                   21.04               26.47 2

1  Inception: 11/20/95.
2  From 11/20/95.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.34% of the portfolio's average net assets based on current investments, and may fluctuate.


 FEE TABLE (%)
-------------------------------------------------------------------------------
 SHAREHOLDER FEES
-------------------------------------------------------------------------------
                                                                          None
 ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------
 Management fees                                                          0.54
 Distribution (12b-1) fees                                                None
 Other expenses                                                           0.41
                                                                         -----
 Total annual operating expenses                                          0.95
 EXPENSE REDUCTION                                                       (0.35)
                                                                         -----
 NET OPERATING EXPENSES*                                                  0.60
                                                                         =====

* Guaranteed by Schwab and the investment adviser through 2/28/01.


  EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR              3 YEARS                5 YEARS                   10 YEARS
-------------------------------------------------------------------------------
  $61                 $268                   $491                     $1,134


The performance information above shows you how PERFORMANCE has varied from YEAR TO YEAR and how it averages out OVER TIME.


                            CONSERVATIVE PORTFOLIO 18

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).


                                                          11/1/98-      11/1/97-         11/1/96-         11/20/95-
                                                         10/31/99      10/31/98         10/31/97          10/31/96
-------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
 Net asset value at beginning of period                    12.11         11.71            10.51             10.00
                                                         ----------------------------------------------------------
 Income from investment operations:
  Net investment income                                     0.41          0.35             0.35              0.33
  Net realized and unrealized gain on investments           0.68          0.64             1.21              0.48
                                                         ----------------------------------------------------------
  Total income from investment operations                   1.09          0.99             1.56              0.81
 Less distributions:
  Dividends from net investment income                     (0.40)        (0.35)           (0.36)            (0.30)
  Distributions from capital gains                         (0.07)        (0.24)              --                --
                                                         ----------------------------------------------------------
  Total distributions                                      (0.47)        (0.59)           (0.36)            (0.30)
                                                         ----------------------------------------------------------
 NET ASSET VALUE AT END OF PERIOD                          12.73         12.11            11.71             10.51
                                                         ==========================================================
 Total return (%)                                           9.13          8.64            15.12              8.18 1

 RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------
 Ratio of actual operating expenses to
 average net assets                                         0.57          0.58             0.81              0.89 2
 Expense reductions reflected in above ratio                0.35          0.64             0.84              1.16 2
 Ratio of net investment income to average net assets       3.28          3.26             3.40              3.49 2
 Portfolio turnover rate                                       8            58              104                64
 Net assets, end of period ($ x 1,000,000)                   167           115               41                22


1 Not annualized.
2 Annualized.


                           19 CONSERVATIVE PORTFOLIO

PORTFOLIO MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $100 billion under management.

The investment adviser for the Schwab MarketTrack Portfolios(TM) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds.(R) The firm manages assets for more than 4 million shareholder accounts. (All figures on this page are as of 10/31/99.)

As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketTrack Portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/99, these fees were 0.17% for the All Equity Portfolio, 0.27% for the Growth Portfolio, 0.26% for the Balanced Portfolio and 0.25% for the Conservative Portfolio. These figures, which are expressed as a percentage of each portfolio's average daily net assets, represent the actual amounts paid, including the effects of reductions.

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of the equity portions of the portfolios. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.


KIMON DAIFOTIS, CFA, a vice president of the investment adviser, is responsible for the day-to-day management of the bond and cash portions of the portfolios. Prior to joining the firm in October 1997, he worked for more than 17 years in research and asset management.


                             PORTFOLIO MANAGEMENT 20

INVESTING IN THE PORTFOLIOS

As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information on BUYING, SELLING AND EXCHANGING shares using the method that is most CONVENIENT FOR YOU. You also will see how to choose a distribution option for your investment. Helpful information on TAXES is included as well.


                         21 INVESTING IN THE PORTFOLIOS

BUYING SHARES

Shares of the portfolios may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

SCHWAB ACCOUNTS


Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the portfolio.

For example, when you sell shares in a portfolio, the proceeds are automatically paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink, which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.

STEP 1

CHOOSE A PORTFOLIO, then decide how much you want to invest.


MINIMUM INITIAL INVESTMENT               MINIMUM ADDITIONAL INVESTMENT           MINIMUM BALANCE
-------------------------------------------------------------------------------------------------------
 $1,000                                  $500                                    $500
 ($500 for retirement and               ($100 for Automatic                     ($250 for retirement
 custodial accounts)                    Investment Plan)                        and custodial accounts)



STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION               FEATURES
-------------------------------------------------------------------------------
Reinvestment         All dividends and capital gain distributions are invested
                     automatically in shares of your portfolio.
-------------------------------------------------------------------------------
Cash/reinvestment    You receive payment for dividends, while any capital gain
mix                  distributions are invested in shares of your portfolio.
-------------------------------------------------------------------------------
Cash                 You receive payment for all dividends and capital gain
                     distributions.


STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.


                         INVESTING IN THE PORTFOLIOS 22

SELLING/EXCHANGING SHARES


USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A PORTFOLIO.

When selling or exchanging shares, please be aware of the following policies:

-  A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.


- The portfolios reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a portfolio's assets, whichever is less.


- Exchange orders must meet the minimum investment and other requirements for the portfolio and, if applicable, the share class into which you are exchanging.


- You must obtain and read the prospectus for the portfolio into which you are exchanging prior to placing your order.



METHODS FOR PLACING DIRECT ORDERS


PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

SCHWABLINK
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.


MAIL
Write to SchwabFunds(R) at:
P.O. Box 7575
San Francisco, CA 94120-7575


When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab branch office.

WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

- The name of the portfolio whose shares you want to buy or sell

- The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name of the fund into which you want to exchange and the distribution option you prefer

- When selling shares, how you would like to receive the proceeds

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


                         23 INVESTING IN THE PORTFOLIOS

TRANSACTION POLICIES


THE PORTFOLIOS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE
(NYSE) IS OPEN. The portfolios calculate their share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). A portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the fund will be executed at the next share price calculated that day.

In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes if they are readily available. In cases where quotes are not readily available, a portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.

Shareholders of the portfolios should be aware that because foreign markets are often open on weekends and other days when the portfolios are closed, the value of some of a portfolio's securities may change on days when it is not possible to buy or sell shares of the portfolio.

THE PORTFOLIOS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the portfolio as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders


- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities


-  To change or waive a portfolio's investment minimums

- To suspend the right to sell shares back to the portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

-  To withdraw or suspend any part of the offering made by this prospectus


-  To revise the redemption fee criteria


                         INVESTING IN THE PORTFOLIOS 24

DISTRIBUTIONS AND TAXES


ANY INVESTMENT IN THE PORTFOLIOS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.


AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR PORTFOLIO EARNS. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except for the Conservative Portfolio, which typically makes income distributions at the end of every calendar quarter.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR PORTFOLIO DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each portfolio's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the portfolio. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer. For tax purposes, an exchange between funds is considered a sale.

AT THE BEGINNING OF EVERY YEAR, THE PORTFOLIOS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the portfolio paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL PORTFOLIO SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.


                         25 INVESTING IN THE PORTFOLIOS

                                      NOTES

                                      NOTES

TO LEARN MORE


This prospectus contains important information on the portfolios and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current portfolio investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.


You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room or by computer using the SEC's EDGAR database at www.sec.gov.


SEC FILE NUMBER
Schwab MarketTrack Portfolios            811-7704


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
800-SEC-0330 (Public Reference Section)
202-942-8090
www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds


MKT3757FLT-1

SCHWAB
MARKETTRACK PORTFOLIOS(TM)


PROSPECTUS
February 29, 2000


[CHARLES SCHWAB LOGO]

SCHWAB
ANALYTICS FUND(R)



PROSPECTUS
February 29, 2000



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


[CHARLES SCHWAB LOGO]

SCHWAB
ANALYTICS FUND(R)


ABOUT THE FUND


   4   Strategy

   5   Main Risks

   6   Performance

   6   Fund Fees and Expenses

   7   Financial Highlights

   8   Fund Management


INVESTING IN THE FUND


  10   Buying Shares

  11   Selling/Exchanging Shares

  12   Transaction Policies

  13   Distributions and Taxes

ABOUT THE FUND


The Schwab Analytics Fund(R) uses a strategy that is primarily QUANTITATIVE rather than one based on individual company research. This strategy employs a range of PROPRIETARY TECHNIQUES to select stocks, construct a portfolio and manage overall risk.

The fund uses software models to SCREEN STOCKS, based on factors that historically have been associated with above-average performance. The fund also looks at indicators of how those who are closest to a given company -- ANALYSTS AND COMPANY INSIDERS -- currently view the company's near-term prospects. Before making its actual investment decisions, the fund consults another technical model, this one designed to MANAGE RISK.

Taken together, these techniques are designed to complement each other in creating a portfolio with risk similar to that of the S&P 500(R) Index but with returns that are intended to be greater.

The fund is designed for LONG-TERM INVESTORS. Its performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB
ANALYTICS FUND(R)


THE FUND SEEKS LONG-TERM CAPITAL GROWTH.


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. STOCKS. Under normal circumstances, the fund expects to hold the common stocks of approximately 100 large- and mid-cap U.S. companies. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500(R) Index.

The portfolio managers monitor more than 1,300 companies that have market values of $500 million or more. Using a variety of quantitative techniques, the managers screen and rank these companies based on numerous factors. These include fundamental characteristics, such as a company's size and valuation and its history of earnings and dividends, as well as technical characteristics, such as its stock price movements. The rankings also take into account various analysts' earnings estimates and revisions, and also purchases and sales of the stock by corporate insiders.

Once the rankings are complete, the managers select the highest-ranked stocks (approximately 100) for inclusion in the fund's portfolio. The managers use a risk management model to construct a diversified portfolio with the goal of keeping the fund's volatility similar to that of the S&P 500. While the fund may include stocks that are outside the S&P 500 or weight its stock holdings differently from the index, it normally seeks to have the same industry weightings as the index.


TICKER SYMBOL

SWANX


RISK MANAGEMENT
--------------------------------------------------------------------------------

The fund approaches risk management from the perspective of its benchmark, the S&P 500 Index. The S&P 500 includes the common stocks of 500 leading U.S. companies from a broad range of industries.

The fund's risk management model is designed to estimate how much return a given investment might produce compared to the benchmark and how much risk it might involve compared to the benchmark. The model is designed to help the fund invest for returns that exceed the S&P 500, while maintaining a risk profile that is very similar to that of the index.


                                ANALYTICS FUND 4

This fund could be appropriate for long-term investors seeking a QUANTITATIVE APPROACH designed to outperform the S&P 500(R) Index.



MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY OF THE RISKS OF THIS FUND ARE ASSOCIATED WITH THE LARGE- AND MID-CAP SEGMENTS OF THE U.S. STOCK MARKET. While the fund is not an index fund, its management techniques are likely to result in performance that correlates with the S&P 500, during upturns as well as downturns. The fund can take only limited steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

The fund includes stocks from many different sectors of the economy, which reduces the impact of the performance of any given industry or stock. But whenever large- and mid-cap U.S. stocks fall behind other types of investments -- bonds or small-cap stocks, for instance -- the fund's performance also will lag these investments. In addition, because the values of mid-cap stocks may fluctuate more widely than those of large-cap stocks, the fund could be more volatile if it were to increase its holdings of mid-cap stocks.


OTHER RISK FACTORS
--------------------------------------------------------------------------------

The fund's management model is based largely on past market behavior. To the extent that market dynamics shift over time, the model may fail to anticipate these shifts, which could affect the fund's ability to outperform its benchmark.

Although the fund's main risks are those associated with its stock investments, the fund uses other strategies that also may involve risks.

For example, futures contracts, which the fund uses to gain exposure to the stock market for its cash balances, could hurt the fund's performance if they don't perform as expected.

Additionally, the fund may actively buy and sell portfolio securities, which will increase its portfolio turnover rate and expenses, and increase the likelihood of capital gain distributions.


                                5 ANALYTICS FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.



ANNUAL TOTAL RETURNS (%) as of 12/31

[OMITTED BAR GRAPH]

97            31.62
98            28.03
99            27.75


BEST QUARTER: 23.09% Q4 1998
WORST QUARTER: -10.79% Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/99

                                             SINCE
                                  1 YEAR  INCEPTION
                                  ------  ---------
 Fund                             27.75      29.10 1
 S&P 500(R) Index                 21.04      27.11 1

1 Inception: 7/1/96.



FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.



FEE TABLE (%)

SHAREHOLDER FEES
                                                            None

ANNUAL OPERATING EXPENSES (% of average net assets)
Management fees                                             0.54
Distribution (12b-1) fees                                   None
Other expenses                                              0.39
                                                           -----
Total annual operating expenses                             0.93

EXPENSE REDUCTION                                          (0.18)
                                                           -----
NET OPERATING EXPENSES*                                     0.75
                                                            ====

* Guaranteed by Schwab and the investment adviser through 2/28/01.



EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR        3 YEARS        5 YEARS       10 YEARS
------        -------        -------       --------

 $77           $278            $497        $1,127


The PERFORMANCE information above shows you how performance has varied from YEAR TO YEAR and how it averages out OVER TIME.



                                ANALYTICS FUND 6

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                             11/1/98 -     11/1/97 -   11/1/96 -     7/1/96 -
                                                              10/31/99      10/31/98    10/31/97     10/31/96

PER-SHARE DATA ($)
 Net asset value at beginning of period                        14.57        13.72        11.01        10.00
                                                              ------        -----        -----        -----
 Income from investment operations:

  Net investment income                                         0.06         0.10         0.13         0.05

  Net realized and unrealized gain on investments               4.94         2.20         2.79         0.96
                                                              ------        -----        -----        -----
  Total income from investment operations                       5.00         2.30         2.92         1.01

 Less distributions:

  Dividends from net investment income                         (0.90)       (0.12)       (0.08)          --

  Distributions from realized gain on investments              (0.57)       (1.33)       (0.13)          --
                                                              ------        -----        -----        -----
  Total distributions                                          (0.66)       (1.45)       (0.21)          --
                                                              ------        -----        -----        -----
 NET ASSET VALUE AT END OF PERIOD                             (18.91)       14.57        13.72        11.01
                                                              ======        =====        =====        =====

 Total return (%)                                              35.20        18.37        26.83        10.10 1


RATIOS/SUPPLEMENTAL DATA (%)

Ratio of net operating expenses to
average net assets                                              0.75         0.75         0.74         0.75 2

Expense reductions reflected in above ratio                     0.18         0.37         0.41         0.76 2

Ratio of net investment income to average net assets            0.34         0.70         1.04         1.41 2

Portfolio turnover rate                                           99          115          120           33

Net assets, end of period ($ x 1,000,000)                        289          192          150           98


1 Not annualized.
2 Annualized.



                                7 ANALYTICS FUND

FUND MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $100 billion under management.


The investment adviser for the Schwab Analytics Fund(R) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 4 million shareholder accounts. (All figures on this page are as of 10/31/99.)

As the investment adviser, the firm oversees the asset management and administration of the Schwab Analytics Fund. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 10/31/99, these fees were 0.42%. This figure, which is expressed as a percentage of the fund's average daily net assets, represents the actual amount paid, including the effects of reductions. A portion of the management fee is used to pay the subadviser.

The subadviser is Symphony Asset Management, Inc., 555 California Street, San Francisco, CA 94104. Founded in 1994, Symphony is owned by BARRA, Inc., which was founded in 1975 and is a leading provider of analytical models. Symphony and its affiliate, Symphony Asset Management, LLC, currently have more than $2.7 billion under management.

GERI HOM, a vice president of the investment adviser, has overall responsibility for fund management. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.


PRAVEEN GOTTIPALLI handles the fund's day-to-day management and has been Director of Investment for the subadviser since 1994. Prior to this position, he was at BARRA, Inc. for nine years.



                               FUND MANAGEMENT 8

INVESTING IN THE FUND


As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information on BUYING, SELLING AND EXCHANGING shares using the method that is most CONVENIENT FOR YOU. You also will see how to choose a distribution option for your investment. Helpful information on TAXES is included as well.


                             9 INVESTING IN THE FUND

BUYING SHARES


Shares of the fund may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.


SCHWAB ACCOUNTS
--------------------------------------------------------------------------------

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the fund.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink(TM), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.


STEP 1

DECIDE HOW MUCH YOU WANT TO INVEST.


MINIMUM INITIAL INVESTMENT    MINIMUM ADDITIONAL INVESTMENT   MINIMUM BALANCE
--------------------------    -----------------------------   ---------------
$2,500                        $500                            $500
($1,000 for retirement       ($100 for Automatic             ($250 for retirement and custodial accounts)
and custodial accounts)        Investment Plan)


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

 OPTION              FEATURES
 ------              --------
 Reinvestment        All dividends and capital gain distributions are invested
                     automatically in shares of your fund.

 Cash/reinvestment   You receive payment for dividends, while any capital gain
 mix                 distributions are invested in shares of your fund.

 Cash You receive payment for all dividends and capital gain distributions.


STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.


                            INVESTING IN THE FUND 10

SELLING/EXCHANGING SHARES


USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF THE FUND.

When selling or exchanging shares, please be aware of the following policies:

-  The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.


- The fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less.


- Exchange orders must meet the minimum investment and other requirements for the fund and, if applicable, the share class into which you are exchanging.


- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING DIRECT ORDERS


PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

SCHWABLINK
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab branch office.


WHEN PLACING ORDERS
--------------------------------------------------------------------------------

With every order to buy, sell or exchange shares, you will need to include the following information:

-  Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

-  The name of the fund whose shares you want to buy or sell

-  The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name of the fund into which you want to exchange and the distribution option you prefer

-  When selling shares, how you would like to receive the proceeds

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


                            11 INVESTING IN THE FUND

TRANSACTION POLICIES


THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates its share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the fund will be executed at the next share price calculated that day.

In valuing its securities, the fund uses market quotes if they are readily available. In cases where quotes are not readily available, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.


THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders


- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities


-  To change or waive the fund's investment minimums

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

-  To withdraw or suspend any part of the offering made by this prospectus


-  To revise the redemption fee criteria



                            INVESTING IN THE FUND 12

DISTRIBUTIONS AND TAXES



ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.


AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer. For tax purposes, an exchange between funds is considered a sale.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


MORE ON DISTRIBUTIONS
--------------------------------------------------------------------------------

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.


                            13 INVESTING IN THE FUND

                                      NOTES

                                     NOTES

TO LEARN MORE


This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.


You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You also can review these materials in person at the SEC's Public Reference Room or by computer using the SEC's EDGAR database at www.sec.gov.



SEC File Number
Schwab Analytics Fund                                                   811-7704


Securities and Exchange Commission
Washington, D.C. 20549-0102
800-SEC-0330 (Public Reference Section)
202-942-8090
www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds



SCHWAB
ANALYTICS FUND(R)


PROSPECTUS
February 29, 2000



[CHARLES SCHWAB LOGO]

MKT3758WRAP

                                 [BOX GRAPHIC]


                         INSTITUTIONAL SELECT(TM) Funds

                         Prospectus - February 29, 2000

INSTITUTIONAL
SELECT
S&P 500 Fund

INSTITUTIONAL
SELECT
Large-Cap Value Index Fund

INSTITUTIONAL
SELECT
Small-Cap Value Index Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                 [BOX GRAPHIC]

                                                                 About the Funds


                                                  Institutional Select(TM) Funds
                                                  ------------------------------

                                                                 ABOUT THE FUNDS

                                          Institutional Select S&P 500 Fund    4

                            Institutional Select Large-Cap Value Index Fund    8

                            Institutional Select Small-Cap Value Index Fund   12

                                                            Fund Management   16


                                                          INVESTING IN THE FUNDS

                                                              Buying Shares   18

                                                  Selling/Exchanging Shares   19

                                                       Transaction Policies   20

                                                    Distributions and Taxes   20

ABOUT THE FUNDS

The funds in this prospectus use INDEXING STRATEGIES. Each fund seeks HIGH TOTAL RETURN by tracking the performance of a different stock market index, as described on the following pages.

Because the composition of an index tends to be comparatively stable, index funds historically have shown LOW PORTFOLIO TURNOVER compared to actively managed funds.

Like most stock investments, the funds are intended for LONGER-TERM INVESTORS. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

                                 [BOX GRAPHIC]


INSTITUTIONAL SELECT(TM)      S&P 500 Fund
                              TICKER SYMBOL: ISLCX

                              GOAL -- The fund seeks high total return by tracking the performance of the S&P 500(R) Index.

--------------------------------------------------------------------------------

                                      INDEX

THE S&P 500 INDEX includes the common stocks of 500 leading U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in proportion to its total market value.

--------------------------------------------------------------------------------

                                    STRATEGY

To pursue its goal, the fund invests in stocks that are included in the index. It is the fund's policy that under normal circumstances it will invest at least 80% of total assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

--------------------------------------------------------------------------------

LARGE-CAP STOCKS -- Although the 500 companies in the index constitute only about 7% of all the publicly traded companies in the United States, they represent approximately 78% of the total value of the U.S. stock market. (All figures are as of 12/31/99.) For this reason, the index is widely used as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.


4     S & P 500 FUND

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE LARGE-CAP PORTION OF THE U.S. STOCK MARKET, AS MEASURED BY THE INDEX. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks. As a result, whenever these stocks perform less well than mid- or small-cap stocks, the fund may underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag those investments.

OTHER MAIN RISK FACTORS -- Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund uses to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

INDEX OWNERSHIP -- Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).


                                                            S & P 500 FUND     5

                                   PERFORMANCE

Because this is a new fund, no performance figures are given. Information will appear in a future version of the fund's prospectus.


                             FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

                                  FEE TABLE (%)

 SHAREHOLDER FEES (% of transaction amount)
 Redemption fee, charged only on shares you
 sell within 180 days of buying them and paid
 directly to the fund.                             0.75*

 ANNUAL OPERATING EXPENSES
 (% of average net assets)

 Management fees                                   0.18
 Distribution (12b-1) fees                         None
 Other expenses                                    0.37
-------------------------------------------------------
 Total annual operating expenses                   0.55

 EXPENSE REDUCTION                                (0.40)
 NET OPERATING EXPENSES**                          0.15

  * For shares purchased prior to 5/1/2000, the redemption fee is 0.25%.

 ** Guaranteed by Schwab and the investment adviser through 12/31/2005.

                        EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. Figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR        3 YEARS        5 YEARS        10 YEARS
$15           $48            $85            $432


6     S & P 500 FUND

                                 [BOX GRAPHIC]


                              FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                                     2/1/1999 -
                                                                     10/31/1999
                               PER-SHARE DATA ($)

Net asset value at beginning of period                                 $10.00
Income from investment operations:
   Net investment income                                                 0.07
   Net realized and unrealized gain on investments                       0.67
                                                                       ------
   Total income from investment operations                               0.74
Net asset value at end of period                                       $10.74
                                                                       ------
Total return (%)                                                         7.40 1

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of actual operating expenses to average net assets                 0.13 2
Expense reductions reflected in above ratio                              0.42 2
Ratio of net investment income to average net assets                     1.37 2
Portfolio turnover rate                                                     1
Net assets, end of period ($ x 1,000,000)                                $238

1  Not annualized.

2  Annualized.


                                                            S & P 500 FUND     7

                                 [BOX GRAPHIC]


INSTITUTIONAL SELECT(TM)      Large-Cap Value Index Fund
                              TICKER SYMBOL: ISLVX

                              GOAL -- The fund seeks high total return by tracking the performance of the S&P 500/BARRA Value Index.


--------------------------------------------------------------------------------

                                      INDEX

THE S&P 500/BARRA VALUE INDEX includes those stocks from the S&P 500(R) Index that are identified as value stocks. Standard & Poor's and BARRA, Inc. determine which stocks are listed in the index, generally choosing those with the highest ratios of book value to market price. Each stock is represented in proportion to its total market value.

--------------------------------------------------------------------------------

                                    STRATEGY

To pursue its goal, the fund invests in stocks that are included in the index. It is the fund's policy that under normal circumstances it will invest at least 80% of total assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

--------------------------------------------------------------------------------

VALUE INVESTING -- Value investing is based on the concept that over time, investors will come to recognize the true worth of undervalued stocks, and their prices will rise. In addition, value investing has the potential for lower volatility, because value stocks in theory are already trading at relatively low prices.

THE S&P 500/BARRA VALUE INDEX currently contains 393 stocks representing approximately 47% of the total market value of the S&P 500. The index is rebalanced at least twice a year, with some stocks being dropped from the index and others, newly considered to be value stocks, being added. (All figures as of 12/31/99.)


8     S & P 500 FUND

--------------------------------------------------------------------------------

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE LARGE-CAP VALUE PORTION OF THE U.S. STOCK MARKET, AS MEASURED BY THE INDEX. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Although the S&P 500/BARRA Value Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap value stocks. As a result, whenever these stocks perform less well than large-cap growth stocks, or mid- or small-cap stocks of any type, the fund may underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap value stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag those investments.

--------------------------------------------------------------------------------

OTHER MAIN RISK FACTORS -- Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund uses to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

INDEX OWNERSHIP -- Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500 and S&P 500/BARRA Value Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).


                                               LARGE-CAP VALUE INDEX FUND     9

                                   PERFORMANCE

Because this is a new fund, no performance figures are given. Information will appear in a future version of the fund's prospectus.


                             FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

                                  FEE TABLE (%)

 SHAREHOLDER FEES (% of transaction amount)
 Redemption fee, charged only on shares you
 sell within 180 days of buying them and paid
 directly to the fund.                                 0.75*

 ANNUAL OPERATING EXPENSES
 (% of average net assets)

 Management fees                                       0.20
 Distribution (12b-1) fees                             None
 Other expenses                                        0.54
------------------------------------------------------------
 Total annual operating expenses                       0.74

 EXPENSE REDUCTION                                     (0.49)
                                                       -----
 NET OPERATING EXPENSES**                               0.25

 * For shares purchased prior to 5/1/2000, the redemption fee is 0.50%

** Guaranteed by Schwab and the investment adviser through 12/31/2005.


                        EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. Figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR        3 YEARS        5 YEARS        10 YEARS
$26           $80            $141           $609


10     LARGE-CAP INDEX VALUE FUND

                                 [BOX GRAPHIC]


                              FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                                     2/1/1999 -
                                                                     10/31/1999
                               PER-SHARE DATA ($)

Net asset value at beginning of period                                 $10.00
Income from investment operations:
   Net investment income                                                 0.09
   Net realized and unrealized gain on investments                       0.59
                                                                       ------
   Total income from investment operations                               0.68
NET ASSET VALUE AT END OF PERIOD                                       $10.68
--------------------------------------------------------------------------------
Total return (%)                                                         6.80 1

                          RATIOS/SUPPLEMENTAL DATA (%)

Ratio of actual operating expenses to average net assets                 0.21 2
Expense reductions reflected in above ratio                              0.49 2
Ratio of net investment income to average net assets                     1.62 2
Portfolio turnover rate                                                    19
Net assets, end of period ($ x 1,000,000)                                 $71

1  Not annualized.

2  Annualized.


                                               LARGE-CAP VALUE INDEX FUND     11

                                 [BOX GRAPHIC]

INSTITUTIONAL SELECT(TM)

Small-Cap Value Index Fund
TICKER SYMBOL: ISSVX

GOAL -- The fund seeks high total return by tracking the performance of the S&P SmallCap 600/BARRA Value Index.


                                      INDEX

THE S&P SMALLCAP 600/BARRA VALUE INDEX includes those stocks from the S&P SmallCap 600 Index that are identified as value stocks. Standard & Poor's and BARRA, Inc. determine which stocks are listed in the index, generally choosing those with the highest ratios of book value to market price. Each stock is represented in proportion to its total market value.


                                    STRATEGY

To pursue its goal, the fund invests in stocks that are included in the index. It is the fund's policy that under normal circumstances it will invest at least 80% of total assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

VALUE INVESTING -- Value investing is based on the concept that over time, investors will come to recognize the true worth of undervalued stocks, and their prices will rise. In addition, value investing has the potential for lower volatility, because value stocks in theory are already trading at relatively low prices.

THE S&P SMALLCAP 600/BARRA VALUE INDEX currently contains 401 stocks representing approximately 46% of the total market value of the S&P SmallCap
600. The index is rebalanced at least twice a year, with some stocks being dropped from the index and others, newly considered to be value stocks, being added. (All figures as of 12/31/99.)


12     SMALL-CAP VALUE INDEX FUND

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE SMALL-CAP VALUE PORTION OF THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN RISKIER THAN LARGE- AND MID-CAP STOCKS. Small-cap stock prices may be based largely on future expectations rather than current achievements, and may move sharply, especially during volatile markets. Although the S&P SmallCap 600/BARRA Value Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of small-cap value stocks. As a result, whenever these stocks perform less well than small-cap growth stocks, or mid- or large-cap stocks of any type, the fund may underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever small-cap value stocks fall behind other types of investments--bonds, for instance--the fund's performance also will lag those investments.

OTHER MAIN RISK FACTORS -- Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund uses to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

INDEX OWNERSHIP -- Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500 and S&P SmallCap 600/BARRA Value Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).


                                               SMALL-CAP VALUE INDEX FUND     13

                                   PERFORMANCE

Because this is a new fund, no performance figures are given. Information will appear in a future version of the fund's prospectus.

                             FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


                                  FEE TABLE (%)
--------------------------------------------------------------------------------
 SHAREHOLDER FEES (% of transaction amount)
 Redemption fee, charged only on shares you
 sell within 180 days of buying them and paid
 directly to the fund.                                                     0.75

 ANNUAL OPERATING EXPENSES
 (% of average net assets)
 Management fees                                                           0.25
 Distribution (12b-1) fees                                                 None
 Other expenses                                                            0.56
                                                                           -----
 Total annual operating expenses                                           0.81

 EXPENSE REDUCTION                                                         (0.49)
                                                                           -----
 NET OPERATING EXPENSES*                                                   0.32

* Guaranteed by Schwab and the investment adviser through 12/31/2005.


                        EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. Figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR                3 YEARS                  5 YEARS                 10 YEARS
$33                     $103                    $180                     $694


14     SMALL-CAP VALUE INDEX FUND

                                 [BOX GRAPHIC]

                              FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                                                              2/1/1999 -
                                                                                              10/31/1999
                               PER-SHARE DATA ($)
Net asset value at beginning of period                                                          $10.00
Income from investment operations:
   Net investment income                                                                          0.07
   Net realized and unrealized gain on investments                                               (0.18)
                                                                                                -------
   Total income from investment operations                                                       (0.11)
NET ASSET VALUE AT END OF PERIOD                                                                 $9.89
--------------------------------------------------------------------------------------------------------
Total return (%)                                                                                 (1.10) 1
                             RATIOS/SUPPLEMENTAL DATA (%)

Ratio of actual operating expenses to average net assets                                          0.00 2
Expense reductions reflected in above ratio                                                       0.98 2
Ratio of net investment income to average net assets                                              1.25 2
Portfolio turnover rate                                                                            38
Net assets, end of period ($ x 1,000,000)                                                         $32

1  Not annualized.
2  Annualized.


                                               SMALL-CAP VALUE INDEX FUND     15

FUND MANAGEMENT

THE INVESTMENT ADVISER for the Institutional Select(TM) Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for 40 mutual funds, including 9 equity index funds. The firm manages assets for more than 4 million shareholder accounts. (All figures on this page are as of 10/31/1999.)

As the investment adviser, the firm oversees the asset management and administration of the Institutional Select Funds. As compensation for these services, the firm receives a management fee from each fund. Each fund's fee is calculated as follows:


                                    MANAGEMENT FEE
                           (% of average daily net assets)

                                     S&P 500 FUND     LARGE-CAP VALUE INDEX FUND      SMALL-CAP VALUE INDEX FUND
First $1 billion of assets           0.18%            0.20%                           0.25%
Assets above $1 billion              0.15%            0.18%                           0.23%


GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of the S&P 500 Fund. She joined the firm in 1995 and has nearly 20 years of experience in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the Large-Cap and Small-Cap Value Index Funds. Prior to joining the firm in 1998, he worked for 20 years in equity index management, most recently at Wilshire Associates, Inc.


16     FUND MANAGEMENT

INVESTING IN THE FUNDS

The following pages tell how to BUY, SELL AND EXCHANGE shares in these funds.

There is also information on INVESTMENT MINIMUMS, distribution options and taxes.

Your INVESTMENT MANAGER can help you make decisions about your investment and can work with you to ANSWER QUESTIONS you may have about investing in the funds.

If you don't have an investment manager, please call 1-800-435-4000.

                                  BUYING SHARES

Shares of the funds may be purchased through certain third-party investment providers, such as investment managers, financial institutions and workplace retirement plans. For a higher minimum investment, shares also may be purchased through a Schwab brokerage account.

If you are investing through a third-party investment provider, some of the instructions, minimums and policies described below may be different. Some investment providers may charge transaction or other fees and require signature guarantees. Contact your investment manager or other investment provider for more information.

                                     STEP 1

CHOOSE A FUND AND DECIDE HOW MUCH YOU WANT TO INVEST. The investment minimums for these funds depend on whether the account is being held by an investment manager or directly by another type of investor, such as an individual.

                         MINIMUM INVESTMENT FOR EACH FUND
Investment manager
initial investment:      $2,500 per client account, and
                         $250,000 for aggregate client accounts in S&P 500 Fund
                         $100,000 for aggregate client accounts in Large-Cap and Small-Cap Value
                         Index Funds -- waived until further notice

Investment manager
additional investment:   $100 per client account

Other investors:         $3,000,000 initial, and $100 additional

                                     STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                   FEATURES
Reinvestment             All dividend and capital gain distributions are invested automatically in shares of your fund

Cash/reinvestment        You receive payment for dividends, while any capital gain distributions are invested in shares of your fund

Cash                     You receive payment for all dividends and capital gain distributions

                                     STEP 3

PLACE YOUR ORDER USING ANY OF THE METHODS DESCRIBED AT RIGHT. Make checks payable to Charles Schwab & Co., Inc.


18     INVESTING IN THE FUNDS

                            SELLING/EXCHANGING SHARES

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash if they exceed 1% of a fund's assets or $250,000 in any 90 day period.

- As indicated in the funds' fee tables, each fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that have been held for less than 180 days; in attempting to minimize this fee, a fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- Exchange orders must meet the minimum investment and other requirements for the fund into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


                           METHODS FOR PLACING ORDERS

If you are investing through an investment manager, contact your manager for all transactions. If you do not have an investment manager, call 1-800-435-4000 for instructions. (1-800-345-2550 for TDD users.)

                              WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name

- Your account number (for schwabinstitutional.com transactions, include the master account and subaccount numbers)

- The name of the fund whose shares you want to buy or sell

- The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name of the fund into which you want to exchange and the distribution option you prefer

- When selling shares, how you would like to receive the proceeds

  Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


                                                   INVESTING IN THE FUNDS     19

                              TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. Orders to buy, sell or exchange shares that are received in good order by Schwab prior to the close of the NYSE (generally 4 p.m. Eastern time) on a business day will be executed that day.

THE FUNDS CALCULATE THEIR SHARE PRICES EACH BUSINESS DAY, AFTER THE CLOSE OF THE NYSE. A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Each order to buy, exchange or sell shares is executed at the next share price calculated after the order is accepted.

In valuing portfolio securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, including the rights to:

- automatically redeem your shares if your account is closed for any reason

- modify or terminate the exchange privilege upon 60 days' written notice to shareholders

- refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with "market timing" strategies

- change or waive a fund's investment minimums

- suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

- withdraw or suspend any part of the offering made by this prospectus

- to revise the redemption fee criteria


                             DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult with your tax advisor about the tax implications of your investment in a fund. You can also visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital


20     INVESTING IN THE FUNDS
gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.

FOR TAX PURPOSES, AN EXCHANGE BETWEEN FUNDS is considered a taxable sale of one fund followed by a purchase of another fund.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Shareholders also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you will end up receiving a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the amount of the distribution is subtracted from the share price.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.


                                                   INVESTING IN THE FUNDS     21

NOTES





22     NOTES

                                                                    NOTES     23

                                  TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting Institutional Select(TM) Funds or the SEC. All materials from Institutional Select Funds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room or by computer using the SEC's EDGAR database at www.sec.gov.

INSTITUTIONAL SELECT FUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
800-SEC-0330 (Public Reference Section)
202-942-8090
www.sec.gov
publicinfo@sec.gov

SEC FILE NUMBER
Institutional Select Funds                 811-7704

MKT 3643-2


                                  [BOX GRAPHIC]



                         INSTITUTIONAL SELECT(TM) FUNDS

                         Prospectus - February 29, 2000



                                  [BOX GRAPHIC]

                       STATEMENT OF ADDITIONAL INFORMATION

                            SCHWAB EQUITY INDEX FUNDS


                               SCHWAB S&P 500 FUND
                               SCHWAB 1000 FUND(R)
                         SCHWAB SMALL-CAP INDEX FUND(R)
                    SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
                       SCHWAB INTERNATIONAL INDEX FUND(R)



                                FEBRUARY 29, 2000



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 29, 2000 (as amended from time to time).


To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the funds at 101 Montgomery Street, San Francisco, California 94104. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.


Schwab S&P 500 Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund are series of Schwab Capital Trust (a trust), and Schwab 1000 Fund is a series of Schwab Investments (a trust).



                                TABLE OF CONTENTS
                                                                            Page
INVESTMENT STRATEGIES, RISKS AND LIMITATIONS..............................    2
MANAGEMENT OF THE FUNDS...................................................   16
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................   20
INVESTMENT ADVISORY AND OTHER SERVICES....................................   20
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................   23
DESCRIPTION OF THE TRUSTS.................................................   25
PURCHASE, REDEMPTION, DELEIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES.....................................................   26
TAXATION..................................................................   28
CALCULATION OF PERFORMANCE DATA...........................................   30

                  INVESTMENT STRATEGIES, RISKS AND LIMITATIONS

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                              INVESTMENT OBJECTIVES


Each fund's investment objective may be changed only by vote of a majority of its shareholders. There is no guarantee the funds will achieve their objectives.


THE SCHWAB S&P 500 FUND'S investment objective is to seek to track the price and dividend performance (total return) of common stocks of U. S. companies, as represented by Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R)).

The S&P 500 is representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financial and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

The Schwab S&P 500 Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Schwab S&P 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Schwab S&P 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Schwab S&P 500 Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Schwab S&P 500 Fund. S&P has no obligation to take the needs of the Schwab S&P 500 Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Schwab S&P 500 Fund shares or in the determination or calculation of the equation by which the Schwab S&P 500 Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Schwab S&P 500 Fund's shares.


S&P does not guarantee the accuracy and /or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Fund, its shareholders or any other person or entity from the use of the S&P 500(R) Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


THE SCHWAB 1000 FUND'S investment objective is to match the price and dividend performance (total return) of the Schwab 1000 Index,(R) an index created to represent to performance of publicly traded common stocks of the 1,000 largest U.S. companies.

To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX) or the NASDAQ/NMS and
(3) its market value must place it among the top 1,000 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


As of October 31, 1999, the aggregate market capitalization of the stocks included in the Schwab 1000 Index was approximately $12.2 trillion. This represents approximately 87% of the total market value of all publicly traded U.S. companies, as represented by the Wilshire 5000 Index.


THE SCHWAB SMALL-CAP INDEX FUND'S investment objective is to attempt to track the price and dividend performance (total return) of the Schwab Small-Cap Index(R) (Small-Cap Index), an index created to represent the performance of common stocks of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding). Pursuant to a policy that may be changed only by vote of a majority of its shareholders, the Schwab Small-Cap Index Fund will invest at least 65% of its total assets in common stocks, or other equity securities including preferred stocks, rights and warrants.

To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the NYSE, AMEX or the NASDAQ/NMS and (3) its market value must place it among the second-largest 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


THE SCHWAB TOTAL STOCK MARKET INDEX FUND'S investment objective is to seek to track the total return of the entire U.S. stock market. In pursuing its objective, the fund uses the Wilshire 5000 Equity Index to measure the total return of the U.S. stock market. The Wilshire 5000 Equity Index is representative of the performance of the entire U.S. stock market. The index measures the performance of all U.S. headquartered equity securities with readily available price data. It is a market-value weighted index consisting of approximately 7,400 stocks. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may use statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market using a smaller number of securities. These techniques use a smaller number of index securities than that included in the index, which, when taken together, are expected to perform similarly to the index. These techniques are based on a variety of factors, including capitalization, dividend yield, price/earnings ratio, and industry factors.



THE SCHWAB INTERNATIONAL INDEX FUND'S investment objective is to attempt to track the price and dividend performance (total return) of the Schwab International Index(R) (International Index), an index created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States. Pursuant to a policy that may be changed only by vote of a majority of its shareholders, the Schwab International Index Fund will invest at least 65% of its total assets in common stocks and other equity securities including preferred stocks, rights and warrants of companies located in at least three countries other than the United States.



To be included in the International Index the securities must be issued by an operating company (i.e., not an investment company) whose principal trading market is in a country with a major developed securities market outside the United States. In addition, the market value of the company's outstanding securities must place the company among the top 350 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index. By tracking the largest companies in developed markets, the index represents the performance of what some analysts deem the "blue chips" of international markets. The index also is designed to provide a broad representation of the international market, by limiting investments by country to no more than 35% of the total market capitalization of the index. The International Index was first made available to the public on July 29, 1993.



The Schwab 1000 Index(R), Small Cap-Index and International Index were developed and are maintained by Schwab. Schwab receives no compensation from the funds for maintaining the indexes. Schwab reviews and, as necessary, revises the lists of companies whose securities are included in the Schwab 1000 Index, the Small-Cap Index and the International Index usually annually. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify each index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spin-offs or bankruptcy filings made because of a company's inability to continue operating as a going concern).


Schwab may change the Schwab 1000 Index and the Small-Cap Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index and the Small-Cap Index to be more representative of the domestic equity market. Schwab also may change the International Index inclusion criteria if it determines that doing so would cause the International Index to be more representative of the large, publicly traded international company equity market. In the future, the board of trustees, subject to shareholder approval, may select another index should it decide that taking such action would be in the best interest of a fund's shareholders.


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A particular stock's weighting in the International Index, Small-Cap Index or
Schwab 1000 Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of its Index.

                         INVESTMENT STRATEGIES AND RISKS

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, each fund will not purchase securities while borrowings represent more than 5% of its total assets.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund will not concentrate its investments, unless its index is so concentrated.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GSSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic


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structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a corporation, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights or may carry limited voting rights, but normally have preference over the corporation's assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of stockholders; preferred stockholders have claims senior to those of common stockholders.


Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's

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income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.



Warrants are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund's portfolio containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.


Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the Schwab International Index Fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the International Index Fund.



In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union (EMU). As of January 3, 1999, the euro became the official currency of the EMU, the rate of exchange was set between the euro and the converted currencies of each country. The European Central Bank, all national central banks and all stock exchanges and depositories began pricing, trading and settling in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift away from European countries, thereby making the European market less liquid. All of these factors could affect the value of a fund's investments and/or increase its expenses. While the investment adviser has taken steps to minimize the impact of the conversion on the funds, it is not possible to know precisely what impact the conversion will have on the funds, if any, nor is it possible to eliminate the risks completely.



Securities that are acquired by a fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (1) the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (2) the fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the Schwab International Index Fund normally engages in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but waiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future.


FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The funds may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges.


Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its ability to track the performance of its index as closely as possible, a fund may purchase futures contracts representative of its index or the securities in its index. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the Schwab International Index Fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. In regards to the Schwab Total Stock Market Index Fund, because there is not currently available any futures contract tied directly to either the total return of the U.S. stock market or the fund's index, there is no guarantee that this strategy will be successful.



When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" are made at least daily as the value of the futures contracts fluctuate. This process is known as "marking-to-market". The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5 % of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, the fund will segregate assets in an amount equal to the margin requirement that is deposited with the broker for its outstanding futures contracts.


While the funds intend to purchase and sell futures contracts in order to simulate full investment in the securities comprising their respective indices, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the funds incur transaction costs (i.e. brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the investments and, therefore, performance of an index. Each fund normally will invest at least 80% of its total assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of
0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the board of trustees will consider alternative arrangements for a fund.


LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.



A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund including collateral received from the loan (at market value computed at the time of the loan).



Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the funds, it is expected that the funds will do so only where the items being voted upon are, in the judgment of Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

REPURCHASE AGREEMENTS. Repurchase agreements involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be collateralized by First Tier Securities. In addition, repurchase agreements collateralized entirely by U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7.



RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the board of trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.


SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by the funds, including those managed by its investment adviser. Because other investment companies employ investment advisers and other service providers, investments by a fund may cause shareholders to pay duplicative fees.


SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them below the largest 1,000 such companies. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.



These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid cap stocks, and the Schwab Small-Cap Index Fund's and the Schwab Total Stock Market Index Fund's respective positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Schwab Small-Cap Index Fund and the Schwab Total Stock Market Index Fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks (like the Schwab Small-Cap Index Fund and the Schwab Total Stock Market Index Fund) may change sharply during the short term and long term.

STOCK SUBSTITUTION STRATEGY is a strategy, whereby each fund may, in extraordinary circumstances, substitute a similar stock for a security in its index.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury securities, include bills, notes and bonds, and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other fixed-income securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's shareholders.


EACH OF THE SCHWAB S&P 500 FUND, SCHWAB 1000 FUND, SCHWAB SMALL-CAP FUND, AND SCHWAB INTERNATIONAL FUND MAY NOT:


1) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

2) Invest for the purpose of exercising control or management of another issuer.

3) Lend money to any person, except that each fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

4) Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each fund may do so with respect to no more than one-third of the value of its total assets.

5) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.


EACH OF THE SCHWAB S&P 500 FUND, SCHWAB SMALL-CAP INDEX FUND AND SCHWAB INTERNATIONAL INDEX FUND MAY NOT:


1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that each fund may purchase securities under such circumstances only to the extent that its index is also so concentrated).

3) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.


4) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein, (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) for the Schwab S&P 500 Fund, purchase securities of companies that deal in precious metals or interests therein.


5) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

6) Borrow money or issue senior securities, except that each fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each fund will not purchase securities while borrowings represent more than 5% of its total assets.

THE SCHWAB 1000 FUND MAY NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2) Purchase securities (other then securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except to the extent that the Schwab 1000 Index(R) is also so concentrated). Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this concentration restriction.

3) Invest more than 10% of the total value of its assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

4) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

5) Purchase securities of other investment companies, except as permitted by the 1940 Act.

6) Borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the fund will not purchase securities while borrowings represent more than 5% of its total assets.

With respect to limitation (3), the Schwab 1000 Fund(R) may not invest so that more than 15% of its net assets in illiquid securities.


THE SCHWAB TOTAL STOCK MARKET INDEX FUND MAY NOT:

1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the Investment Company 1940 Act (the "1940 Act") ;

2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder; and

3) (i) Purchase or sell commodities, commodities contracts, futures or real estate, (ii) lend or borrow money, (iii) issue senior securities,
         (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Concentration. The Securities and Exchange Commission defines concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, the fund may only make loans if expressly permitted by its investment policies.



The following additional limitations have been adopted by THE SCHWAB S&P 500 FUND, SCHWAB 1000 FUND, SCHWAB SMALL-CAP FUND AND SCHWAB INTERNATIONAL FUND. These limitations may be more restrictive than the limitations listed above, and may be changed by the board of trustees without shareholder approval or notice.


EACH OF THE SCHWAB S&P 500 FUND, SCHWAB 1000 FUND, SCHWAB SMALL-CAP FUND AND SCHWAB INTERNATIONAL FUND MAY NOT:

1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

2) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the NYSE or the AMEX, provided, however, that for purposes of this restriction, warrants acquired by a fund in units or attached to other securities are deemed to be without value.

3) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the fund's net assets.

4)       Make short sales, except for short sales against the box.

5) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

6) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.


IN ADDITION, THE SCHWAB 1000 FUND MAY NOT:


1) Purchase securities that would cause more that 5% of its net assets to be invested in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the board of trustees based upon the trading markets for the securities.


THE SCHWAB TOTAL STOCK MARKET INDEX FUND MAY NOT:


1) Purchase securities of any issuer, if as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements with maturities in excess of 7 days.

2) Invest for the purpose of exercising control or management of another issuer.

3) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

4) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities (transactions in futures contracts and options are not considered selling securities short).

5) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

6)       Borrow money except that the fund may (i) borrow money from banks and
         (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

7) Concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time except to the extent the investments of its index are concentrated.

8) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of securities or repurchase agreements).

Policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to non-fundamental limitations (1) illiquid securities and (6) borrowing, any subsequent change in net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.


                             MANAGEMENT OF THE FUNDS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), are as follows:




                                        POSITION(S) WITH          PRINCIPAL OCCUPATIONS & AFFILIATIONS
NAME/DATE OF BIRTH                      THE TRUSTS
--------------------------------------- ------------------------- --------------------------------------------------
CHARLES R. SCHWAB*                      Chairman, Co-Chief        Chairman and Co-Chief Executive Officer,
July 29, 1937                           Executive Officer and     Director, The Charles Schwab Corporation; Chief
                                        Trustee                   Executive Officer, Director, Charles Schwab
                                                                  Holdings, Inc.; Chairman, Director, Charles
                                                                  Schwab & Co., Inc., Charles Schwab Investment
                                                                  Management, Inc.; Director, The Charles Schwab
                                                                  Trust Company; Chairman, Schwab Retirement Plan
                                                                  Services, Inc.; Chairman and Director until
                                                                  January 1999, Mayer & Schweitzer, Inc. (a
                                                                  securities brokerage subsidiary of The Charles
                                                                  Schwab Corporation); Director, The Gap, Inc. (a
                                                                  clothing retailer), Audiobase, Inc., Vodaphone
                                                                  AirTouch PLC (a



--------

* This trustee is an "interested person" of the trusts.

                                                                  telecommunications company) and
                                                                  Siebel Systems (a software company).

STEVEN L. SCHEID*                       President and Trustee     Vice Chairman and Executive Vice President, The
June 28, 1953                                                     Charles Schwab Corporation; Vice Chairman and
                                                                  Enterprise President - Financial Products and
                                                                  Services, Director, Charles Schwab & Co., Inc.;
                                                                  Chief Executive Officer and Chief Financial
                                                                  Officer, Director, Charles Schwab Investment
                                                                  Management, Inc. From 1994 to 1996, Mr.
                                                                  Scheid was Executive Vice President of
                                                                  Finance for First Interstate Bancorp and
                                                                  Principal Financial Officer from 1995 to 1996.
                                                                  Prior to 1994, Mr. Scheid was Chief Financial
                                                                  Officer, First Interstate Bank of Texas.

DONALD F. DORWARD                       Trustee                   Chief Executive Officer, Dorward & Associates
September 23, 1931                                                (corporate management, marketing and
                                                                  communications consulting firm).  From 1996 to
                                                                  1999, Executive Vice President and Managing
                                                                  Director, Grey Advertising.  From 1990 to 1996,
                                                                  Mr. Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates (advertising and
                                                                  marketing/consulting firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (Investments) and Chairman and Chief Executive
                                                                  Officer of North American Trust (real estate
                                                                  investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment,
                                                                  management, and investments).


--------

* This trustee is an "interested person" of the trusts.

WILLIAM J. KLIPP*                       Trustee                   From 1991 to 1999, Mr. Klipp was Executive Vice
December 9, 1955                                                  President, SchwabFunds(R), Charles Schwab & Co.,
                                                                  Inc.; President and Chief Operating Officer,
                                                                  Charles Schwab Investment Management, Inc.

JEREMIAH H. CHAFKIN                     Executive Vice            Executive Vice President, SchwabFunds(R), Charles
May 5, 1959                             President and Chief       Schwab & Co., Inc.; President and Chief
                                        Operating Officer         Operating Officer, Charles Schwab Investment
                                                                  Management, Inc.  Prior to November 1999, Mr.
                                                                  Chafkin was Senior Managing Director, Bankers
                                                                  Trust Company.

TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc.  From
                                                                  1994 to 1996, Ms. Tung was Controller for
                                                                  Robertson Stephens Investment Management,
                                                                  Inc. From 1993 to 1994, she was Vice President of
                                                                  Fund Accounting, Capital Research and Management Co.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.


Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trusts, for The Charles Schwab Family of Funds and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.



Each fund is overseen by a board of trustees. The board of trustees meets regularly to review each fund's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of a fund's shareholders. The following table provides information as of October 31, 1999, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 40 funds as of December 31, 1999.

                                                                                 Pension or            ($)
                                             ($)                                 Retirement           Total
 Name of Trustee                   Aggregate Compensation                     Benefits Accrued    Compensation
                                          from the                              as Part of Fund      from Fund
                                                                                  Expenses           Complex
                   Schwab    Schwab     Schwab      Schwab    Schwab
                   S&P 500   1000       Small-      Total     International
                   Fund      Fund(R)    Cap Index   Stock     Index Fund
                                        Fund        Market
                                                    Index
                                                    Fund
------------------ --------- ---------- ----------- --------- ------------- ------------------ -----------------
Charles R. Schwab  0         0          0           0         0                 N/A                0
Steven L. Scheid   0         0          0           0         0                 N/A                0
William J. Klipp   0         0          0           0         0                 N/A                0
Donald F. Dorward  $8,570    $12,096    $1,733      $246      $1,777            N/A                $118,150
Robert G. Holmes   $8,570    $12,096    $1,733      $246      $1,777            N/A                $118,150
Donald R. Stephens $8,570    $12,096    $1,733      $246      $1,777            N/A                $118,150
Michael W. Wilsey  $8,193    $11,579    $1,671      $246      $1,684            N/A                $109,450



                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of a trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.



                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2000, the officers and trustees of the trusts, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the classes and series of each trust.



As of February 1, 2000, the following represents persons or entities that owned, directly or beneficially, more than 5% of the shares of any class of any of the funds:



Schwab International Index Fund (R) - Select Shares(R)
Schwab MarketTrack All Equity Portfolio                             14.03%
Schwab MarketTrack Balanced Portfolio                               11.46%
Schwab MarketTrack Growth Portfolio                                 17.44%

Schwab S&P 500 Fund - Investor Shares
Charles Schwab Trust Co.                                            16.15%

S&P 500 Fund - e.Shares(R)
Charles Schwab Trust Co.                                            10.57%

S&P 500 Fund - Select Shares(R)
Charles Schwab Trust Co.                                            14.49%

Schwab Small-Cap Index Fund(R) - Select Shares(R)
Schwab MarketTrack Growth II                                         6.73%
Schwab MarketTrack All Equity  Portfolio                            11.74%
Schwab MarketTrack Balanced Portfolio                               11.44%
Schwab MarketTrack Growth Portfolio                                 17.39%


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and each trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trusts' distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.





For its advisory and administrative services to the Schwab S&P 500 Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, based on the Schwab S&P 500 Fund's average daily net assets as described below.



First $500 million - 0.20%
More than $500 million - 0.17%

Prior to February 29, 2000, for its advisory and administrative services to the Schwab S&P 500 Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.36% of the fund's average daily net assets not in excess of $1 billion, 0.33% of the next $1 billion and 0.31% of such net assets over $2 billion.



For the fiscal years ended October 31, 1999, 1998 and 1997, the Schwab S&P 500 Fund paid investment advisory fees of $7,536,000, $2,525,000 and $429,000, respectively (fees were reduced by $11,794,000, $6,509,000 and $2,410,000, respectively).



The investment adviser and Schwab have voluntarily guaranteed that, through at least February 28, 2001, the total operating expenses (excluding interest, taxes and extraordinary expenses) of the Investor Shares, the e.Shares(R) and the Select Shares(TM) will not exceed 0.35%, 0.19% and 0.28% respectively, of the average daily net assets of each class.


For its advisory and administrative services to the Schwab 1000 Fund the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million and 0.22% of such assets over $500 million.


For the fiscal years ended October 31, 1999, 1998, and 1997, the Schwab 1000 Fund paid investment advisory fees of $13,006,000, $7,610,000 and $967,000, respectively (fees were reduced by $1,336,000, $1,552,000, $220,000 and $1,179,000, respectively).



The investment adviser and Schwab have voluntarily guaranteed that, through at least February 28, 2001, total operating expenses (excluding interest, taxes and extraordinary expenses) of the Investor Shares and Select Shares for the Schwab 1000 Fund(R) will not exceed 0.46% and 0.35%, respectively, of the average daily net assets of each class.



For its advisory and administrative services to the Schwab Total Stock Market Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million, and 0.22% of such net assets over $500 million.



For the fiscal year ended October 31, 1999, the Schwab Total Stock Market Index Fund paid investment advisory fees of $0 (fees were reduced by $284,000).



The investment adviser and Schwab have voluntarily guaranteed that, through at least February 28, 2001, the total operating expenses (excluding interest, taxes and extraordinary expenses) of the Investor Shares and Select Shares for the fund will not exceed 0.40%, and 0.27%, respectively, of the average daily net assets of each class.



For its advisory and administrative services to the Schwab Small-Cap Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, based on the Schwab Small-Cap Index Fund's average daily net assets as described below.



First $500 million - 0.33%
More than $500 million - 0.28%

Prior to February 29, 2000 for its advisory and administrative services to the Schwab Small-Cap Index Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.50% of the fund's average daily net assets not in excess of $300 million and 0.45% of such assets over $300 million.



For the fiscal years ended October 31, 1999, 1998, 1997, the Schwab Small-Cap Index Fund paid investment advisory fees of $1,502,000, $921,000 and $540,000, respectively (fees were reduced by $2,099,000, $1,911,000 and $1,000,000, respectively).



The investment adviser and Schwab have voluntarily guaranteed that, through at least February 28, 2001, total operating expenses (excluding interest, taxes and extraordinary expenses) of the Investor Shares and Select Shares for the Schwab Small-Cap Index Fund will not exceed 0.49% and 0.38%, respectively, of the average daily net assets of each class.



Prior to February 29, 2000, for its advisory and administrative services to the International Index Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.70% of the fund's average daily net assets not in excess of $300 million and 0.60% of such assets over $300 million.



For its advisory and administrative services to the Schwab International Index Fund, the investment advisor is entitled to receive an annual fee, accrued daily and paid monthly, based on the Schwab International Index Fund's average daily net assets as described below.


First $500 million - 0.43%
More than $500 million - 0.38%

For the fiscal years ended October 31, 1999, 1998 and 1997, the Schwab International Index Fund paid investment advisory fees of $1,755,000, $940,000 and $643,000, respectively (fees were reduced by $2,625,000, $2,127,000 and $1,503,000, respectively).


The investment adviser and Schwab have voluntarily guaranteed that, through at least February 28, 2001, total operating expenses (excluding interest, taxes and extraordinary expenses) of the Investor Shares and Select Shares for the Schwab International Index Fund will not exceed 0.58% and 0.47%, respectively, of the average daily net assets of each class.


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trusts' agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT


Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.


For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with each share class of each fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares' and 0.05% of Select Shares'(R) and e.Shares'(R) average daily net assets.


                         CUSTODIANS AND FUND ACCOUNTANT

Brown Brothers Harriman & Co., 40 Water Street, Boston MA 02109, serves as custodian for the Schwab International Index Fund and the Schwab Small-Cap Index Fund. PFPC Trust Company, 8800 Tinicum Blvd. Third Floor Suite 200, Philadelphia, PA 19153 serves as custodian to the Schwab S&P 500 Fund, Schwab 1000 Fund, and Schwab Total Stock Market Fund. SEI Investments, Mutual Fund Services, One Freedom Valley Dr. Oaks, Pennsylvania 19456, serves as fund accountant for the funds.



The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.



                             INDEPENDENT ACCOUNTANTS

The funds' independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of each series of the trusts and review certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 1999, are included in the fund's annual report, which is a separate report supplied with the SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. The funds do not expect that their respective portfolio turnover rates will exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds. The funds' portfolio turnover rates are in the financial highlight tables in the prospectus.





                             PORTFOLIO TRANSACTIONS


In effecting securities transactions for the fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the board of trustees, the investment adviser will generally select brokers and dealers for the fund on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.



In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the funds to determine the effect, if any, that the funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.


When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its clients.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the board of trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

In an attempt to obtain best execution for the funds, the investment adviser may place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the funds to trade directly with other institutional holders on a net basis. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

                              BROKERAGE COMMISSIONS


For the fiscal years ended October 31, 1999, 1998 and 1997, the Schwab S&P 500 Fund paid brokerage commissions of $1,266,303, $898,196 and $583,314, respectively.

For the fiscal year ended October 31, 1999, 1998, the fiscal period of September 1, 1997 through October 31, 1997, the Schwab 1000 Fund(R) paid brokerage commissions of $743,826, $641,226 and $92,582, respectively.



For the fiscal years ended October 31, 1999, 1998, 1997, the Schwab Small-Cap Index Fund paid brokerage commissions of $858,379, $710,856 and $281,321, respectively.



For the fiscal year ended October 31, 1999, the Schwab Total Stock Market Index Fund paid brokerage commissions of $152,679.



For the fiscal years ended October 31, 1999, 1998, and 1997, the Schwab International Index Fund paid brokerage commissions of $205,007, $208,087, and $83,632, respectively.



Of brokerage commissions paid by the Schwab S&P 500 Fund in 1998 and 1999, $11,550 (1.34% of the total) and $13,000 (1.03% of the total), respectively, was paid to Schwab.



Of brokerage commission paid by the Schwab 1000 Fund in 1998 and 1999, $14,360 (2.24% of the total) and $5,040 (0.68% of the total), respectively, was paid to Schwab. Schwab is an affiliated person of each of the funds.


                            DESCRIPTION OF THE TRUSTS


Each fund, except the Schwab 1000 Fund, is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993. The Schwab 1000 Fund is a series of Schwab Investments, an open-end investment management company organized as a Massachusetts business trust on October 26, 1990. Each fund is composed of multiple classes of shares:
Select Shares,(TM) Investor Shares and, for the Schwab S&P 500 Fund,
 e. Shares.(R)


Each Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The funds may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.


The bylaws of each trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. A majority of the outstanding shares of a fund means the affirmative vote, at an annual or special meeting of shareholders (a) where 67% or more of the voting securities are present at the meeting or represented by proxy, of shareholders owning more than 50% of the outstanding securities of a fund or (b) of more than 50% of the outstanding voting securities of a fund, whichever is less. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Each Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. Each Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, each Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, each trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.


As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

As long as the funds or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing each Fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your Fund and request that your mailings not be consolidated.

The funds reserve the right to waive the early redemption fee for certain tax-advantaged retirement plans.

The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the board of trustees may deem advisable. Payment will be made wholly in cash unless the board of trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order that appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.


                                PRICING OF SHARES

Securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities for which market quotations or closing values are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines and procedures adopted by the board of trustees. These procedures require that securities be valued on the basis of prices provided by approved pricing services, except when a price appears manifestly incorrect or events occurring between the time a price is furnished by a service and the time a fund calculates its share price materially affect the furnished price. The board of trustees regularly reviews fair values assigned to portfolio securities under these circumstances and also when no prices from approved pricing services are available.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company"(RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


The Schwab International Index Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Schwab International Index Fund does invest in PFICs, it may elect to treat the PFIC as a "qualified fund" or mark-to-market its investments in PFICs annually. In either case, the Schwab International Index Fund may be required to distribute amounts in excess of realized income and gains. To the extent that the Schwab International Index Fund does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the fund's shareholders. Therefore, the payment of this tax would reduce the Schwab International Index Fund's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.


A fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a fund.


Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.



A fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.



Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.



Income that the Schwab International Index Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to pass through to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. It is expected that the Schwab International Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and it will make this election. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either credit the tax against U.S. income taxes, subject to certain limitations described in the Code or deduct their pro rata share of foreign taxes, but not for alternative minimum tax purposes

(but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes.



                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.



Fund (Commencement of Operations)  One Year ended            Five Years ended October   From Commencement of
                                   October 31, 1999          31, 1999                   Operations to October 31,
                                                                                        1999
---------------------------------- ------------------------- -------------------------- ---------------------------
Schwab S&P 500 Fund -
  Investor Shares (5/1/96)                  25.20%                       -                        24.76%
    e.Shares (5/1/96)                       25.28%                       -                        24.90%
    Select Shares (5/19/97)                 25.42%                       -                        23.70%
Schwab 1000 Fund -
Investor Shares (5/2/91)                    25.12%                    24.66%                      18.17%
    Select Shares (5/19/97)                 25.29%                       -                        23.40%
Schwab Small-Cap Index Fund -
    Investor Shares (12/3/93)               19.96%                    13.36%                      11.31%
    Select Shares (5/19/97)                 20.14%                       -                        10.67%
Schwab Total Stock Market Index
     Fund
    Investor Shares (5/28/99)                  -                         -                        4.35%
    Select Shares (5/28/99)                    -                         -                        4.45%
Schwab International Index Fund -
    Investor Shares (9/9/93)                27.31%                    11.74%                      11.08%
    Select Shares (5/19/97)                 27.49%                       -                        13.07%


An after-tax total return for each fund may be calculated by taking that fund's total return and subtracting applicable federal taxes from the portions of each fund's total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

Each fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

A fund also may advertise its cumulative total return. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 1999.



Name of Fund (Commencement of Operations)                       Cumulative Total Return
-----------------------------------------                       -----------------------
Schwab S&P 500 Fund -
     Investor Shares (5/1/96)                                           117.09%
     e.Shares  (5/1/96)                                                 117.95%
     Select Shares (5/19/97)                                            68.46%
Schwab 1000 Fund -
     Investor Shares (5/2/91)                                           319.01%
     Select Shares (5/19/97)                                            67.45%
Schwab Small-Cap Fund -
     Investor Shares (12/3/93)                                          88.39%
     Select Shares (5/19/97)                                            28.23%
Schwab Total Stock Market Index Fund
     Investor Shares (5/28/99)                                          4.35%
     Select Shares (5/28/99)                                            4.45%
Schwab International Index Fund  -
     Investor Shares (9/9/93)                                           90.73%
     Select Shares  (5/19/97)                                           35.15%


The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                                 TAX EFFICIENCY


Taxes can erode the returns a shareholder earns from a mutual fund investment and are an important, and often overlooked, factor when evaluating a mutual fund's performance. For many mutual funds, shareholder tax liability is of minimal concern in the investment management process. In contrast, the investment adviser of the Schwab 1000, International and Total Stock Market Funds employs specific investment strategies designed to minimize capital gain distributions while achieving each fund's investment objective. These strategies include selling the highest tax cost securities first, not re-balancing the portfolio to reflect changes in their indexes, trading only round-lots or large blocks of securities and focusing on individual tax lots in deciding when and how to manage the realization of capital gains. In addition, the investment adviser monitors, analyzes and evaluates each fund's portfolio as well as market conditions to carefully manage necessary trading activity and to determine when there are opportunities to realize capital losses, which offset realized capital gains. These policies will be utilized to the extent they do not have a material effect on each fund's ability to track or match the performance of its index. They may affect the composition of a fund's index holdings as compared to the index. By deferring or avoiding the realization of capital gains, where possible, until an investor sells shares, unrealized gains can accumulate in a fund, helping to build the value of a shareholder's investment. In addition, shareholders are given greater control over the timing of the recognition of such gains and the impact on their tax situations. There can be no assurance that the investment adviser will succeed in avoiding realized net capital gains.



The Schwab 1000, International and Total Stock Market Funds may refer to recent studies that analyze certain techniques and strategies these funds may use or promote the advantages of investing in a series that is part of a large, diverse mutual fund complex. From time to time, a fund may include discussions in advertisements of the income tax savings shareholders may experience as a result of their policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of the funds. In addition, such advertisements may include comparisons of the funds' performance against that of investment products that do not employ the funds' policy of seeking to limit capital gains.

                       STATEMENT OF ADDITIONAL INFORMATION


                       SCHWAB MARKETMANAGER PORTFOLIOS(TM)
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                               SMALL CAP PORTFOLIO
                             INTERNATIONAL PORTFOLIO

                                FEBRUARY 29, 2000



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the portfolios' prospectus dated February 29, 2000 (as amended from time to time).


To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the portfolios at 101 Montgomery Street, San Francisco, California 94104. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.

The portfolios' most recent annual report is a separate document supplied with the SAI and includes the portfolios' audited financial statements, which are incorporated by reference into this SAI.

The portfolios are a series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS
                                                                            Page
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
RISKS AND LIMITATIONS.....................................................    2
MANAGEMENT OF THE PORTFOLIOS..............................................   19
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................   23
INVESTMENT ADVISORY AND OTHER SERVICES....................................   23
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................   25
DESCRIPTION OF THE TRUST..................................................   27
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES.....................................................   28
TAXATION..................................................................   29
CALCULATION OF PERFORMANCE DATA...........................................   31

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES


Each portfolio's investment objective may be changed only by vote of a majority of its shareholders. There is no guarantee the portfolios will achieve their objectives.


GROWTH PORTFOLIO seeks capital growth with less volatility than a portfolio comprised entirely of stock funds.

BALANCED PORTFOLIO seeks capital growth and income with less volatility than the Growth Portfolio.

SMALL CAP PORTFOLIO seeks long-term capital appreciation.

INTERNATIONAL PORTFOLIO seeks long-term capital appreciation.

The following investment securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a portfolio's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a portfolio's investment policies and limitations.

                UNDERLYING FUND INVESTMENTS, SECURITIES AND RISKS

The portfolios' underlying fund investments, the different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Not all underlying funds discussed below are eligible investments for each portfolio. A portfolio will invest in underlying funds that are intended to help achieve its investment objective.

MUTUAL FUNDS are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses. However, the portfolios do not intend to pay any sales loads or transaction fees when buying underlying mutual funds.

The portfolios intend to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (SEC). Mutual fund investments for each portfolio are currently restricted under federal regulations, and therefore, the extent to which a portfolio may invest in another mutual fund may be limited. In addition, the portfolios intend to vote any proxies of underlying mutual funds in accordance with the instructions received, or in the same proportion as the vote of all other shareholders of the underlying mutual fund.


With respect to investments in other mutual funds, the SEC has granted the portfolios an exemption from the limitations of the 1940 Act (the "Act") restricting the amount of securities of underlying mutual funds that the portfolios may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over its underlying funds. The conditions apply only when a portfolio and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.



Each portfolio will normally invest at least 65% of its total assets in other mutual funds, including those available through Schwab's Mutual Fund OneSource(R) service.

Under the terms of the exemptive order, each of the portfolios and its affiliates may not control a non-affiliated underlying fund. Under the Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to control that company. This limitation is measured at the time the investment is made.


OTHER FUNDS in which the portfolios may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the Securities and Exchange Commission (SEC), and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to a portfolio. For example, hedge funds typically require first-time investors to keep their investment in a hedge fund for at least one year. This means a portfolio would not be able to sell its shares of a hedge fund until such time had past.

Each portfolio will normally invest no more than 35% of its total assets in other funds.


STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio or an underlying fund. A stock fund's other investments and use of investment techniques also will effect its performance and portfolio value.


The Growth Portfolio will normally invest at least 65% of its total assets in stock funds.

SMALL-CAP STOCK FUNDS seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

The Small Cap Portfolio will normally invest at least 65% of its total assets in small-cap stock (equity) funds.

INTERNATIONAL STOCK FUNDS seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

The International Portfolio will normally invest at least 65% of its total assets in international stock (equity) funds.

SECTOR FUNDS are a sub-category of stock funds and typically seek capital appreciation. Sector funds invest in narrow segments of the economy, such as biotechnology, natural resources, automotive and real estate. Because these funds invest in narrow segments of the economy, they may experience higher price volatility and more exposure to industry risk than more diversified funds. Industry risk is the risk that the companies of a particular industry will experience a decline in the price of their stock. Sometimes a negative economic condition will affect a single industry or group of industries. For example, the automotive industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may affect the sale of


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automobiles and impact the value of the industries' securities. Diversifying investments across industries can help to reduce the industry risk of a portfolio.

BOND FUNDS seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

The portfolios intend to invest in bond funds that invest primarily in investment-grade debt securities, including U.S. government securities. The Balanced Portfolio will normally invest at least 25% of its total assets in bond funds.

INTERNATIONAL BOND FUNDS seek high current income by investing primarily in debt securities of foreign issuers. Global bond funds invest primarily in debt securities of all issuers, both domestic and foreign. International and global bond funds generally make similar types of investments and employ similar types of investment techniques as other bond funds, except they focus on debt securities of foreign issuers. Some international bond and global bond funds may invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to risks associated with international investing. International and global bond funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

BALANCED FUNDS must invest at least 25% of their assets in debt securities, and typically also invest substantial amounts in stocks. The stock portion of a balanced fund has the risk associated with stock investments, and the bond portion has the risks associated with bond investments.

MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

                   INVESTMENT SECURITIES, STRATEGIES AND RISKS

The different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Each


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portfolio also may invest in securities other than fund shares, such as stocks, bonds and money market securities, and engage in certain investment techniques. Not all securities or techniques discussed below are eligible investments for each portfolio. A portfolio will make investments that are intended to help achieve its investment objective.

ASSET-BACKED SECURITIES are securities that are backed by the loans or account receivables of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

BORROWING may subject a portfolio or underlying fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A portfolio or underlying fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, each portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. While each portfolio does not intend to concentrate its investments, it may indirectly concentrate in a particular industry or group of industries if its underlying fund investments are so concentrated.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs", but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all things being equal) but generally offer greater rate of interest. Variable and floating rate securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make


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the securities more difficult to sell quickly without losses. Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.

Credit and liquidity supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a portfolio or fund, and affect its share price.


Each portfolio and underlying fund may invest in investment-grade securities that are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment grade are riskier, but may offer higher yields. These securities are sometimes referred to as "junk bonds." The market for these securities has historically been less liquid than for investment grade securities.


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a portfolio or fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A portfolio will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a portfolio or underlying fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the portfolio or underlying fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GSSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each portfolio is a series of an open-end investment management company. Each portfolio is a diversified mutual fund.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing


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markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a corporation, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights or may carry limited voting rights, but normally have preference over the corporation's assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of stockholders; preferred stockholders have claims senior to those of common stockholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of


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the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a portfolio or underlying fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the portfolios endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a portfolio or underlying fund containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio or underlying fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio to miss attractive investment opportunities. Losses to a portfolio or underlying fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the portfolio or underlying fund.


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Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the portfolios or underlying funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a portfolio to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a portfolio.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union ("EMU"). As of January 3, 1999, the euro became the official currency of the EMU, the rate of exchange was set between the euro and the currency of each converting country and the European Central Bank, all national central banks and all stock exchanges and depositories began pricing, trading and settling in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift away from European countries, thereby making the European market less liquid. All of these factors could affect the value of the portfolios' investments and/or increase its expenses. While the investment adviser has taken steps to minimize the impact of the conversion on the portfolios, it is not possible to know precisely what impact the conversion will have on the portfolios, if any, nor is it possible to eliminate the risks completely.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a portfolio or underlying fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but waiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the portfolio or underlying fund settles its securities transactions in the future.

Underlying funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, an underlying fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the underlying fund expects to purchase).


Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability an underlying fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to decline in the value of the hedged currency, they tend to limit any potential gain that might result from an


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increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the underlying funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying fund's holdings of securities denominated in a particular currency and forward contracts into which the underlying fund enters. Such imperfect correlation may cause an underlying fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to an underlying fund will affect the performance of a portfolio.


FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A portfolio may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates on foreign exchanges.

Each portfolio must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance a portfolio may purchase futures contracts. Such transactions allow the portfolio's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the portfolios may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The underlying funds may enter into futures contracts for these or these or other reasons.


When buying or selling futures contracts, a portfolio or underlying fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the portfolio or underlying fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each portfolio's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each portfolio will segregate assets in an amount equal to the margin requirement that is deposited with the broker for its outstanding futures contracts.


While the portfolios intend to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a portfolio or underlying fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the portfolio or underlying fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, portfolios and the underlying funds incur transaction costs (i.e. brokerage fees) when engaging in futures trading.


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When interest rates are rising or securities prices are falling, the portfolios and the underlying funds may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, the portfolios and the underlying funds, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, the portfolios and the underlying funds may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. The portfolios and the underlying funds may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the portfolios and the underlying funds have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a portfolio or underlying fund seeks to close out a futures position. If a portfolio or underlying fund is unable to close out its position and prices move adversely, the portfolio or underlying fund would have to continue to make daily cash payments to maintain its margin requirements. If the portfolio or underlying fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the portfolio or underlying fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The portfolios seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the portfolio or underlying fund has valued the instruments. The liquidity of investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

LENDING of portfolio securities is a common practice in the securities industry. A portfolio will engage in security lending arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involve risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities. A portfolio may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the portfolio may at any time call the loan and obtain the return of the securities loaned;
(3) the portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the portfolio.


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Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the funds, it is expected that the funds will do so only where the items being voted upon are, in the judgment of Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.


MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a portfolio or fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.


MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The portfolios may purchase mortgage-related securities at a premium or at a discount.


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When interest rates rise, extension risk increases and may affect the value of a portfolio or underlying fund. Principal and interest payments on the mortgage-related securities are guaranteed by the government however, such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a portfolio's shares.


OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the portfolios will be covered, which means that the portfolios will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the portfolios write will be covered, which means that the portfolio will deposit with its custodian cash, U.S. government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's Investor Service ("Moody's") or Standard & Poor's ("S&P") or, if unrated, determined by the Funds' Investment Manager to be of comparable credit quality) with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the portfolios. However, in return for the option premium, the portfolios accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

The portfolios and underlying funds may purchase and write put and call options on any securities in which they may invest or any securities index based on securities in which they may invest. The portfolios or underlying funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The portfolios and underlying funds may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the portfolios generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a portfolio or underlying fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a portfolio or underlying fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the portfolios will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a portfolio or underlying fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

Each portfolio may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the portfolio, does not exceed 5% of its net assets.

OTHER SECURITIES may be held by a portfolio under certain circumstances. For example, an underlying fund could make payment of a redemption by a portfolio wholly, or in part, by a distribution in-kind of securities from its portfolio instead of in cash. In such a case, the portfolio may hold the securities distributed until the investment adviser determines that it is appropriate to sell them.


REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. Government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a portfolio, under the direction and supervision of the board of trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a portfolio invests in restricted securities that are deemed liquid, its general level of illiquidity or underlying fund may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them at the lower of the total U.S market. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a portfolio's or underlying fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a portfolio or fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a portfolio's or underlying fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a portfolio or underlying fund that invests in small-cap stocks may change sharply during the short term and long term.

SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a portfolio or underlying fund track an index, or to change its maturity, to protect its value from changes in interest rates or to expose it to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, a portfolio will segregate appropriate assets as necessary.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury securities, include bills, notes and bonds, and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality.

There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other fixed-income securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH PORTFOLIO'S SHAREHOLDERS.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND SMALL CAP PORTFOLIO MAY
NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE FUNDAMENTAL POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act, a diversified investment management company, with respect to 75% of its total assets, may not purchase securities (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or it would own more than 10% of such issuer's outstanding voting securities.

Borrowing. The 1940 Act presently restricts an investment management company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, an investment management company may make loans only if expressly permitted by its investment policies.

Concentration. The 1940 Act presently defines concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

THE INTERNATIONAL PORTFOLIO MAY NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except the portfolio will invest 25% or more of its total assets in other investment companies).

3) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

4) Lend money to any person, except that the portfolio may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

5) Borrow money or issue senior securities, except that the portfolio may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

6) Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, the portfolio may do so with respect to no more than one-third of the value of its total assets.

7) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS FOR EACH PORTFOLIO.

EACH PORTFOLIO MAY NOT:

1) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

2) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the investment adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

3) Invest for the purpose of exercising control or management of another issuer.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

5) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities. The definition of "securities" does not include cash and cash items (including receivables), government securities and the securities of other investment companies, including private investment companies and qualified purchaser funds.

6) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a portfolio in units or attached to other securities are deemed to be without value.

7) Purchase puts, calls, straddles, spreads or any combination thereof, if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of its net assets.

8)       Make short sales, except for short sales against the box.

9) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

10) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

Except with respect to investments in futures and options contracts and illiquid securities, later changes in values do not require a portfolio to sell the investment even if it could not then make the same investment.

                          MANAGEMENT OF THE PORTFOLIOS


The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment advisor), are as follows:



                                        POSITION(S) WITH          PRINCIPAL OCCUPATIONS & AFFILIATIONS
NAME/DATE OF BIRTH                      THE TRUST
--------------------------------------- ------------------------- --------------------------------------------------
CHARLES R. SCHWAB*                      Chairman, Chief           Chairman and Co-Chief Executive Officer,
July 29, 1937                           Executive Officer and     Director, The Charles Schwab Corporation; Chief
                                        Trustee                   Executive Officer, Director, Charles Schwab
                                                                  Holdings, Inc.; Chairman, Director, Charles
                                                                  Schwab & Co., Inc., Charles Schwab Investment
                                                                  Management, Inc.; Director, The Charles Schwab
                                                                  Trust Company; Chairman, Schwab Retirement Plan
                                                                  Services, Inc.; Chairman and Director until
                                                                  January 1999, Mayer & Schweitzer, Inc. (a
                                                                  securities brokerage subsidiary of The Charles
                                                                  Schwab Corporation); Director, The Gap, Inc. (a
                                                                  clothing retailer), Audiobase, Inc.,



--------

* This trustee is an "interested person" of the trust.

                                                                  Vodaphone AirTouch PLC ( a telecommunications company) and
                                                                  Siebel Systems (a software company).

STEVEN L. SCHEID*                       President and Trustee     Vice Chairman and Executive Vice President, The
June 28, 1953                                                     Charles Schwab Corporation; Vice Chairman and
                                                                  Enterprise President - Financial Products and
                                                                  Services, Director, Charles Schwab & Co., Inc.;
                                                                  Chief Executive Officer and Chief Financial
                                                                  Officer, Director, Charles Schwab Investment
                                                                  Management, Inc. From 1994 to 1996, Mr.
                                                                  Scheid was Executive Vice President of
                                                                  Finance for First Interstate Bancorp and
                                                                  Principal Financial Officer from 1995 to 1996.
                                                                  Prior to 1994, Mr. Scheid was Chief Financial
                                                                  Officer, First Interstate Bank of Texas.

DONALD F. DORWARD                       Trustee                   Chief Executive Officer, Dorward & Associates
September 23, 1931                                                (corporate management, marketing and
                                                                  communications consulting firm).  From 1996 to
                                                                  1999, Executive Vice President and Managing
                                                                  Director, Grey Advertising.  From 1990 to 1996,
                                                                  Mr. Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates (advertising and
                                                                  marketing/consulting firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (Investments) and Chairman and Chief Executive
                                                                  Officer of North American Trust (real estate
                                                                  investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment,
                                                                  management, and investments).


--------

* This trustee is an "interested person" of the trust.

WILLIAM J. KLIPP*                       Trustee                   From 1991 to 1999, Mr. Klipp was Executive Vice
December 9, 1955                                                  President, SchwabFunds(R), Charles Schwab & Co.,
                                                                  Inc.; President and Chief Operating Officer,
                                                                  Charles Schwab Investment Management, Inc.

JEREMIAH H. CHAFKIN                     Executive Vice            Executive Vice President, SchwabFunds(R), Charles
May 5, 1959                             President and Chief       Schwab & Co., Inc.; President and Chief
                                        Operating Officer         Operating Officer, Charles Schwab Investment
                                                                  Management, Inc.  Prior to November 1999, Mr.
                                                                  Chafkin was Senior Managing Director, Bankers
                                                                  Trust Company.

TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc.  From
                                                                  1994 to 1996, Ms. Tung was Controller for Robertson
                                                                  Stephens Investment Management, Inc. From 1993
                                                                  to 1994, she was Vice President of Fund
                                                                  Accounting, Capital Research and Management Co.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab

                                                                  Investment Management, Inc.



Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trusts, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.



Each portfolio is overseen by a board of trustees. The board of trustees meets regularly to review each portfolio's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of the portfolio's shareholders. The following table provides information as of October 31, 1999, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 40 funds as of October 31, 1999.



--------

* This trustee is an "interested person" of the trust.

                                                                              Pension or           ($)
                                             ($)                              Retirement          Total
 Name of Trustee                   Aggregate Compensation                      Benefits     Compensation from
                                     from each portfolio                      Accrued as       Fund Complex
                                                                               Part of
                                                                              Portfolio
                                                                               Expenses
                   Growth       Balanced     Small-Cap     International
                   Portfolio    Portfolio    Portfolio     Portfolio
------------------ ------------ ------------ ------------- ---------------- --------------- -------------------
Charles R. Schwab  0            0            0             0                   N/A             0
Steven L. Scheid   0            0            0             0                   N/A             0
William J. Klipp   0            0            0             0                   N/A             0
Donald F. Dorward  $1,101       $1,005       $1,052        $970                N/A             $118,150
Robert G. Holmes   $1,101       $1,005       $1,052        $970                N/A             $118,150
Donald R. Stephens $1,101       $1,005       $1,052        $970                N/A             $118,150
Michael W. Wilsey  $1,041       $952         $994          $918                N/A             $109,450


                           DEFERRED COMPENSATION PLAN


Trustees who are not "interested persons" of a trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.


                                 CODE OF ETHICS


The portfolios, their investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the portfolios or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the portfolios. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 1, 2000, the officers and trustees of the portfolios, except International Portfolio, as a group owned of record, directly or beneficially, less than 1% of the outstanding voting securities of each portfolio.



With respect to International Portfolio, the officers and trustees as a group owned of record, directly or beneficially, 3.6% of the outstanding voting securities of the portfolio.

As of February 1, 2000, the following represents persons or entities that owned, directly of beneficially, more than 5% of shares of a portfolio:

Balanced Portfolio
Orange County Community Foundation                         7.81%


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the portfolios' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement ("Advisory Agreement") between it and the trust. Charles Schwab & Co., Inc. ("Schwab") is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


The Schwab MarketManager Portfolios(TM) are actively managed by a team of dedicated investment professionals, led by portfolio managers, and supported by the Schwab Center for Investment Research.



For its advisory and administrative services to each portfolio, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of each portfolio's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the graduated annual fee, payable monthly has 0.74% of the first $1 billion of average daily net assets, 0.69% of the next billion and 0.64% of such assets over $2 billion.



For the fiscal years ended October 31, 1999 and 1998, and for the fiscal period November 8, 1996 (commencement of operations) to October 31, 1997, Growth Portfolio paid investment advisory fees of $718,000, $471,000 and $211,000, respectively (fees were reduced by $297,000, $612,000 and $499,000, respectively).



For the fiscal years ended October 31, 1999 and 1998, and for the fiscal period November 8, 1996 (commencement of operations) to October 31, 1997, Balanced Portfolio paid investment advisory fees of $438,000, $247,000 and $23,000, respectively (fees were reduced by $211,000, $361,000 and $321,000, respectively).



For fiscal years ended October 31, 1999 and 1998, and for the fiscal period September 16, 1997 (commencement of operations) to October 31, 1997, Small Cap Portfolio paid investment advisory fees of $434,000, $534,000 and $58,000, respectively (fees were reduced by $331,000, $774,000 and $124,000, respectively).



For fiscal year ended October 31, 1999, 1998, and 1997, International Portfolio paid investment advisory fees of $312,000, $233,000, and $147,000, respectively (fees were reduced by $184,000, $362,000 and $423,000, respectively).



The investment adviser and Schwab have guaranteed that, through at least February 28, 2001, the total fund operating expenses (excluding interest, taxes and extraordinary expenses) for each portfolio will not exceed 0.50% of its average daily net assets.


                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the portfolios and is the trust's agent for the purpose of the continuous offering of the portfolios' shares. Each portfolio pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the agreement. Terms of continuation, termination and assignment under the agreement are identical to those described above with respect to the Advisory Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT


Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the portfolios' prospectuses, financial reports and other informational literature about the portfolios. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.


For the services performed as transfer agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.05% of each portfolio's average daily net assets.

For the services performed as shareholder services agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from the portfolio, in the amount of 0.20% of each portfolio's average daily net assets.


Schwab currently receives remuneration from fund companies participating in its Mutual Fund OneSource(R) service equal to 0.25% to 0.35% per annum of assets invested in the MarketManager Portfolios. In light of this remuneration and compensation, Schwab guarantees, through at least December 31, 2001, to waive its transfer agent and shareholder service fees for the portfolios. After December 31, 2001, the guarantee may be terminated, modified or continued.

                          CUSTODIAN AND FUND ACCOUNTANT


Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as custodian and SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the portfolios.



The custodian is responsible for the daily safekeeping of securities and cash held or sold by the portfolios. The fund accountant maintains all books and records related to each portfolio's transactions.



                             INDEPENDENT ACCOUNTANTS

The portfolios' independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of the portfolios and review certain regulatory reports and each portfolio's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each portfolio's audited financial statements for the fiscal year ended October 31, 1999, are included in the portfolios' annual report, which is a separate report supplied with the SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each portfolio's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the portfolio owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions. Although brokerage commissions are generally not paid on purchases or sales of mutual fund shares.


The Growth Portfolio's turnover rates for the fiscal years ended October 31, 1999 and 1998, were 284% and 384%, respectively.



The Balanced Portfolio's turnover rates for the fiscal year ended October 31, 1999 and 1998, were 244% and 353%, respectively.



The Small Cap Portfolio's turnover rates for the fiscal year ended October 31, 1999 and 1998, were 145% and 166%, respectively.



The International Portfolio's turnover rates for the fiscal years ended October 31, 1999 and 1998, were 249% and 236%.

The higher portfolio turnover rates for the portfolios are attributed to a portfolio management strategy that includes both a component of funds that the portfolio managers intend to hold and a "tactical" position of funds strategically chosen for their growth potential. In addition, over the short or intermediate term during the first year of operation, a portfolio may have a higher portfolio turnover rate as a result of building its investment portfolio. The portfolios do not anticipate additional brokerage expenses due to these higher portfolio turnover rates.

                             PORTFOLIO TRANSACTIONS


In effecting securities transactions for the fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the board of trustees, the investment adviser will generally select brokers and dealers for the fund on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.


In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the portfolios to determine the effect, if any, that the portfolios' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the portfolios' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The portfolios will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to other investment advisory clients, including mutual funds.

In an attempt to obtain best execution for the portfolios, the investment adviser may place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the funds to trade directly with other institutional holders on a net basis. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the board of trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


For the fiscal years ended October 31, 1999, 1998 and 1997, the MarketManager International Portfolio paid brokerage commissions of $17,445, $1,020 and $0, respectively.

For the fiscal year ended October 31, 1999, the MarketManager Small-Cap Portfolio paid a brokerage commission of $10,335.


                            DESCRIPTION OF THE TRUST


Each portfolio is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.


The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each portfolio or share class. Each portfolio's or class's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The portfolios may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.


The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. A majority of the outstanding shares of a fund means the affirmative vote, at an annual meeting or special meeting of shareholders, (a) where 67% or more of the voting securities are present at the meeting or represented by proxy, of shareholders owning more than 50% of the outstanding securities of a portfolio or (b) of more than 50% of the outstanding voting securities of a portfolio, whichever is less. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                PURCHASING AND REDEEMING SHARES OF THE PORTFOLIOS

As long as the portfolios or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing the portfolios' performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your fund and request that your mailings not be consolidated.


The portfolios' reserve the right to waive the early redemption fee for certain tax-advantaged retirement plans.



                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.


                                PRICING OF SHARES

In accordance with the 1940 Act, the underlying funds are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available. The investment adviser assigns fair values to the portfolios' other investments in good faith under board of trustees guidelines. The board of trustees regularly reviews these values. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices.

Securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the board of trustees' guidelines.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines adopted by the board of trustees. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value. The board of trustees regularly reviews any fair values assigned to portfolio securities.

                                    TAXATION


                   FEDERAL TAX INFORMATION FOR THE PORTFOLIOS


It is each portfolio's policy to qualify for taxation as a "regulated investment company" ("RIC") by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By qualifying as a RIC, each portfolio expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a portfolio does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A portfolio's transactions in futures contracts, forward, foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a portfolio, defer its losses, cause adjustments in the holding periods of the portfolio's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The portfolios will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the portfolios and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the portfolios' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the portfolios. Accordingly, prospective investors

(particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a portfolio.

Any dividends declared by a portfolio in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gain distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. For corporate investors in the portfolios, dividend distributions the portfolios designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the portfolios were regular corporations. Distributions by a portfolio also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual either (1) who meets the Code's definition of "resident alien" or (2) who are physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


Income that the portfolios receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a portfolio has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the portfolios will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a portfolio invests in an underlying fund that elects to pass through foreign taxes, the portfolio will not be able to pass through the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes the portfolio pays will, therefore, be netted against their share of the portfolio's gross income.

The portfolios may invest in a non-U.S. corporation that could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the portfolios do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the portfolios may be required to distribute amounts in excess of realized income and gains. To the extent that the portfolios do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to portfolios' shareholders. Therefore, the payment of this tax would reduce the portfolios' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying fund may invest in non-U.S. corporations, which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the portfolios' economic return.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.


            Portfolio                          One Year                       Life of Portfolio
  (Commencement of Operations)
---------------------------------- ---------------------------------- ----------------------------------
MarketManager Portfolios
   Growth (11/18/96)                          27.38%                             16.15%
   Balanced (11/18/96)                        21.28%                             13.84%
   Small Cap (9/16/97)                        30.38%                              6.42%
   International (10/16/96)                   41.92%                             17.25%



A portfolio also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year end October 31, 1999.



Name of Portfolio (Commencement of Operations)          Cumulative Total Return
----------------------------------------------          -----------------------

   Growth (11/18/96)                                             55.60%
   Balanced (11/18/96)                                           46.64%
   Small Cap (9/16/97)                                           14.14%
   International (10/16/96)                                      62.32%


The performance of the portfolios may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index, information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The Portfolios also may compare their historical performance figures to the performance of indices similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the portfolios' strategies.


The indices and asset categories for large company stocks is the S&P 500 Index; for small company stocks, the Ibbottson, the BARRA Small-Cap Index and the Russell 2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds the Ibbottson and Lehman Aggregate Bond indices.

                       STATEMENT OF ADDITIONAL INFORMATION


                        SCHWAB MARKETTRACK PORTFOLIOS(TM)
                              ALL EQUITY PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                             CONSERVATIVE PORTFOLIO

                                FEBRUARY 29, 2000



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the portfolios' prospectus dated February 29, 2000 (as amended from time to time).



To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the portfolios at 101 Montgomery Street, San Francisco, California 94104. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.


The portfolios' most recent annual report is a separate document supplied with the SAI and includes the audited financial statements, which are incorporated by reference into this SAI.

The portfolios are series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS
                                                                            Page

INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS
AND LIMITATIONS...........................................................    2
MANAGEMENT OF THE PORTFOLIOS..............................................   16
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................   19
INVESTMENT ADVISORY AND OTHER SERVICES....................................   20
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................   22
DESCRIPTION OF THE TRUST..................................................   23
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES.....................................................   24
TAXATION..................................................................   26
CALCULATION OF PERFORMANCE DATA...........................................   28

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES


Each portfolio's investment objective may be changed only by vote of a majority of its shareholders. There is no guarantee the portfolios will achieve their objectives.


ALL EQUITY PORTFOLIO seeks high capital growth over the long term.

GROWTH PORTFOLIO seeks high capital growth with less volatility than an all stock portfolio.

BALANCED PORTFOLIO seeks maximum total return, including both capital growth and income.

CONSERVATIVE PORTFOLIO seeks income and more growth potential than an all bond fund.

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a portfolio's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a portfolio's investment policies and limitations.

                UNDERLYING FUND INVESTMENTS, SECURITIES AND RISKS

The portfolios' underlying fund investments, the different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Not all underlying funds discussed below are eligible investments for each portfolio. A portfolio will invest in underlying funds that are intended to help achieve its investment objective.


MUTUAL FUNDS are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses. Each portfolio will normally invest at least 50% of their assets in other SchwabFunds(R), which are registered open-end investment companies.

STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. The SchwabFunds(R) stock funds that the portfolios may currently invest in are the Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R) and Schwab International Index Fund(R) or Schwab Total Stock Market Index Funds. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value.


SMALL-CAP STOCK FUNDS seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors. The SchwabFunds small-cap stock fund that the portfolios may currently invest in is the Schwab Small-Cap Index Fund.

INTERNATIONAL STOCK FUNDS seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. The SchwabFunds international stock fund that the portfolios may currently invest in is the Schwab International Index Fund.


BOND FUNDS seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The SchwabFunds(R) bond fund that the portfolios may currently invest in is the Schwab Total Bond Market Index Fund.



MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when issued basis. The SchwabFunds money market fund that the portfolios may currently invest in is the Schwab Value Advantage Money Fund.(R)


                        INVESTMENTS, STRATEGIES AND RISKS

The different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Each portfolio also may invest in securities other than shares of SchwabFunds, such as stocks, bonds and money market securities, and engage in certain investment techniques. Not all securities or techniques discussed below are eligible investments for each portfolio. A portfolio will make investments that are intended to help achieve its investment objective.

ASSET-BACKED SECURITIES are securities that are backed by the loans or account receivables of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

BORROWING may subject a portfolio or underlying fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A portfolio or underlying fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, each portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example,


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the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each portfolio will not concentrate its investments in a particular industry or group of industries, unless its underlying fund investments are so concentrated.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all things being equal) but generally offer greater rate of interest. Variable and floating rate securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.

Credit and liquidity supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a portfolio or fund, and affect its share price.


Each portfolio and underlying fund may invest in investment-grade securities that are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment grade are riskier, but may offer higher yields. These securities are sometimes referred to as "junk bonds." The market for these securities has historically been less liquid than for investment grade securities.


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a portfolio or underlying fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A portfolio or underlying fund will segregate appropriate liquid assets to cover its


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delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the portfolio does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund or underlying fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GSSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each portfolio and underlying fund is a series of an open-end investment management company. Each portfolio and underlying fund is a diversified mutual fund.

EQUITY SECURITIES represent ownership interests in a corporation, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights or may carry limited voting rights, but normally have preference over the corporation's assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.


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Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of stockholders; preferred stockholders have claims senior to those of common stockholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a portfolio or underlying fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the portfolios endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of


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portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a portfolio or underlying fund containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio or underlying fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio or underlying fund to miss attractive investment opportunities. Losses to a portfolio or underlying fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the portfolio.

Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the portfolios or underlying fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a portfolio or underlying fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a portfolio or underlying fund.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union (EMU). As of January 3, 1999, the euro became the official currency of the EMU, the rate of exchange was set between the euro and the currency of each converting country and the European Central Bank, all national central banks and all stock exchanges and depositories began pricing, trading and settling in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift from or to European countries, thereby making the European market less liquid or more expensive. All of these factors could affect the value of the portfolios' investments and/or increase its expenses. While the investment adviser has taken steps to minimize the impact of the conversion on the portfolios, it is not possible to know precisely what impact the conversion will have on the portfolios, if any, nor is it possible to eliminate the risks completely.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a portfolio or underlying fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but waiting settlement. These transactions do not seek to


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eliminate any fluctuations in the underlying prices of the securities involved.
Instead, the transactions simply establish a rate of exchange that can be expected when the portfolio or fund settles its securities transactions in the future.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A portfolio or underlying fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission CFTC licenses and regulates on foreign exchanges.

Each portfolio and underlying fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a portfolio or underlying fund may purchase futures contracts. Such transactions allow the portfolio or underlying fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the portfolios or underlying funds may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell.


When buying or selling futures contracts, a portfolio or underlying fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the portfolio or underlying fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each portfolio's or underlying fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5 % of its net assets. Because margin requirements are normally only a fraction of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each portfolio will segregate assets in an amount equal to the margin requirement that is deposited with the broker for its outstanding futures contracts.


While the portfolios and underlying funds intend to purchase and sell futures contracts in order to simulate full investment their respective indices, there are risks associated with these transactions. Adverse market movements could cause a portfolio or underlying fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the portfolio or underlying fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and


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cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If the underlying fund is unable to close out its position and prices move adversely, it would have to continue to make daily cash payments to maintain its margin requirements. If the portfolio or underlying fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the portfolio of underlying fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The portfolios and underlying funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the portfolio or underlying fund has valued the instruments. The liquidity of a portfolio's or underlying fund's investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the investments and, therefore, performance of an index. Each Schwab Equity Index Fund normally will invest at least 80% of its total assets in the securities of its index. The Schwab Total Bond Market Index Fund normally will invest at least 65% of its total assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the board of trustees will consider alternative arrangements for a fund.

LENDING of portfolio securities is a common practice in the securities industry. A portfolio or underlying fund will engage in security lending arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involve risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities. A portfolio or underlying fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund.


Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the funds, it is expected that the funds will do so



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only where the items being voted upon are, in the judgment of Charles Schwab
Investment Management, Inc. (CSIM or the investment adviser), either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.


MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a portfolio or fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.


MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The portfolios may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of a portfolio or underlying fund. Principal and interest payments on the mortgage-related securities are guaranteed by the government however, such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a portfolio's shares.



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OTHER SECURITIES. Under certain circumstances, an underlying fund may make payment of a redemption by a portfolio wholly, or in part, by a distribution in-kind of securities from its portfolio rather than payment in cash. In such a case, the portfolio may hold the securities distributed until the investment adviser determined that it was appropriate to sell them.


REPURCHASE AGREEMENTS. Repurchase agreements involve a fund buying securities (usually U.S. Government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a portfolio or underlying fund, under the direction and supervision of the board of trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a portfolio or underlying fund invests in restricted securities that are deemed liquid, is general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.


SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them within the second-largest 1,000 such companies, as measured by the Small-Cap Index.(R) Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.


These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid cap stocks, and a portfolio's or underlying fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a portfolio or underlying fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a portfolio's or underlying fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a portfolio or underlying fund that invests in small-cap stocks may change sharply during the short term and long term.

SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a portfolio or underlying fund track an index, or to change its maturity, to protect its value from changes in interest rates or to expose it to a different security or market. These


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agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, a portfolio or underlying fund will segregate appropriate assets as necessary.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury securities, include bills, notes and bonds, and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other fixed-income securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.



                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OR EACH PORTFOLIO'S SHAREHOLDERS.


THE ALL EQUITY PORTFOLIO MAY NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.


THE FOLLOWING DESCRIPTIONS MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE FUNDAMENTAL POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act, a diversified investment management company, with respect to 75% of its total assets, may not purchase securities (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or it would own more than 10% of such issuer's outstanding voting securities.

Borrowing. The 1940 Act presently restricts an investment management company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, an investment management company may make loans only if expressly permitted by its investment policies.

Concentration. The Securities and Exchange Commission presently defines concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND CONSERVATIVE PORTFOLIO MAY
NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry.

3) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts and (3) purchase securities of companies that deal in precious metals or interests therein.

6) Invest for the purpose of exercising control or management of another issuer.

7) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

8) Lend money to any person, except that each portfolio may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

9) Borrow money or issue senior securities, except that each portfolio may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

10) Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each portfolio may do so with respect to no more than one-third of the value of its total assets.

11) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS FOR EACH PORTFOLIO.

EACH PORTFOLIO MAY NOT:

1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities. The definition of "securities" does not include cash and cash items (including receivables), government securities and the securities of other investment companies, including private investment companies and qualified purchaser funds.

2) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a portfolio in units or attached to other securities are deemed to be without value.

3) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the portfolio's net assets.

4)       Make short sales, except for short sales against the box.

5) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

6) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.


THE ALL EQUITY PORTFOLIO MAY NOT:


1) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

2) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

3) Invest for the purpose of exercising control or management of another issuer.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

Except with respect to investments in futures and options contracts and illiquid securities, later changes in values do not require a portfolio to sell the investment even if it portfolio could not then make the same investment.

                          MANAGEMENT OF THE PORTFOLIOS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), are as follows:


                                        POSITION(S) WITH          PRINCIPAL OCCUPATIONS & AFFILIATIONS
NAME/DATE OF BIRTH                      THE TRUST
--------------------------------------- ------------------------- --------------------------------------------------
CHARLES R. SCHWAB*                      Chairman, Chief           Chairman and Co-Chief Executive Officer,
July 29, 1937                           Executive Officer and     Director, The Charles Schwab Corporation; Chief
                                        Trustee                   Executive Officer, Director, Charles Schwab
                                                                  Holdings, Inc.; Chairman, Director, Charles
                                                                  Schwab & Co., Inc., Charles Schwab Investment
                                                                  Management, Inc.; Director, The Charles Schwab
                                                                  Trust Company; Chairman, Schwab Retirement Plan
                                                                  Services, Inc.; Chairman and Director until
                                                                  January 1999, Mayer & Schweitzer, Inc. (a
                                                                  securities brokerage subsidiary of The Charles
                                                                  Schwab Corporation); Director, The Gap, Inc. (a
                                                                  clothing retailer), Transamerica Corporation (a
                                                                  financial services organization), AirTouch
                                                                  Communications (a telecommunications company)
                                                                  and Siebel Systems (a software company).

STEVEN L. SCHEID*                       President and Trustee     Vice Chairman and Executive Vice President, The
June 28, 1953                                                     Charles Schwab Corporation; Vice Chairman and
                                                                  Enterprise President - Financial Products and
                                                                  Services, Director, Charles Schwab & Co., Inc.;
                                                                  Chief Executive Officer and Chief Financial
                                                                  Officer, Director, Charles Schwab Investment
                                                                  Management, Inc. From 1994 to 1996, Mr.
                                                                  Scheid was Executive Vice President of
                                                                  Finance for First Interstate Bancorp and
                                                                  Principal Financial Officer from 1995 to 1996.
                                                                  Prior to 1994, Mr. Scheid was Chief Financial
                                                                  Officer, First Interstate Bank of Texas.



--------

* This trustee is an "interested person" of the trusts.

DONALD F. DORWARD                       Trustee                   Chief Executive Officer, Dorward & Associates
September 23, 1931                                                (corporate management, marketing and
                                                                  communications consulting firm).  From 1996 to
                                                                  1999, Executive Vice President and Managing
                                                                  Director, Grey Advertising.  From 1990 to 1996,
                                                                  Mr. Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates (advertising and
                                                                  marketing/consulting firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (Investments) and Chairman and Chief Executive
                                                                  Officer of North American Trust (real estate
                                                                  investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment,
                                                                  management, and investments).

WILLIAM J. KLIPP*                       Trustee                   From 1991 to 1999, Mr. Klipp was Executive Vice
December 9, 1955                                                  President, SchwabFunds(R), Charles Schwab & Co.,
                                                                  Inc.; President and Chief Operating Officer,
                                                                  Charles Schwab Investment Management, Inc.

JEREMIAH H. CHAFKIN                     Executive Vice            Executive Vice President, SchwabFunds(R), Charles
May 5, 1959                             President and Chief       Schwab & Co., Inc.; President and Chief
                                        Operating Officer         Operating Officer, Charles Schwab Investment
                                                                  Management, Inc.  Prior to November 1999, Mr.
                                                                  Chafkin was Senior Managing Director, Bankers
                                                                  Trust Company.

TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and Controller,
March 7, 1951                                                     Charles Schwab Investment Management,


--------

* This trustee is an "interested person" of the trusts.

                                        Financial Officer         Inc.  From 1994 to 1996, Ms. Tung was Controller for
                                                                  Robertson Stephens Investment Management, Inc. From 1993
                                                                  to 1994, she was Vice President of Fund Accounting,
                                                                  Capital Research and Management Co.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.


Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.


Each portfolio is overseen by a board of trustees. The board of trustees meets regularly to review each portfolio's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of the portfolio's shareholders. The following table provides information as of October 31, 1999, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 40 funds as of October 31, 1999.



                                                                             Pension or            ($)
                                            ($)                              Retirement           Total
 Name of Trustee                   Aggregate Compensation                     Benefits      Compensation from
                                    from each portfolio                   Accrued as Part      Fund Complex
                                                                            of Portfolio
                                                                              Expenses
                    All Equity   Growth       Balanced     Conservative
                    Portfolio    Portfolio    Portfolio    Portfolio
------------------- ------------ ------------ ------------ -------------- ----------------- -------------------
Charles R. Schwab   0            0            0            0                    N/A               0
Steven L. Scheid    0            0            0            0                    N/A               0
William J. Klipp,   0            0            0            0                    N/A               0
Donald F. Dorward   $1,047       $1,334       $1,311       $1,046               N/A               $118,150

                                                                             Pension or            ($)
                                            ($)                              Retirement           Total
 Name of Trustee                   Aggregate Compensation                     Benefits      Compensation from
                                    from each portfolio                   Accrued as Part      Fund Complex
                                                                            of Portfolio
                                                                              Expenses
                    All Equity   Growth       Balanced     Conservative
                    Portfolio    Portfolio    Portfolio    Portfolio
------------------- ------------ ------------ ------------ -------------- ----------------- -------------------
Robert G. Holmes    $1,047       $1,334       $1,311       $1,046               N/A               $118,150
Donald R. Stephens  $1,047       $1,334       $1,311       $1,046               N/A               $118,150
Michael W. Wilsey   $991         $1,264       $1,242       $991                 N/A               $109,450



                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of the trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.



                                 CODE OF ETHICS

The portfolios, their investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the portfolios or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the portfolios. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 1, 2000, the officers and trustees of the trust(s), as a group owned of record or beneficially less than 1% of the outstanding voting securities of each portfolio.



As of February 1, 2000, the following represents persons or entities that owned, directly or beneficially, more than 5% of shares of the portfolios:

Conservative Portfolio
Charles Schwab Trust Co.                                        13.93%

Balanced Portfolio
Charles Schwab Trust Co.                                         9.12%

Growth Portfolio
Charles Schwab Trust Co.                                         7.44%


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the portfolios' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to the portfolios, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of each portfolio's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million. Prior to February 28, 1999, the graduated annual fee, payable monthly was 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.


The investment adviser and Schwab have guaranteed that, through at least February 28, 2001, the total operating expenses for each portfolio, including the impact of underlying SchwabFunds investments, will not exceed 0.60% of its average daily net assets.



For the fiscal year ended October 31, 1999, and for the fiscal period of May 19, 1998, (commencement of operations) to October 31, 1998, the All Equity Portfolio paid investment advisory fees of $255,000 and $0, respectively (fees were reduced by $647,000 and $357,000, respectively).



For the fiscal years ended October 31, 1999, 1998 and 1997, the Growth Portfolio paid investment advisory fees of $927,000, $553,000 and $337,000, respectively (fees were reduced by $1,116,900, $1,157,000 and $296,000, respectively).



For the fiscal years ended October 31, 1999, 1998 and 1997, the Balanced Portfolio paid investment advisory fees of $876,000, $491,000 and $219,000, respectively (fees were reduced by $1,119,000, $1,095,000 and $242,000, respectively).



For fiscal years ended October 31, 1999, 1998 and 1997, the Conservative Portfolio paid investment advisory fees of $358,000, $78,000 and $26,000, respectively (fees were reduced by $501,000, $504,000 and $118,000, respectively).

                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the portfolios and is the trust's agent for the purpose of the continuous offering of the portfolios' shares. Each portfolio pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the agreement. Terms of continuation, termination and assignment under the agreement are identical to those described above with respect to the Advisory Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT


Schwab provides portfolio information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the portfolios' prospectuses, financial reports and other informational literature about the portfolios. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.


For the services performed as transfer agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.05% of each portfolio's average daily net assets.

For the services performed as shareholder services agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.20% of each portfolio's average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT


Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian and SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the portfolios.



The custodian is responsible for the daily safekeeping of securities and cash held or sold by the portfolios. The fund accountant maintains all books and records related to each portfolio's transactions.



                             INDEPENDENT ACCOUNTANTS

The portfolios' independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements for the portfolios and review certain regulatory reports and each portfolio's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each portfolio's audited financial statements for the fiscal year ended October 31, 1999 are included in the portfolios' annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each portfolio's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the portfolio owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions. Although brokerage commissions are generally not paid on purchases or sales of mutual fund shares.


The All Equity Portfolio's turnover rate for the fiscal year ended October 31, 1999 and for the fiscal period of May 19, 1998 (commencement of operations) to the fiscal year ended October 31, 1998, was 6% and 2%, respectively.



The Growth Portfolio's turnover rates for the fiscal years ended October 31, 1999 and 1998, were 7% and 14%, respectively.



The Balanced Portfolio's turnover rates for the fiscal years ended October 31, 1999 and 1998, were 7% and 32%, respectively.



The Conservative Portfolio's turnover rates for the fiscal years ended October 31, 1999 and 1998, were 8% and 58%, respectively.



                             PORTFOLIO TRANSACTIONS


In effecting securities transactions for the fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the board of trustees, the investment adviser will generally select brokers and dealers for the fund on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.


In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the portfolios to determine the effect, if any, that the portfolios' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the portfolios' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The portfolios will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to other investment advisory clients, including mutual funds.

In an attempt to obtain best execution for the portfolios, the investment adviser may place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the portfolios to trade directly with other institutional holders on a net basis. At times, this may allow the portfolios to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the portfolios on securities exchanges, the investment adviser follows procedures, adopted by the board of trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


For the fiscal year ended October 31, 1999 and for the fiscal period of May 19, 1998, (commencement of operations) to October 31, 1998, the All Equity Portfolio paid brokerage commissions of $0 and $0, respectively.



For the fiscal years ended October 31, 1999, 1998 and 1997, the Growth Portfolio, paid brokerage commissions of $2,289, $5,838 and $32,365, respectively.



For the fiscal years ended October 31, 1999, 1998 and 1997, the Balanced Portfolio, paid brokerage commissions of $1,928, $5,538 and $27,084, respectively.



For the fiscal years ended October 31, 1999, 1998 and 1997, the Conservative Portfolio, paid brokerage commissions of $362, $2,448 and $4,153, respectively.


                            DESCRIPTION OF THE TRUST

Each portfolio is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each portfolio or share class. Each portfolio's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The portfolios may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. A majority of the outstanding shares of a portfolio means the affirmative vote, at an annual or special meeting of shareholders, (a) where 67% or more of the voting securities are present at the meeting or represented by proxy, of shareholders owning more than 50% of the outstanding securities of a portfolio, or (b) of more than 50% of the outstanding voting securities of a portfolio, whichever is less. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a portfolio could become liable for a misstatement in the prospectus or SAI about another portfolio.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                PURCHASING AND REDEEMING SHARES OF THE PORTFOLIOS

As long as the portfolios or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing the portfolios' performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your portfolio and request that your mailings not be consolidated.

The portfolios have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the board of trustees may deem advisable. Payment will be made wholly in cash unless the board of trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a portfolio. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.


                                PRICING OF SHARES

In accordance with the 1940 Act, the underlying mutual funds are valued at their respective net asset values as determined by those funds. The underlying mutual funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying mutual funds value their portfolio securities based on market quotes if they are readily available. The investment adviser assigns fair values to the portfolios' other investments in good faith under board of trustees guidelines. The board of trustees regularly reviews these values. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices.

Securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the board of trustees' guidelines.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines adopted by the board of trustees. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value. The board of trustees regularly reviews any fair values assigned to portfolio securities.

                                    TAXATION

                   FEDERAL TAX INFORMATION FOR THE PORTFOLIOS

It is each portfolio's 's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each portfolio expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a portfolio does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a portfolio is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A portfolio's transactions in futures contracts and forward foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a portfolio, defer its losses, cause adjustments in the holding periods of the portfolio's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The portfolios will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the portfolios and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the portfolios' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the portfolios. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a portfolio.

Any dividends declared by a portfolio in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gain distribution with respect to portfolio shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. For corporate investors in the portfolios, dividend distributions the portfolios designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the portfolios were regular corporations. Distributions by a portfolio also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the portfolios generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


Income that the portfolios receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a portfolio has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the portfolios will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a portfolios invests in an underlying mutual fund that elects to pass through foreign taxes, these portfolios will not be able to pass through the taxes paid by the underlying mutual fund. Each shareholder's respective pro rata share of foreign taxes the portfolio pays will, therefore, be netted against their share of the portfolio's gross income.

The portfolios may invest in a non-U.S. corporation that could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the portfolios do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the portfolios may be required to distribute amounts in excess of realized income and gains. To the extent that the portfolios do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the portfolios' shareholders. Therefore, the payment of this tax would reduce the portfolios' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying mutual fund may invest in non-U.S. corporations which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying mutual fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying mutual fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying mutual fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the portfolios' economic return.


                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a portfolio assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.


                Portfolio                       One Year ended            From Commencement of Operations
      (Commencement of Operations)             October 31, 1999                 to October 31, 1999
------------------------------------------ -------------------------- -----------------------------------------
All Equity       (5/19/98)                          24.34%                            10.36%
Growth          (11/20/95)                          19.24%                            16.01%
Balanced        (11/20/95)                          14.18%                            13.23%
Conservative    (11/20/95)                           9.13%                            10.37%



A portfolio also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year end October 31, 1999.



Portfolio (Commencement of Operations)             Cumulative Total Return

All Equity       (5/19/98)                                   15.39%
Growth          (11/20/95)                                   79.82%
Balanced        (11/20/95)                                   63.37%
Conservative    (11/20/95)                                   47.66%


The performance of the portfolios may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index and information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The portfolios also may compare their historical performance figures to other asset class performance, performance of indices and mutual funds similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the portfolios' strategies.


The primary index for large company stocks is the S&P 500 Index; for small company stocks, the Ibbottson, the BARRA Small-Cap Index and the Russell 2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds the Ibbottson and Lehman Brothers Aggregate Bond indices.

                       STATEMENT OF ADDITIONAL INFORMATION

                            SCHWAB ANALYTICS FUND(R)


                                FEBRUARY 29, 2000

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund's prospectus dated February 29, 2000 (as amended from time to time).


To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the fund at 101 Montgomery Street, San Francisco, California 94104. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The fund's most recent annual report is a separate document supplied with the SAI and includes the fund's audited financial statements, which are incorporated by reference into this SAI.

The fund is a series of Schwab Capital Trust (the trust).


                                TABLE OF CONTENTS
                                                                           Page
INVESTMENT STRATEGIES, RISKS AND LIMITATIONS............................     2
MANAGEMENT OF THE FUND..................................................     9
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................    12
INVESTMENT ADVISORY AND OTHER SERVICES..................................    12
BROKERAGE ALLOCATION AND OTHER PRACTICES................................    14
DESCRIPTION OF THE TRUST................................................    15
PURCHASE, REDEMPTION, DELIVERY OF SHAREHLODER REPORTS
AND PRICING OF SHARES...................................................    16
TAXATION................................................................    17
CALCULATION OF PERFORMANCE DATA.........................................    19

                  INVESTMENT STRATEGIES, RISKS AND LIMITATIONS


The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations. The fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.


                              INVESTMENT OBJECTIVE


The fund's investment objective may be changed only by vote of a majority of its shareholders. There is no guarantee the fund will achieve its objective.


ANALYTICS FUND(R) seeks long-term capital growth.

                         INVESTMENT STRATEGIES AND RISKS


BORROWING may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. BORROWING CAN INVOLVE LEVERAGING WHEN SECURITIES ARE PURCHASED WITH THE BORROWED MONEY. TO AVOID THIS, EACH PORTFOLIO WILL NOT PURCHASE SECURITIES WHILE BORROWINGS REPRESENT MORE THAN 5% OF ITS TOTAL ASSETS.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. The fund will not concentrate its investments in a particular industry or group of industries, unless the S&P 500 index is so concentrated. This policy may be changed only by shareholders.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GSSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.

EQUITY SECURITIES represent ownership interests in a corporation, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights or may carry limited voting rights, but normally have preference over the corporation's assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of stockholders; preferred stockholders have claims senior to those of common stockholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are a type of security usually issued with bonds and preferred stock that entitle the holder to a proportionate amount of common stock at specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund endeavor to achieve the most favorable overall results on the fund's transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of the fund's transactions or loss of certificates for the fund's securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the fund's securities containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union ("EMU"). As of January 3, 1999, the euro became the official currency of the EMU, the rate of exchange was set between the euro and the currency of each converting country and the European Central Bank, all national central banks and all stock exchanges and depositories began pricing, trading and settling in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift from or to European countries, thereby making the European market less liquid and more expensive. All of these factors could affect the value of the fund's investments and/or increase its expenses. While the investment adviser has taken steps to minimize the impact of the conversion on the fund, it is not possible to know precisely what impact the conversion will have on the fund, if any, nor is it possible to eliminate the risks completely.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges.

The fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. The fund does not intend to engage in speculative futures transactions.


When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. The fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, the fund will segregate assets in an amount equal to the margin requirement that is deposited with the broker for its outstanding futures contracts.


While the fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the fund's investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involve risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities. A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily market-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund.



Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the funds, it is expected that the funds will do so only where the items being voted upon are, in the judgment of Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.



REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the fund, under the direction and supervision of the board of trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by the fund, including those managed by its investment adviser. Because other investment companies employ investment advisers and other service providers, investments by the fund may cause shareholders to pay duplicative fees.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury securities, include bills, notes and bonds, and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other fixed income securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.



                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S SHAREHOLDERS.

THE FUND MAY NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that the fund may purchase securities under such circumstances only to the extent that the S&P 500(R) also is so concentrated).

3) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.

4) Lend money to any person, except that the fund may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

5) Borrow money or issue senior securities, except that the fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the fund will not purchase securities while borrowings represent more than 5% of its total assets.

6) Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, the fund may do so with respect to no more than one-third of the value of its total assets.

7) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS FOR THE FUND.

THE FUND MAY NOT:

1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities. The definition of "securities" does not include cash and cash items (including receivables), government securities and the securities of other investment companies, including private investment companies and qualified purchaser funds.

2) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by the fund in units or attached to other securities are deemed to be without value.

3) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the fund's net assets.

4)       Make short sales, except for short sales against the box.

5) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

6) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

7) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

8) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

9) Invest for the purpose of exercising control or management of another issuer.

Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

                             MANAGEMENT OF THE FUND


The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), are as follows:


                                        POSITION(S) WITH          PRINCIPAL OCCUPATIONS & AFFILIATIONS
NAME/DATE OF BIRTH                      THE TRUST
--------------------------------------- ------------------------- --------------------------------------------------
CHARLES R. SCHWAB*                      Chairman, Chief           Chairman and Co-Chief Executive Officer,
July 29, 1937                           Executive Officer and     Director, The Charles Schwab Corporation; Chief
                                        Trustee                   Executive Officer, Director, Charles Schwab
                                                                  Holdings, Inc.; Chairman, Director, Charles
                                                                  Schwab & Co., Inc., Charles Schwab Investment
                                                                  Management, Inc.; Director, The Charles Schwab
                                                                  Trust Company; Chairman, Schwab Retirement Plan
                                                                  Services, Inc.; Chairman and Director until
                                                                  January 1999, Mayer & Schweitzer, Inc. (a
                                                                  securities brokerage subsidiary of The Charles
                                                                  Schwab Corporation); Director, The Gap, Inc. (a
                                                                  clothing retailer), Audiobase, Inc., Vodaphone
                                                                  AirTouch PLC (a telecommunications company) and
                                                                  Siebel Systems (a software company).

STEVEN L. SCHEID*                       President and Trustee     Vice Chairman and Executive Vice President, The
June 28, 1953                                                     Charles Schwab Corporation; Vice Chairman and
                                                                  Enterprise President - Financial Products and
                                                                  Services, Director, Charles Schwab & Co., Inc.;
                                                                  Chief Executive Officer and Chief Financial
                                                                  Officer, Director, Charles Schwab Investment
                                                                  Management, Inc. From 1994 to 1996, Mr. Scheid was
                                                                  Executive Vice President of Finance for First
                                                                  Interstate Bancorp and Principal Financial
                                                                  Officer from 1995 to 1996. Prior to 1994,
                                                                  Mr. Scheid was Chief Financial Officer, First
                                                                  Interstate Bank of Texas.


--------

* This trustee is an "interested person" of the trusts.

DONALD F. DORWARD                       Trustee                   Chief Executive Officer, Dorward & Associates
September 23, 1931                                                (corporate management, marketing and
                                                                  communications consulting firm).  From 1996 to
                                                                  1999, Executive Vice President and Managing
                                                                  Director, Grey Advertising.  From 1990 to 1996,
                                                                  Mr. Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates (advertising and
                                                                  marketing/consulting firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (Investments) and Chairman and Chief Executive
                                                                  Officer of North American Trust (real estate
                                                                  investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment,
                                                                  management, and investments).

WILLIAM J. KLIPP*                       Trustee                   From 1991 to 1999, Mr. Klipp was Executive Vice
December 9, 1955                                                  President, SchwabFunds(R), Charles Schwab & Co.,
                                                                  Inc.; President and Chief Operating Officer,
                                                                  Charles Schwab Investment Management, Inc.

JEREMIAH H. CHAFKIN                     Executive Vice            Executive Vice President, SchwabFunds(R), Charles
May 5, 1959                             President and Chief       Schwab & Co., Inc.; President and Chief
                                        Operating Officer         Operating Officer, Charles Schwab Investment
                                                                  Management, Inc.  Prior to November 1999, Mr.
                                                                  Chafkin was Senior Managing Director, Bankers
                                                                  Trust Company.

TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc. From
                                                                  1994 to 1996, Ms. Tung was

--------

* This trustee is an "interested person" of the trusts.

                                                                  Controller for Robertson Stephens Investment Management,
                                                                  Inc. From 1993 to 1994, she was Vice President of Fund
                                                                  Accounting, Capital Research and Management Co.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.


Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.



The fund is overseen by a board of trustees. The board of trustees meets regularly to review the fund's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of the fund's shareholders. The following table provides information as of October 31, 1999, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 40 funds as of October 31, 1999.



                           ($)             Pension or             ($)
                        Aggregate          Retirement            Total
 Name of Trustee    Compensation from   Benefits Accrued   Compensation from
                           Fund          as Part of Fund      Fund Complex
                                            Expenses
------------------- ------------------- ------------------ -------------------
Charles R. Schwab   0                   N/A                0
Steven L. Scheid    0                   N/A                0
William J. Klipp,   0                   N/A                0
Donald F. Dorward   $1,183              N/A                $118,150
Robert G. Holmes    $1,183              N/A                $118,150
Donald R. Stephens  $1,183              N/A                $118,150

                           ($)             Pension or             ($)
                        Aggregate          Retirement            Total
 Name of Trustee    Compensation from   Benefits Accrued   Compensation from
                           Fund          as Part of Fund      Fund Complex
                                            Expenses
------------------- ------------------- ------------------ -------------------
Michael W. Wilsey   $1,120              N/A                $109,450




                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of a trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees have elected to participate in this plan.


                                 CODE OF ETHICS

The fund, its investment adviser and Schwab has adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's director of compliance. Most securities transactions are subject to quarterly reporting and review requirements.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2000, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the fund.



As of February 1, 2000, the following represents persons or entities that owned, directly or beneficially, more than 5% of the shares of any of the fund: None


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


For its advisory and administrative services to the fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of the fund's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million. Prior to February 28, 1999, the graduated annual fee, payable monthly was 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.



For the fiscal years ended October 31, 1999, 1998 and 1997, the fund paid investment advisory fees of $987,000, $682,000 and $429,000, respectively (fees were reduced by $414,000, $680,000 and $483,000, respectively).




The investment adviser and Schwab have guaranteed that, through at least February 28, 2001, the total fund operating expenses for the fund will not exceed 0.75% of its average daily net assets.


                                   SUB-ADVISER

The investment adviser has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Symphony Asset Management, Inc. (the "sub-adviser" or "Symphony") pursuant to which Symphony Asset Management, Inc. will act as the fund's sub-adviser. The sub-adviser makes investment decisions for the fund's non-cash investments and uses quantitative techniques and proprietary real-time databases and software models to continually identify and rank stocks that exhibit a favorable combination of attributes that historically have been associated with aggregate total returns greater than that of the S&P 500(R). Once rankings are determined, statistical methodologies will be used to construct a portfolio of the most attractive stocks in terms of potential long-term capital growth.

For the sub-adviser's services, the investment adviser pays the sub-adviser an annual investment sub-advisory fee, payable monthly, of 0.20% of the fund's average daily net assets not in excess of $300 million, 0.15% of the next $500 million and 0.10% of such assets over $800 million.

                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the fund and is the trust's agent for the purpose of the continuous offering of the fund's shares. The fund pays for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the agreement. Terms of continuation, termination and assignment under the agreement are identical to those described above with respect to the Advisory Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT


Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.05% of each portfolio's average daily net assets.

For the services performed as shareholder services agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly by the fund, in the amount of 0.20% of the fund's average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT


PFPC Trust, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, PA 19153, serves as custodian and SEI Investements, Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the fund.



The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The fund accountant maintains all books and records related to the fund's transactions.



                             INDEPENDENT ACCOUNTANTS

The fund's independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of the fund and review certain regulatory reports and the fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. The fund's audited financial statements for the fiscal year ended October 31, 1999, are included in the fund's annual report, which is a separate report supplied with the SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.


The fund's portfolio turnover rates for the fiscal years ended October 31, 1999 and 1998, were 99% and 115%, respectively.


The turnover rate for the fund is dictated by the portfolio models which help the fund construct its investment portfolio. The fund does not anticipate additional brokerage expenses or tax consequences due to higher portfolio turnover rates.

                             PORTFOLIO TRANSACTIONS


In effecting securities transactions for the fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the board of trustees, the investment adviser will generally select brokers and dealers for the fund on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.


In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the fund to determine the effect, if any, that the fund's transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the fund's investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The fund will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to other investment advisory clients, including mutual funds.

In an attempt to obtain best execution for the funds, the investment adviser may place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the funds to trade directly with other institutional holders on a net basis. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the board of trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


For the fiscal years ended October 31, 1999, 1998 and 1997, the fund paid brokerage commissions of $278,377, $234,861, and $155,109, respectively.


                            DESCRIPTION OF THE TRUST

The fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund. The fund's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The fund may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.


The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. A majority of the outstanding shares of the fund means the affirmative vote, at an annual or special meeting of shareholders, (a) where 67% or more of the voting securities present at the meeting or represented by proxy of shareholders owning more than 50% of the outstanding securities of a portfolio are present or
(b) of more than 50% of the outstanding voting securities of a fund, whichever is less. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                   PURCHASING AND REDEEMING SHARES OF THE FUND

As long as the fund or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing the fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your fund and request that your mailings not be consolidated.

The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the board of trustees may deem advisable. Payment will be made wholly in cash unless the board of trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.


                                PRICING OF SHARES

Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines adopted by the board of trustees. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value. The board of trustees regularly reviews any fair values assigned to portfolio securities.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUND

It is the fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.


The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a fund.


Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.


A fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.



Fund (Commencement of Operations)  One Year ended            From Commencement of
                                   October 31, 1999          Operations to October
                                                             31, 1999
---------------------------------- ------------------------- --------------------------
Analytics Fund(R) (7/1/96)                  35.20%                    27.25%



An after-tax total return for the fund may be calculated by taking its total return and subtracting applicable federal taxes from the portions of the fund's total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

The fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


The fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 1999.



Fund (Commencement of Operations)                     Cumulative Total Return

Analytics Fund(R) (7/1/96)                                     123.47%


The performance of the fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the fund's performance to be higher or lower than that of an index.

                       STATEMENT OF ADDITIONAL INFORMATION
                         INSTITUTIONAL SELECT(TM) FUNDS

                        INSTITUTIONAL SELECT S&P 500 FUND
                 INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND
                 INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND



                                FEBRUARY 29, 2000



This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 29, 2000 (as amended from time to time).


To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, day or night, or write to the funds at P.O. Box 7575, San Francisco, CA 94120-7575. For TDD service call 800-345-2550, day or night.


The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.


The funds are series of Schwab Capital Trust (the trust).


                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS.................    2
MANAGEMENT OF THE FUNDS..............................................................   11
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................................   14
INVESTMENT ADVISORY AND OTHER SERVICES...............................................   14
BROKERAGE ALLOCATION AND OTHER PRACTICES.............................................   16
DESCRIPTION OF THE TRUST.............................................................   17
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES........   18
TAXATION.............................................................................   19
CALCULATION OF PERFORMANCE DATA......................................................   21

      INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES


Each Fund seeks high total return. There is no guarantee any Fund will achieve its objective. Each fund's investment objective may be changed only by vote of a majority of its shareholders.



The following investment strategies, securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.


                              INVESTMENT STRATEGIES


THE INSTITUTIONAL SELECTTM S&P 500 FUND intends to achieve its objective by tracking the performance of the S&P 500(R) Index.


THE S&P 500 is representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks within each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financial and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


THE INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND intends to achieve its objective by tracking the performance of the S&P 500/BARRA Value Index.



THE S&P 500/BARRA VALUE INDEX is a widely recognized index comprised of 393 large-cap value common stocks selected by BARRA, Inc. and Standard & Poor's, as of December 31, 1999. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately one-half of the total value of the S&P 500 Index. The securities of the companies with the highest book-to-price ratios may be included in the index. BARRA, Inc. and Standard & Poor's rebalance the index at least semi-annually. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.



THE INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND intends to achieve its objective by tracking the performance of the S&P SmallCap 600/BARRA Value Index.

THE S&P SMALLCAP 600/BARRA VALUE INDEX is a widely recognized index comprised of 401 small-cap value common stocks selected by BARRA, Inc. and Standard & Poor's, as of December 31, 1999. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately one-half of the total value of the S&P SmallCap 600 Index. The securities of companies with the highest book-to-price ratios may be included in the Index. BARRA, Inc. and Standard & Poor's rebalance the index at least semi-annually. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.



The funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index, the S&P 500/BARRA Value Index or the S&P SmallCap 600/BARRA Value Index to track general stock market performance. S&P's only relationship to the funds is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes, which are determined, composed and calculated by S&P without regard to the Institutional Select Funds. S&P has no obligation to take the needs of the Institutional Select Funds or their shareholders into consideration in determining, composing or calculating the S&P Indexes. S&P is not responsible for and has not participated in the determination of the prices and amounts of the funds' shares or in the determination or calculation of the equation by which the funds' shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the funds' shares.



S&P does not guarantee the accuracy and /or the completeness of the S&P 500 Index, the S&P 500/BARRA Value Index or the S&P SmallCap 600/BARRA Value Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the funds, their shareholders or any other person or entity from the use of the S&P Indexes or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


                         INVESTMENT SECURITIES AND RISKS

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, each fund may not purchase securities when bank borrowings exceed 5% of a fund's total assets.

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund will not concentrate its investments, unless its index is so concentrated.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, a fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.


DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The funds are series of an open-end management investment company. Each fund is a diversified mutual fund.


EQUITY SECURITIES represent ownership interests in a corporation, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights or may carry limited voting rights, but normally have preference over the corporation's assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of stockholders; preferred stockholders have claims senior to those of common stockholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates on foreign exchanges.



A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its ability to track the performance of its index as closely as possible, a fund may purchase futures contracts representative of its index or the securities in its index. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. A fund may enter into futures contracts for these or other reasons.



When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" are made at least daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-
 market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. A fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will segregate assets in a separate account in an amount equal to the margin requirement that is deposited with the broker for its outstanding futures contracts.


While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the securities represented in, and therefore, performance of an index. Each fund normally will invest at least 80% of its total assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the board of trustees will consider alternative arrangements for a fund.

LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds.

Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

REPURCHASE AGREEMENTS. Repurchase agreements involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S.
government securities.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the investment adviser must follow the procedures adopted by the board of trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.


SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund, including those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

Each fund may purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited. In addition, each fund intends to vote any proxies of underlying mutual funds in accordance with the instructions received, or in the same proportion as the vote of all other shareholders of the underlying mutual fund.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month. This means investors would not be able to sell their shares of a hedge fund until such time had past.

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that are typically small in comparison to those in the S&P 500. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid cap stocks, and the Small-Cap Value Index Fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Small-Cap Value Index Fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks (like the Small-Cap Value Index Fund) may change sharply during the short term and long term.

STOCK SUBSTITUTION STRATEGY is a strategy, whereby each fund may, in extraordinary circumstances, substitute a similar stock for a security in its index.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S.

government or its agencies or instrumentalities. U.S. Treasury securities include bills, notes and bonds and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Securities issued by government agencies or instrumentalities include obligations of the following: The Farm Credit System, Small Business Administration, and the Government National Mortgage Association (GNMA or Ginnie Mae), including GNMA certificates and mortgage-backed securities, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks and the Tennessee Valley Authority, whose securities are supported by the right to borrow from the U.S. Treasury; Freddie Mac (formerly known as the Federal Home Loan Mortgage Association or FHLMC) and Fannie Mae (formerly known as the Federal National Mortgage Association or FNMA), or the Student Loan Marketing Association (Sallie Mae or SLMA), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality.

There can be no assurance that the U.S. government will provide full financial support to U.S. government-sponsored agencies or instrumentalities if the U.S. government is not obligated to do so under law. While U.S. government securities, including U.S. Treasury securities, are among the safest securities, like other fixed-income securities, they are sensitive to interest rate changes, which will cause their yield and value of such securities to fluctuate.




                             INVESTMENT LIMITATIONS

Except as otherwise noted, the restrictions below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act).

EACH FUND MAY NOT:

1) purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the 1940 Act;

2) concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder; and

3) (i) purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by a fund.

Concentration. The SEC staff defines concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets. The 1940 Act presently excludes temporary borrowings not in excess of 5% of a fund's total assets from this limitation on borrowings.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

NON-FUNDAMENTAL INVESTMENT POLICIES.

The following investment policies and restrictions are non-fundamental and may be changed by the Trust's Board of Trustees.

EACH FUND MAY NOT:

1) purchase securities of any issuer, if as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements with maturities in excess of 7 days;

2) invest for the purpose of exercising control or management of another issuer;

3) purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC;

4) sell securities short unless it owns the security or the right to obtain the security or equivalent securities (transactions in futures contracts and options are not considered selling securities short);

5) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin;

6)       borrow money for temporary or emergency purposes except that a fund may
         (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets;

7) concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time except to the extent the securities represented in its index are concentrated;

8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of securities or repurchase agreements).

Except with respect to non-fundamental limitations (1) illiquid securities and
(6) borrowing, any subsequent change in net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.




                             MANAGEMENT OF THE FUNDS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment manager), are as follows:


                                        POSITION(S) WITH          PRINCIPAL OCCUPATIONS & AFFILIATIONS
NAME/DATE OF BIRTH                      THE TRUST
--------------------------------------- ------------------------- --------------------------------------------------
CHARLES R. SCHWAB*                      Chairman, Chief           Chairman and Co-Chief Executive Officer,
July 29, 1937                           Executive Officer and     Director, The Charles Schwab Corporation; Chief
                                        Trustee                   Executive Officer, Director, Charles Schwab
                                                                  Holdings, Inc.; Chairman, Director, Charles
                                                                  Schwab & Co., Inc., Charles Schwab Investment
                                                                  Management, Inc.; Director, The Charles Schwab
                                                                  Trust Company; Chairman, Schwab Retirement Plan
                                                                  Services, Inc.; Chairman and Director until
                                                                  January 1999, Mayer & Schweitzer, Inc. (a
                                                                  securities brokerage subsidiary of The Charles
                                                                  Schwab Corporation); Director, The Gap, Inc. (a
                                                                  clothing retailer), Audiobase, Inc., Vodaphone
                                                                  AirTouch PLC (a telecommunications company) and
                                                                  Siebel Systems (a software company).

STEVEN L. SCHEID*                       President and Trustee     Vice Chairman and Executive Vice President, The
June 28, 1953                                                     Charles Schwab Corporation; Vice Chairman and
                                                                  Enterprise President - Financial Products and
                                                                  Services, Director, Charles Schwab & Co., Inc.;
                                                                  Chief Executive Officer and Chief Financial
                                                                  Officer, Director, Charles Schwab Investment
                                                                  Management, Inc. From 1994 to 1996, Mr.
                                                                  Scheid was Executive Vice President of
                                                                  Finance for First Interstate Bancorp and
                                                                  Principal Financial Officer from 1995 to 1996.
                                                                  Prior to 1994, Mr. Scheid was Chief
                                                                  Financial Officer, First Interstate Bank of Texas.


--------

* This trustee is an "interested person" of the trusts.

                                        POSITION(S) WITH          PRINCIPAL OCCUPATIONS & AFFILIATIONS
NAME/DATE OF BIRTH                      THE TRUST
--------------------------------------- ------------------------- --------------------------------------------------
DONALD F. DORWARD                       Trustee                   Chief Executive Officer, Dorward & Associates
September 23, 1931                                                (corporate management, marketing and
                                                                  communications consulting firm).  From 1996 to
                                                                  1999, Executive Vice President and Managing
                                                                  Director, Grey Advertising.  From 1990 to 1996,
                                                                  Mr. Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates (advertising and
                                                                  marketing/consulting firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (Investments) and Chairman and Chief Executive
                                                                  Officer of North American Trust (real estate
                                                                  investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman and Chief Executive Officer, Wilsey
August 18, 1943                                                   Bennett, Inc. (truck and air transportation,
                                                                  real estate investment and management, and
                                                                  investments).

WILLIAM J. KLIPP*                       Trustee                   From 1991 to 1999, Mr. Klipp was Executive Vice
December 9, 1955                                                  President, SchwabFunds(R), Charles Schwab & Co.,
                                                                  Inc.; President and Chief Operating Officer,
                                                                  Charles Schwab Investment Management, Inc.

JEREMIAH H. CHAFKIN                     Executive Vice            Executive Vice President, SchwabFunds(R),
May 5, 1959                             President and Chief       Charles Schwab & Co., Inc.; President and Chief
                                        Operating Officer         Operating Officer, Charles Schwab Investment
                                                                  Management, Inc.  Prior to November 1999, Mr.
                                                                  Chafkin was Senior Managing Director, Bankers
                                                                  Trust Company.

TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc.  From
                                                                  1994 to 1996, Ms. Tung was Controller for Robertson
                                                                  Stephens Investment Management, Inc. From 1993
                                                                  to 1994, she was Vice President of Fund
                                                                  Accounting, Capital Research and Management Co.


--------

* This trustee is an "interested person" of the trusts.

                                        POSITION(S) WITH          PRINCIPAL OCCUPATIONS & AFFILIATIONS
NAME/DATE OF BIRTH                      THE TRUST
--------------------------------------- ------------------------- --------------------------------------------------
STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.


Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each fund is overseen by a Board of Trustees. The Board of Trustees meets regularly to review each fund's activities, contractual arrangements and performance. The Board of Trustees is responsible for protecting the interests of a fund's shareholders. The following table provides information as of October 31, 1999, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 40 funds as of October 31, 1999.


                                                                 Pension or             ($)
                                        ($)                      Retirement            Total
      Name of Trustee          Aggregate Compensation         Benefits Accrued   Compensation from
                                      From the                as Part of Fund       Fund Complex
                                                                  Expenses
                     S&P 500     Large-Cap   Small Cap
                     Fund        Value       Value
                                 Index Fund  Index Fund
-------------------- ----------- ----------- ------------ ------------------- ------------------
Charles R. Schwab    0           0           0                 N/A                 0
Steven L. Scheid     0           0           0                 NA                  0
William J. Klipp,    0           0           0                 N/A                 0
Donald F. Dorward    $735        $662        $645              N/A                 $118,150
Robert G. Holmes     $735        $662        $645              N/A                 $118,150
Donald R. Stephens   $735        $662        $645              N/A                 $118,150
Michael W. Wilsey    $735        $662        $645              N/A                 $109,450

                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of a trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the independent trustees have elected to participate in this plan.


                                 CODE OF ETHICS


The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's director of compliance. Most securities transactions are subject to quarterly reporting and review requirements.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 31, 2000, the officers and trustees of the funds, as a group owned of record or beneficially less than 1% of the outstanding voting securities of each fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISOR

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment advisor and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


For its advisory and administrative services to the Institutional Select(TM) S&P 500 Fund, Large-Cap Value Index Fund and Small-Cap Value Index Fund, the investment advisor is entitled to receive an annual fee, accrued daily and paid monthly, of 0.18%, 0.20% and 0.25% respectively of each fund's average daily net assets not in excess of $1 billion, and 0.15%, 0.18% and 0.23% respectively of such net assets over $1 billion.



For the fiscal year ended October 31, 1999, the S&P 500 Fund, Large-Cap Value Index Fund and Small-Cap Value Index Fund paid no investment advisory fees (fees were reduced by $227,000, $71,000 and $44,000, respectively).

The investment adviser and Schwab have voluntarily guaranteed that, through at least December 31, 2005, the total operating expenses (excluding interest, taxes and extraordinary expenses) of the Institutional Select S&P 500 Fund, Large Cap-Value Index Fund and Small-Cap Value Index Fund will not exceed 0.15%, 0.25% and 0.32%, respectively, of each fund's average daily net assets.


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. The funds pay the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under the contract with the funds, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.05% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with the funds, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.05% of the average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT


PFPC Trust Company, 8800 Tinicum Blvd., 3rd Floor Suite 200, Philadelphia Pennsylvania 19153, serves as custodian for the funds and SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks Pennsylvania 19456, serves as fund accountant.



The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to the funds' transactions.


                             INDEPENDENT ACCOUNTANTS


The funds' independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of each series of the trust and review certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 1999, are included in the fund's annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities each fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. A fund may experience a high portfolio turnover rate in its first year of operation. The funds do not expect that their respective portfolio turnover rates will exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds. The funds' portfolio turnover rates are in the financial highlight tables in the prospectus.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for the funds, the investment adviser seeks to obtain best execution. Subject to the supervision of the board of trustees, the investment adviser will select brokers and dealers for the funds on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.


In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the funds to determine the effect, if any, that the funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.


When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its clients.


In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the board of trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.


In an attempt to obtain best execution for a fund, the investment adviser may place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable a fund to trade directly with other institutional holders on a net basis. At times, this may allow a fund to trade larger blocks than would be possible trading through a single market maker.

                              BROKERAGE COMMISSIONS


For the fiscal year ended October 31, 1999, the Institutional Select S&P 500 Fund, Large-Cap Value Index Fund and Small-Cap Value Index Fund paid brokerage commissions of $99,862, $42,758 and $66,416, respectively.



                            DESCRIPTION OF THE TRUST


Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 7, 1993.


The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The funds may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.


The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. A majority vote of outstanding securities of a fund means the vote, at an annual or a special meeting of shareholders, of the lesser of (a) 67% of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of a fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a fund. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.



           PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND
                               PRICING OF SHARES


                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

As long as the funds or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your fund and request that your mailings not be consolidated.

Each fund reserves the right to waive the early redemption fee for certain tax-advantaged retirement plans.

The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the board of trustees may deem advisable. Payment will be made wholly in cash unless the board of trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order including any order that appears in its sole discretion to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

                        DELIVERY OF SHAREHOLDER DOCUMENTS


Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.


                                PRICING OF SHARES

Securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. Securities for which market quotations or closing values are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines and procedures adopted by the board of trustees. These procedures require that securities be valued on the basis of prices provided by approved pricing services, except when a price appears manifestly incorrect or events occurring between the time a price is furnished by a service and the time a fund calculates its share price materially affect the furnished price. The board of trustees regularly reviews fair values assigned to portfolio securities under these circumstances and also when no prices from approved pricing services are available.


                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company"(RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the US for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

Name of Fund (Commencement of Operations)                From Commencement of Operations to October 31, 1999
--------------------------------------------------------- --------------------------------------------------
Institutional Select(TM) S&P 500 Fund (2/1/99)                                 7.40%

Large-Cap Value Index Fund (2/1/99)                                            6.80%

Small-Cap Value Index Fund (2/1/99)                                           (1.10%)


An after-tax total return for each fund may be calculated by taking that fund's total return and subtracting applicable federal taxes from the portions of each fund's total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

Each fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

A fund also may advertise its cumulative total return. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 1999.

Name of Fund (Commencement of Operations)                   Cumulative Total Return
----------------------------------------------------------- -----------------------------------------------
Institutional Select S&P 500 Fund (2/1/99)                                 7.40%

Large-Cap Value Index Fund (2/1/99)                                        6.80%

Small-Cap Value Index Fund (2/1/99)                                       (1.10%)


The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                                     PART C
                                OTHER INFORMATION
                              SCHWAB CAPITAL TRUST


Item 23.       Exhibits.

(a)      Articles of                Agreement and Declaration of Trust, dated
         Incorporation              May 6, 1993 is incorporated by reference to
                                    Exhibit 1 of Post-Effective Amendment No. 21 to Registrant's Registration on Form N-1A, electronically filed on December 17, 1997.

(b)      By-Laws                    Amended and Restated Bylaws are incorporated
                                    by reference to Exhibit 2 of Post-Effective
                                    Amendment No. 7 to Registrant's Registration
                                    Statement on Form N-1A, electronically filed on February 27, 1996.

(c)      Instruments          (i)   Article III, Section 5, Article V,
         Defining rights of         Article VI, Article VIII, Section 4 and
         Security Holders           Article IX, Sections 1, 5 and 7 of the
                                    Agreement and Declaration of Trust, dated
                                    May 6, 1993, referenced in Exhibit (a)
                                    above, are incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No.
                                    21 of Registrant's registration Statement on Form N-1A electronically filed on December
                                    17, 1997.

                              (ii)  Articles 9 and 11 of the Amended and
                                    Restated Bylaws are incorporated
                                    herein by reference to Exhibit 2 of
                                    Post-Effective Amendment No. 7 to
                                    Registrant's Registration Statement on
                                    Form N-1A, electronically filed on
                                    February 27, 1996.

(d)      Investment Advisory  (i)   Investment Advisory and Administration
         Contracts                  Agreement between Registrant and Charles
                                    Schwab Investment Management, Inc. (the
                                    "Investment Manager"), dated June 15, 1994, is incorporated herein by reference to
                                    Exhibit 5(a) of Post-Effective Amendment No.
                                    21 to Registrant's Registration Statement on
                                    Form N-1A, electronically filed on December
                                    17, 1997.

                              (ii) Amended Schedules A and B to Investment Advisory and Administration Agreement referenced in Exhibit (d)(i) above is incorporated herein by reference to Exhibit
                                    (d)(ii) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, electronically filed on February 26, 1999.

                              (iii) Amended Schedules A and B to the
                                    Investment Advisory and Administration
                                    Agreement between Registrant and the
                                    Investment Manager, referenced in
                                    Exhibit (d)(i) above are incorporated
                                    herein by reference to Exhibit
                                    (d)(iii) of Post Effective Amendment
                                    No. 33 to Registrant's Registration
                                    Statement on Form N-1A electronically
                                    filed on April 15, 1999.

                                (vi) Investment Sub-Advisory Agreement
                                     between Investment Manager, on behalf of the Schwab Analytics Fund(R), and Symphony Asset Management is incorporated herein by reference to
                                     Exhibit 5(d) of Post-Effective Amendment
                                     No. 10 to Registrant's Registration
                                     Statement on Form N-1A, electronically
                                     filed on May 17, 1996.

(e)      Underwriting           (i)  Distribution Agreement between Registrant
         Contracts                   and Charles Schwab & Co., Inc. ("Schwab"),
                                     dated July 21, 1993, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 21 to
                                     Registrant's Registration Statement on Form
                                     N-1A, electronically filed on December 17, 1997.

                                (ii)  Amended Schedule A to the Distribution
                                      Agreement, referenced at Exhibit (e)(i)
                                      above, is incorporated herein by
                                      reference to Exhibit (e)(ii) of
                                      Post-Effective Amendment No. 32 to
                                      Registrant's Registration Statement on
                                      Form N-1A, electronically filed on
                                      February 26, 1999.

                                (iii) Amended Schedule A to the Distribution
                                      Agreement between Registrant and Schwab, referenced at Exhibit (e)(i) above, is incorporated herein by reference to Exhibit (e)(iii) of Post Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A electronically filed on April 15, 1999.

(f)      Bonus or Profit               Inapplicable
         Sharing Contracts

(g)      Custodian Agreements    (i)   Custodian Agreement between Registrant
                                       and Morgan Stanley Trust Company, dated
                                       April 4, 1997, is incorporated herein by reference to Exhibit 8(a) of
                                       Post-Effective Amendment No. 18 to
                                       Registrant's Registration Statement on
                                       Form N-1A, electronically filed on April
                                       14, 1997.

                                (ii)   Amended Appendix 2 to Custodian
                                       Agreement between the Registrant and
                                       Morgan Stanley Trust Company referred to at Exhibit (g)(i) above, is incorporated herein by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A, electronically filed on December 29, 1998.

                                (iii) Amended Custodian Agreement referenced at Exhibit (g)(i) above, between Registrant and Morgan Stanley Trust Company, is incorporated herein by reference to
                                       Exhibit 8(c) of Post-Effective Amendment
                                       No. 21 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on December 17, 1997.

                                (iv) Accounting Services Agreement between Registrant and SEI Investments, dated April 1, 1998, is incorporated herein by reference to Exhibit 8(d) of
                                        Post-Effective Amendment No. 26 to
                                        Registrant's Registration Statement on
                                        Form N-1A, electronically filed on
                                        August 14, 1998.

                                (v)     Amended Schedule A to the Accounting
                                        Services Agreement referenced at
                                        Exhibit (g)(iv) above, is incorporated
                                        herein by reference to Exhibit (g)(v)
                                        of Post-Effective Amendment No. 32 to
                                        Registrant's Registration Statement on
                                        Form N1-A, electronically filed on
                                        February 26, 1999.

                                (vi)    Amended Schedule A to the Accounting
                                        Services Agreement referenced at
                                        Exhibit (g)(iv) above, is incorporated
                                        herein by reference to Exhibit (g)(vi)
                                        of Post Effective Amendment No. 34 to
                                        Registrant's Registration Statement on
                                        Form N-1A, electronically filed on
                                        September 14, 1999.

                                (vii)   Custodian Services Agreement between
                                        Registrant, on behalf of the Schwab
                                        S&P 500 Fund, and PNC Bank, National
                                        Association ("PNC Bank"), dated
                                        February 21, 1996, is incorporated
                                        herein by reference to Exhibit 8(c) of
                                        Post-Effective Amendment No. 7 to
                                        Registrant's Registration Statement on
                                        Form N-1A, electronically filed on
                                        February 27, 1996.

                                (viii)  Schedule A to the Custodian Services
                                        Agreement referenced at Exhibit
                                        (g)(vii) above between Registrant, on
                                        behalf of the Institutional Select
                                        Index Funds is incorporated herein by
                                        reference to Exhibit (g)(viii) of
                                        Post-Effective Amendment No. 32 to
                                        Registrant's Registration Statement on
                                        Form N1-A, electronically filed on
                                        February 26, 1999.


                                (ix)    Schedule I to the Custodian Services
                                        Agreement referenced at Exhibit
                                        (g)(vii) above, is electronically
                                        filed herewith.


                                (x) Accounting Services Agreement between Registrant, on behalf of the Schwab S&P 500 Fund, and PFPC Inc., dated February 21, 1996, is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 1996.

                                (xi)    Amended Schedule to the Accounting
                                        Services Agreement referenced at
                                        Exhibit (g)(viii) above between
                                        Registrant, on behalf of the Schwab
                                        S&P 500 Fund and the Schwab Analytics
                                        Fund, and PFPC Inc. is incorporated
                                        herein by reference to Exhibit 8(f) of
                                        Post-Effective Amendment No. 10 to
                                        Registrant's Registration Statement on
                                        Form N-1A, electronically filed on May
                                        17, 1996.


Part C

                                (xii)   Transfer Agency Agreement between
                                        Registrant and Schwab, dated July 21,
                                        1993, is incorporated herein by
                                        reference to Exhibit 8(j) of
                                        Post-Effective Amendment No. 21 to
                                        Registrant's Registration Statement on
                                        Form N-1A, electronically filed on
                                        December 17, 1997.

                                (xiii)  Amended Schedules A and C to the
                                        Transfer Agency Agreement referenced
                                        at Exhibit (g)(xii) above is
                                        incorporated herein by reference to
                                        Exhibit (xiii) of Post-Effective
                                        Amendment No. 32 to Registrant's
                                        Registration Statement on Form N1-A,
                                        electronically filed on February 26,
                                        1999.

                                (xiv)   Amended Schedules A and C to the
                                        Transfer Agency Agreement between
                                        Registrant and Schwab referenced at
                                        Exhibit (g)(xii) above, are
                                        incorporated herein by reference to
                                        Exhibit (g)(xiv) of Post Effective
                                        Amendment No. 33 to Registrant's
                                        Registration Statement on Form N-1A
                                        electronically filed on April 15,
                                        1999.

                                (xv) Shareholder Service Agreement between Registrant and Schwab, dated July 21, 1993 is incorporated herein by reference to Exhibit 8(l) of
                                        Post-Effective Amendment No. 21 to
                                        Registrant's Registration Statement on
                                        Form N-1A, electronically filed on
                                        December 17, 1997.

                                (xvi)   Amended Schedules A and C to the
                                        Shareholder Service Agreement between
                                        Registrant and Schwab referenced at
                                        Exhibit (g)(xv) above, is incorporated
                                        herein by reference to Exhibit
                                        (g)(xvi) of Post-Effective Amendment
                                        No. 32 to Registrant's Registration
                                        Statement on Form N1-A, electronically
                                        filed on February 26, 1999.

                                (xvii)  Amended Schedules A and C to the
                                        Shareholder Service Agreement between
                                        Registrant and Schwab referenced at
                                        Exhibit (g)(xv) above, are
                                        incorporated herein by reference to
                                        Exhibit (g)(xvii) of Post Effective
                                        Amendment No. 33 to Registrant's
                                        Registration Statement on Form N-1A
                                        electronically filed on April 15,
                                        1999.


                                (xviii) Amended Custodian Services Agreement
                                        by and between Registrant and PNC
                                        Bank, National Association, dated
                                        November 1, 1998, referenced as
                                        Exhibit (g)(vii) above, is
                                        incorporated herein by reference to
                                        Exhibit (g)(xv) of Post-Effective
                                        Amendment No. 30 to Registrant's
                                        Registration Statement on Form N-1A,
                                        electronically filed on December 29,
                                        1998.


(h)      Other Material                 License Agreement between Schwab Capital
         Contracts                      Trust and Standard & Poor's is
                                        incorporated herein by reference to
                                        Exhibit (h) of Post-Effective Amendment
                                        No. 32 to Registrant's Registration
                                        Statement on Form N1-A, electronically
                                        filed on February 26, 1999.


(i)      Legal Opinion                  Opinion of Counsel electronically filed
                                        herewith as Exhibit (i).

(j)      Other Opinions                 Auditors' Consent electronically filed
                                        herewith as Exhibit (j).


(k)      Omitted Financial              Inapplicable.
         Statements

(l)      Initial Capital          (i)   Purchase Agreement for the Schwab
         Agreement                      International Index Fund(R), dated June
                                        17, 1993, is incorporated herein by
                                        reference to Exhibit 13(a) of Post-
                                        Effective Amendment No. 21 to
                                        Registrant's Registration Statement on
                                        Form N-1A, electronically filed on
                                        December 17, 1997.

                                (ii)    Purchase Agreement for the Schwab
                                        Small-Cap Index Fund(R), dated October
                                        13, 1993, is incorporated herein by
                                        reference to Exhibit 13(b) of
                                        Post-Effective Amendment No. 21 to
                                        Registrant's Registration Statement on
                                        Form N-1A, electronically filed on
                                        December 17, 1997.

                                (iii)   Purchase Agreement for the Schwab
                                        MarketTrack Portfolios - Growth
                                        Portfolio, Balanced Portfolio and
                                        Conservative Portfolio (formerly
                                        Schwab Asset Director(R)- High Growth,
                                        Schwab Asset Director - Balanced
                                        Growth, and Schwab Asset Director -
                                        Conservative Growth Funds) is
                                        incorporated herein by reference to
                                        Exhibit 13(c) of Post-Effective
                                        Amendment No. 6 to registrant's
                                        Registration Statement on Form N-1A,
                                        electronically filed on December 15,
                                        1996.

                                (iv) Purchase Agreement for the Schwab S&P 500 Fund-Investor Shares and e.Shares(R) is incorporated herein by reference to Exhibit 13(d) of
                                        Post-Effective Amendment No. 7 to
                                        Registrant's Registration Statement on
                                        Form N-1A, electronically filed on
                                        February 27, 1996.

                                (v)     Purchase Agreement for the Schwab
                                        Analytics Fund(R) is incorporated
                                        herein by reference to Exhibit 13(e)
                                        to Post-Effective Amendment No. 13 of
                                        Registrant's Registration Statement on
                                        Form N-1A, electronically filed on
                                        October 10, 1996.

                                (vi)    Purchase Agreement for Schwab
                                        MarketManager International Portfolio
                                        (formerly Schwab OneSource(R)
                                        Portfolios-International) is
                                        incorporated herein by reference to
                                        Exhibit 13(f) of Post-Effective
                                        Amendment No. 13 to Registrant's
                                        Registration Statement on Form N-1A,
                                        electronically filed on October 10,
                                        1996.

                                (vii)   Purchase Agreement for Schwab
                                        MarketManager Growth Portfolio and
                                        Balanced Portfolio (formerly Schwab
                                        OneSource Portfolios-Growth Allocation
                                        and Schwab OneSource Portfolios-Balanced
                                        Allocation) is incorporated herein by
                                        reference of Exhibit 13(g) to
                                        Post-Effective Amendment No. 14 to
                                        Registration Statement on Form N-1A,
                                        electronically filed on December 18,
                                        1996.

                                (viii)  Purchase Agreement for Schwab
                                        MarketManager(TM) Small Cap Portfolio
                                        (formerly Schwab OneSource(R)
                                        Portfolios-Small Company) is
                                        incorporated herein by reference to
                                        Exhibit 13(h) of Post-Effective
                                        Amendment No. 21 to Registrant's
                                        Registration Statement on Form N-1A,
                                        electronically filed on December 17,
                                        1997.

                                (ix) Purchase Agreement for MarketTrack(TM) All Equity Portfolio is incorporated herein by reference to Exhibit 13(i) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A, electronically filed on August 14, 1998.

                                (x)     Purchase Agreement for Institutional
                                        Select S&P 500 Fund, Institutional
                                        Select Large-Cap Value Index Fund and
                                        Institutional Select Small-Cap Value
                                        Index Fund is incorporated herein by
                                        reference to Exhibit (l)(x) of
                                        Post-Effective Amendment No. 32 to
                                        Registrant's Registration Statement on
                                        Form N1-A, electronically filed on
                                        February 26, 1999.

                                (xi)    Purchase Agreement for Schwab Total
                                        Stock Market Index Fund is
                                        incorporated herein by reference to
                                        Exhibit (l)(xi) of Post Effective
                                        Amendment No. 33 to Registrant's
                                        Registration Statement on Form N-1A
                                        electronically filed on April 15,
                                        1999.

(m)      Rule 12b-1 Plan                Inapplicable.


(n)      Financial Data         (i)     Inapplicable.
         Schedule


(o)      Rule 18f-3 Plan        (i)     Amended and Restated Multiple Class
                                        Plan, dated April 10, 1997, for Schwab
                                        International Index Fund, Schwab
                                        Small-Cap Index Fund and Schwab S&P
                                        500 Fund is incorporated herein by
                                        reference to Post Effective Amendment
                                        18 to Registrant's Registration
                                        Statement on Form N1-A, electronically
                                        filed on April 14, 1997.

                                (ii) Amended Schedule A to the Amended and Restated Multiple Class Plan and the Amended and Restated Multiple Class Plan, referenced at Exhibit (o)(i) above, for Schwab Total Stock Market Index are incorporated herein by reference to Exhibit (o)(ii) of Post Effective Amendment No. 33 to
                                        Registrant's Registration Statement on
                                        Form N-1A electronically filed on
                                        April 15, 1999.

(p)      Power of Attorney              Power of Attorney executed by Jeremiah
                                        H. Chafkin, December 6, 1999, is
                                        electronically filed herewith as Exhibit
                                        (p).

(q)      Code of Ethics                 Code of Ethics adopted by Registrant,
                                        Charles Schwab Investment Management
                                        Inc. and Charles Schwab & Co., Inc. is
                                        electronically filed herewith as
                                        Exhibit (q).

Item 24.      Persons Controlled by or under Common Control with the Fund.

       The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), are advised by the Investment Manager, and employ Schwab as their principal underwriter, transfer agent and shareholder services agent. As a result, The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios may be deemed to be under common control with Registrant.

Item 25.      Indemnification.

       Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit
(1) hereto, which is incorporated by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.      Business and Other Connections of Investment Adviser


Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future as well as provider of advisory services to the Schwab Fund for Charitable Giving and to Charles Schwab Asset Management (Ireland) Limited.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below. In addition, the name and position of each director and/or senior or executive officer of the Registrant's principal underwriter Schwab & Co. Inc. is listed below.


Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------- ------------------------------------------------- ----------------------------------
Charles R. Schwab,               Charles Schwab & Co., Inc.                        Chairman, Director
Chairman, Chief Executive
Officer and Trustee
                                 The Charles Schwab Corporation                    Chairman and Co-Chief Executive
                                                                                   Officer, Director

                                 Charles Schwab Investment Management, Inc.        Chairman, Director

                                 The Charles Schwab Trust Company                  Director

                                 Mayer & Schweitzer, Inc.                          Chairman and Director until
                                                                                   January 1999

                                 Schwab Retirement Plan Services, Inc.             Chairman, Director until January
                                                                                   1999

                                 Charles Schwab Limited (U.K.)                     Chairman and Chief Executive
                                                                                   Officer

                                 Schwab Holdings, Inc.                             Chief Executive Officer

                                 Schwab International Holdings, Inc.               Chairman and Chief Executive
                                                                                   Officer

                                 Schwab (SIS) Holdings, Inc. I                     Chairman and Chief Executive
                                                                                   Officer

                                 Performance Technologies, Inc.                    Chairman, Director until January
                                                                                   1999

                                 TrustMark, Inc.                                   Chairman and Director until
                                                                                   January 1999

                                 The Gap, Inc.                                     Director

                                 Audiobase, Inc.                                   Director

                                 Vodaphone AirTouch PLC                            Director

                                 Siebel Systems                                    Director

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------- ------------------------------------------------- ----------------------------------
David S. Pottruck                Charles Schwab & Co., Inc.                        Chief Executive Officer, Director

                                 The Charles Schwab Corporation                    President and Co-Chief Executive
                                                                                   Officer, Director

                                 Schwab Retirement Plan Services, Inc.             Director until January 1999

                                 Charles Schwab Limited (U.K.)                     Director until January 1999

                                 Charles Schwab Investment Management, Inc.        Director

                                 Mayer & Schweitzer, Inc.                          Director until January 1999

                                 Performance Technologies, Inc.                    Director until January 1999

                                 TrustMark, Inc.                                   Director until January 1999

Steven L. Scheid                 Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
President and Trustee                                                              President - Financial Products
                                                                                   and Services, Director

                                 The Charles Schwab Corporation                    Vice Chairman and Executive
                                                                                   Vice President

                                 Charles Schwab Investment Management, Inc.        Chief Executive Officer and
                                                                                   Chief Financial Officer, Director

                                 The Charles Schwab Trust Company                  Director until July 1998

                                 Charles Schwab Limited (U.K.)                     Finance Officer

                                 Schwab Retirement Plan Services, Inc.             Director until January 1999

                                 Performance Technologies, Inc.                    Director until January 1999

                                 Mayer & Schweitzer, Inc.                          Director until January 1999

Willie C. Bogan                  The Charles Schwab Corporation                    Assistant Corporate Secretary

                                 Charles Schwab & Co., Inc.                        Vice President and Assistant
                                                                                   Corporate Secretary

                                 Charles Schwab Investment Management, Inc.        Assistant Corporate Secretary

                                 The Charles Schwab Trust Company                  Assistant Corporate Secretary

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------- ------------------------------------------------- ----------------------------------
Jeremiah H. Chafkin, Executive   Charles Schwab & Co., Inc.                        Executive Vice President -
Vice President and Chief                                                           SchwabFunds.  Prior to November
Operating Officer                                                                  1999, Mr. Chafkin was Senior
                                                                                   Managing Director, Bankers Trust
                                                                                   Company.

                                 Charles Schwab Investment Management, Inc.        President and Chief Operating
                                                                                   Officer

Karen W. Chang                   Charles Schwab & Co., Inc.                        Enterprise President - General
                                                                                   Investor Services

John P. Coghlan                  Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
                                 President - Retirement Plan
                                 Services and Services for
                                                                                   Investment Managers

Frances Cole,                    Charles Schwab Investment Management, Inc.        Senior Vice President, Chief
Secretary                                                                          Counsel and Assistant Corporate
                                                                                   Secretary

Linnet F. Deily                  Charles Schwab & Co., Inc.                        Vice Chairman and President -
                                                                                   Schwab Retail Group

Christopher V. Dodds             Charles Schwab & Co., Inc.                        Executive Vice President and Chief
                                                                                   Financial Officer

Carrie Dwyer                     Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Corporate Oversight and Corporate
                                                                                   Secretary

Wayne W. Fieldsa                 Charles Schwab & Co., Inc.                        Enterprise President - Brokerage
                                                                                   Operations

Lon Gorman                       Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
                                                                                   President - Capital Markets and
                                                                                   Trading

James M. Hackley                 Charles Schwab & Co., Inc.                        Executive Vice President - Retail
                                                                                   Client Services

Colleen M. Hummer                Charles Schwab & Co., Inc.                        Senior Vice President - Mutual
                                                                                   Funds Operations

Daniel O. Leemon                 The Charles Schwab Corporation                    Executive Vice President and Chief
                                                                                   Strategy Officer

Dawn G. Lepore                   Charles Schwab & Co., Inc.                        Vice Chairman, Executive Vice
                                                                                   President and Chief Information
                                                                                   Officer

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------- ------------------------------------------------- ----------------------------------
Susanne D. Lyons                 Charles Schwab & Co., Inc.                        Enterprise President - Retail
                                                                                   Client Services

Frederick E. Matteson            Charles Schwab & Co., Inc.                        Executive Vice President - Schwab
                                                                                   Technology Services

John P. McGonigle                Charles Schwab & Co., Inc.                        Executive Vice President - Mutual
                                                                                   Funds

Geoffrey Penney                  Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Financial Products and
                                                                                   International Technology

George A. Rich                   Charles Schwab & Co., Inc.                        Executive Vice President - Human
                                                                                   Resources

Gideon Sasson                    Charles Schwab & Co., Inc.                        Enterprise President - Electronic
                                                                                   Brokerage

Elizabeth G. Sawi                Charles Schwab & Co., Inc.                        Executive Vice President and Chief
                                                                                   Administrative Officer

Leonard Short                    Charles Schwab & Co., Inc.                        Executive Vice President - CRS
                                                                                   Advertising and Branch Management

Stephen B. Ward,                 Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Senior Vice President and                                                          Investment Officer
Chief Investment Officer

The following information, which is believed to be accurate, is based upon information provided by Symphony. The business, profession, vocation or employment of a substantial nature in which each director and/or officer of Symphony is or has been engaged during the past two fiscal years for his or her own account in the capacity of director, officer, employee, partner or trustee is as follows:

           Name                          Name of Company                               Capacity
-----------------------------------------------------------------------------------------------------------------
Andrew T. Rudd             Symphony Asset Management, Inc.             Director and Chairman

                           BARRA, Inc.                                 Director, Chief Executive Officer and
                                                                       Chairman

Jeffrey L. Skelton         Symphony Asset Management, Inc.             Director, Chief Executive Officer and
                                                                       President

                           BARRA, Inc.                                 President, BARRA Ventures Div. until 1994

           Name                          Name of Company                               Capacity
-----------------------------------------------------------------------------------------------------------------
Neil L. Rudolph            Symphony Asset Management, Inc.             Chief Operating Officer/Chief Compliance
                                                                       Officer

                           Wells Fargo Nikko Investment Advisors       Managing Director, Chief Operating
                                                                       Officer -- Mutual Fund Group until 1994

Praveen K. Gottipalli      Symphony Asset Management, Inc.             Director of Investments

                           BARRA, Inc.                                 Director of Active Strategies until 1994


Michael J. Henman          Symphony Asset Management, Inc.             Director of Business Development

                           Wells Fargo Nikko Investment Advisors       Managing Director
                                                                       until 1994


Item 27.         Principal Underwriters.

                 (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab also acts as principal underwriter for the The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.

                 (b) See Item 26(b) for information on each director and/or senior or executive officer of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

                 (c) Not applicable.


Item 28.      Location of Accounts and Records.

       All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of Registrant; Registrant's investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's former sub-investment adviser, Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Suite 1100, Santa Monica, California 90401; Registrant's sub-investment adviser for the Schwab Analytics Fund(R) is Symphony Asset Management, Inc., 555 California Street, Suite 2975, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's custodian and fund accountants, PNC Bank, National Association/PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, Chase Manhattan Bank, 1 Pierrepont Plaza, Brooklyn, New York 11201, and SEI Fund Resources, Oaks Pennsylvania 19456; Registrant's former custodians and fund accountants, Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02180; or Ropes & Gray, 1301 K Street, N.W., Suite 800 East, Washington, District of Columbia 20005.

Item 29.      Management Services.

              Not applicable.

Item 30.      Undertakings.

              Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 36 to be signed on its behalf by the undersigned, duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on this 25th day of February, 2000.

                                            SCHWAB CAPITAL TRUST
                                            Registrant

                                            Charles R. Schwab*
                                            -----------------------------------
                                            Charles R. Schwab, Chairman , Chief
                                            Executive Officer and Trustee

                  Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 25th day of February, 2000.

Signature                                            Title
---------                                            -----
Charles R. Schwab*                                   Chairman, Chief Executive Officer,  and Trustee
------------------------------
Charles R. Schwab

Steve Scheid*                                        President and Trustee
------------------------------
Steve Scheid

Jeremiah H. Chafkin*                                 Executive Vice President, Chief Operating Officer
------------------------------
Jeremiah H. Chafkin

William J. Klipp*                                    Trustee
------------------------------
William J. Klipp

Donald F. Dorward*                                   Trustee
------------------------------
Donald F. Dorward

Robert G. Holmes*                                    Trustee
------------------------------
Robert G. Holmes

Donald R. Stephens*                                  Trustee
------------------------------
Donald R. Stephens

Michael W. Wilsey*                                   Trustee
------------------------------
Michael W. Wilsey

Tai-Chin Tung*                                       Treasurer and Principal Financial Officer
------------------------------
Tai-Chin Tung

*By  /s/ John H. Grady, Jr.
     --------------------------------
     John H. Grady, Jr., Attorney-in-Fact
     pursuant to Powers of Attorney

                                  EXHIBIT INDEX


EXH. NO.          DOCUMENT

(g)(ix)           Schedule I to the Custodian Services Agreement

(i)               Opinion of Counsel

(j)               Auditors' Consent

(p)               Power of Attorney

(q)               Code of Ethics